As filed with the U.S. Securities and Exchange Commission on October 26, 2012

  File No. 333-64981
  File No. 811-09025

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

  REGISTRATION STATEMENT UNDER THE
  SECURITIES ACT OF 1933  ☐

  POST-EFFECTIVE AMENDMENT NO. 19  ☒

  and

  REGISTRATION STATEMENT UNDER THE
  INVESTMENT COMPANY ACT OF 1940  ☐

  AMENDMENT NO. 21  ☒

NEW COVENANT FUNDS

(Exact Name of Registrant as Specified in Charter)

SEI Investments Company

One Freedom Valley Drive
Oaks, Pennsylvania 19456
(Address of Principal Executive Offices, Zip Code)
1-610-676-1000
(Registrant's Telephone Number)

Timothy D. Barto, Esq.

SEI Investments Company
One Freedom Valley Drive
Oaks, Pennsylvania 19456
(Name and Address of Agent for Service)

Copy to:

Timothy W. Levin, Esquire
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

It is proposed that this filing become effective (check appropriate box)

☒  Immediately upon filing pursuant to paragraph (b)

☐  On [date] pursuant to paragraph (b)

☐  60 days after filing pursuant to paragraph (a)(1)

☐  75 days after filing pursuant to paragraph (a)(2)

☐  On [date] pursuant to paragraph (a) of Rule 485

PROSPECTUS

OCTOBER 31, 2012

New Covenant Growth Fund (NCGFX)
New Covenant Income Fund (NCICX)
New Covenant Balanced Growth Fund (NCBGX)
New Covenant Balanced Income Fund (NCBIX)

HONOR AND MAJESTY ARE BEFORE
HIM; STRENGTH AND BEAUTY ARE
IN HIS SANCTUARY.

  Psalm 96:6

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

SEI Investments Distribution Co. | Oaks, PA 19456 | 877-835-4531

PROSPECTUS

NEW COVENANT FUNDS

About This Prospectus

FUND SUMMARY
NEW COVENANT GROWTH FUND	1
NEW COVENANT INCOME FUND	6
NEW COVENANT BALANCED GROWTH FUND	12
NEW COVENANT BALANCED INCOME FUND	18
Tax Information	24
Payments to Broker-Dealers and Other Financial Intermediaries	24
MORE INFORMATION ABOUT INVESTMENTS	24
MORE INFORMATION ABOUT RISKS	27
Risk Information Common to the Funds	27
More Information About Principal Risks	27
MORE INFORMATION ABOUT THE FUNDS' BENCHMARK INDICES	29
INVESTMENT ADVISER AND SUB-ADVISERS	30
Information About Voluntary Fee Waivers	31
Sub-Advisers and Portfolio Managers	32
PURCHASING, EXCHANGING AND SELLING FUND SHARES	34
HOW TO PURCHASE FUND SHARES	34
Purchase Amounts	35
Instructions for Opening or Adding to an Account	35
Purchase Price	37
Pricing of Fund Shares	37
Frequent Purchases and Redemptions of Fund Shares	39
Timing of Purchase Requests	40
Stock Exchange Closings	40
Rights Reserved by the Fund	40
Third Party Investments	41
Foreign Investors	41
Customer Identification and Verification and Anti-Money Laundering Program	41
HOW TO EXCHANGE OR TRANSFER YOUR FUND SHARES	42
Exchange Privilege	42
Transfer of Ownership	42
HOW TO SELL YOUR FUND SHARES	42
Instructions for Selling Fund Shares	42
Timing of Sale Requests	44
Signature Guarantees	44
Redemption Policies	45
DISTRIBUTION AND SERVICE OF FUND SHARES	45
Distribution	45
Shareholder Services	45
Shareholder Services Agreements	47
DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION	47
DIVIDENDS, DISTRIBUTIONS AND TAXES	47
Dividends and Distributions	47
Taxes	48
FINANCIAL HIGHLIGHTS	50
HOW TO OBTAIN MORE INFORMATION ABOUT NEW COVENANT FUNDS	Back Cover

PROSPECTUS

NEW COVENANT GROWTH FUND

Fund Summary

Investment Objective

The Fund's investment objective is long-term capital appreciation. Dividend income, if any, will be incidental.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.62%
Distribution (12b-1) Fees	None
Other Expenses	0.51%
Total Annual Fund Operating Expenses	1.13%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
New Covenant Growth Fund	$115	$359	$622	$1,375

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 83% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, at least 80% of the Fund's net assets will be invested in a diversified portfolio of common stocks of companies that the Fund's portfolio managers believe have long-term growth potential.

The Fund makes investment decisions consistent with social-witness principles approved by the General Assembly of the Presbyterian Church (U.S.A.). The Fund does not invest in those companies

PROSPECTUS

involved in the military and tobacco industries that are prohibited for investment in accordance with the policies that are set by the General Assembly of the Presbyterian Church (U.S.A.) as brought forth by the Mission Responsibility Through Investment Committee Guidelines. The Fund also does not invest in certain other companies that have derived 25% or more of the company's revenues from alcohol, gambling and tobacco, and does not invest in certain companies in the weapons industry.

The Fund invests in common stocks and other equity securities of companies of all sizes, domestic and foreign. The Fund generally invests in larger companies, although it may purchase securities of companies of any size, including small companies. Up to 40% of the Fund's net assets may be invested in securities of foreign issuers in any country, including developed or emerging markets. Foreign securities are selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions.

SEI Investments Management Corporation ("SIMC," or the "Adviser") seeks to enhance performance and reduce market risk by strategically allocating the Fund's assets among multiple sub-advisers (each, a "Sub-Adviser" and collectively, the "Sub-Advisers"). The allocation is made based on the Adviser's desire for balance among differing investment styles and philosophies offered by the Sub-Advisers.

The Fund adheres to the social-witness principles through the use of Sub-Advisers that invest directly and a designated Sub-Adviser that acts as an overlay manager and implements the portfolio recommendations of certain other Sub-Advisers. Such other Sub-Advisers provide model portfolios to the Fund on an ongoing basis that represent their recommendations as to the securities to be purchased, sold or retained by the Fund. The overlay manager constructs a portfolio for a portion of the Fund that represents the aggregation of the model portfolios it receives from certain other Sub-Advisers, with the weighting of each model in the portfolio determined by the Adviser. The overlay manager implements the portfolio consistent with that represented by the aggregation of the model portfolios, with limited authority to vary from such aggregation, primarily for the purpose of conforming the Fund's securities transactions to the social-witness principles. The overlay manager may also, to a lesser extent, deviate from such aggregation for the purposes of risk management, costs management and efficient tax management.

On occasion, up to 20% of the Fund's net assets may be invested in bonds that are rated within the four highest credit rating categories assigned by independent rating agencies, or in unrated equivalents that may be considered by a Sub-Adviser to be investment grade, or in commercial paper within the two highest rating categories of independent rating agencies. There are no restrictions on the Fund's average portfolio maturity or on the maturity of any specific security.

The remainder of the Fund's assets may be held in cash or cash equivalents.

A Sub-Adviser may sell a security when it becomes substantially overvalued, is experiencing deteriorating fundamentals, or as a result of changes in portfolio strategy. A security may also be sold and replaced with one that presents a better value.

PROSPECTUS

Principal Risks

Losing all or a portion of your investment is a risk of investing in the Fund. The following principal risks could affect the value of your investment:

Stock Market Risk — Prices of securities held by the Fund may fall due to various conditions or circumstances that may be unpredictable. The stock market may, from time to time, become subject to significant volatility which can increase the risks associated with an investment in the Fund.

Social-Witness Principles Risk — The Fund may choose not to purchase, or may sell, otherwise profitable investments in companies which have been identified as being in conflict with its established social-witness principles. This means that the Fund may underperform other similar mutual funds that do not consider social-witness principles in their investing.

Small Company Risk — Smaller companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Their securities may trade less frequently and in more limited volume than securities of larger, more established companies. The prices of small company stocks tend to rise and fall in value more than other stocks.

Foreign Securities Risk — The performance of the Fund's investments in non-U.S. companies and in companies operating internationally or in foreign countries will depend principally on economic conditions in their product markets, the securities markets where their securities are traded, and on currency exchange rates. There are also risks related to social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

Emerging Markets Risk — Emerging-market countries may have less developed legal structures and political systems, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries.

Portfolio Turnover Risk — A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains. This may subject a shareholder to a higher tax liability. A high portfolio turnover rate also leads to higher transaction costs, which could negatively affect the Fund's performance.

Interest Rate Risk — The market value of bonds generally declines when interest rates rise. This risk is greater for bonds with longer maturities.

Credit Risk — An issuer of a fixed-income security may default on a security by failing to make interest or principal payments when due.

The Fund may be appropriate for investors who are looking for capital appreciation as compared to current income; can accept the risks of investing in a portfolio of common stocks; can tolerate performance that can vary substantially from year to year; and have a long-term investment horizon.

PROSPECTUS

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years compared with those of broad measures of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.NewCovenantFunds.com or by calling the Fund toll-free at 877-835-4531.

Best Quarter: 16.23% (06/30/09)

Worst Quarter: -22.56% (12/31/08)

The Fund's total return (pre-tax) from January 1, 2012 to September 30, 2012 was 15.11%.

Average Annual Total Returns (for the periods ended December 31, 2011)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

New Covenant Growth Fund	1 Year	5 Years	10 Years
Fund Return Before Taxes	-3.02%	-1.94%	2.08%
Fund Return After Taxes on Distributions	-3.36%	-2.61%	1.64%
Fund Return After Taxes on Distributions and Sale of Fund Shares	-1.96%	-2.00%	1.54%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)*	1.50%	-0.02%	3.34%
Blended 80% Russell 1000® Index/20% MSCI ACWI ex-U.S. Index (reflects no deduction for fees, expenses or taxes)	-1.69%	-0.53%	3.99%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)*	2.11%	-0.25%	2.92%
Blended 80% S&P 500® Index/20% MSCI ACWI ex-U.S. Index (reflects no deduction for fees, expenses or taxes)	-1.13%	-0.62%	3.74%

* The Fund has changed its primary benchmark from the S&P 500® Index to the Russell 1000® Index because the Adviser and Sub-Advisers believe that the Russell 1000® Index is more representative of the type of securities in which the Fund invests.

PROSPECTUS

Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Baillie Gifford Overseas Ltd.	Jonathan Bates Angus Franklin Elaine Morrison Gerald Smith Andrew Strathdee Andrew Stobart	Since 2010 Since 2010 Since 2010 Since 2010 Since 2010 Since 2010	Investment Manager, Partner Investment Manager, Partner Investment Manager, Partner Chief Investment Officer, Partner Investment Manager Investment Manager
Parametric Portfolio Associates LLC	David Stein Thomas Seto	Since 2012 Since 2012	Chief Investment Officer Lead Portfolio Manager, Managing Director of Portfolio Management
Sustainable Growth Advisers, LP	Gordon M. Marchand George P. Fraise	Since 2011 Since 2011	Principal and Portfolio Manager Principal and Portfolio Manager
	Robert L. Rohn	Since 2011	Principal and Portfolio Manager
Tocqueville Asset Management LP	Robert W. Kleinschmidt, CFA	Since 2012	President, Chief Executive Officer, Chief Investment Officer and Chairman of the Multi Cap Equity (MCE) Investment Committee
	James Hunt	Since 2012	Managing Director, Portfolio Manager and Member of the MCE Investment Committee and International MCE Investment Committees
	Peter Shawn	Since 2012	Managing Director, Portfolio Manager and Member of the MCE Investment Committee and International MCE Investment Committees
	Joseph Zock	Since 2012	Managing Director, Portfolio Manager and Member of the MCE Investment Committee and International MCE Investment Committees
Waddell & Reed	Erik Becker, CFA	Since 2012	Senior Vice President, Portfolio Manager
Investment Management Co.	Gus Zinn, CFA	Since 2012	Senior Vice President, Portfolio Manager
WestEnd Advisors, LLC	Robert L. Pharr	Since 2012	Managing Partner, Chief Investment Officer

Purchase and Sale of Fund Shares

You may purchase, exchange (into another New Covenant Fund or into the Federated Treasury Obligations Fund) or redeem Fund shares on any business day via mail (New Covenant Growth Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by telephone at 877-835-4531 or through approved selling agents or brokers. You may also purchase or redeem Fund shares by wire transfer or exchange Fund shares through account access online at www.NewCovenantFunds.com. The minimum initial and subsequent investment amounts are shown below.

Minimum Investments:	To Open Your Account	To Add to Your Account	Automatic Investment Plan
All Accounts	$500	$100	$50

For important information about Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 24 of this prospectus.

PROSPECTUS

NEW COVENANT INCOME FUND

Fund Summary

Investment Objective

The Fund's investment objective is a high level of current income with preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.42%
Distribution (12b-1) Fees	None
Other Expenses	0.51%
Total Annual Fund Operating Expenses	0.93%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
New Covenant Income Fund	$95	$296	$515	$1,143

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 95% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, at least 80% of the Fund's net assets will be invested in a diversified portfolio of bonds and other debt obligations of varying maturities.

The Fund makes investment decisions consistent with social-witness principles approved by the General Assembly of the Presbyterian Church (U.S.A.). The Fund does not invest in those companies involved in the military and tobacco industries that are prohibited for investment in accordance with the policies that are set by the General Assembly of the Presbyterian Church (U.S.A.) as brought forth by the

PROSPECTUS

Mission Responsibility Through Investment Committee Guidelines. The Fund also does not invest in certain other companies that have derived 25% or more of the company's revenues from alcohol, gambling and tobacco, and does not invest in certain companies in the weapons industry.

The Fund invests in corporate bonds. The Fund also invests in securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association, which are supported by the full faith and credit of the U.S. Government, and the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported by the right of the issuer to borrow from the U.S. Treasury. The Fund may also invest in bonds of international corporations or foreign governments. In addition, the Fund invests in mortgage-backed and asset-backed securities.

At least 65% of the Fund's net assets will be invested in bonds that are rated within the four highest credit rating categories assigned by independent rating agencies, and the Fund will attempt to maintain an overall credit quality rating of AA or higher. The Fund may invest in unrated equivalents that may be considered to be investment grade. The Fund may invest up to 20% of its net assets in bonds that are rated below investment grade (junk bonds).

Up to 20% of the Fund's net assets may be invested in commercial paper within the two highest rating categories of independent rating agencies. The Fund may also invest up to 40% of its net assets in the fixed-income securities of foreign issuers in any country including developed or emerging markets. Foreign securities are selected on an individual basis without regard to any defined allocation among countries or geographic regions.

The Adviser seeks to enhance performance and reduce market risk by strategically allocating the Fund's assets among multiple Sub-Advisers. The allocation is made based on the Adviser's desire for balance among differing investment styles and philosophies offered by the Sub-Advisers.

The Fund's average dollar-weighted maturity is expected to be approximately nine years. The Fund may invest in securities of any maturity, but expects its average maturity to range from four years to twelve years and its average duration to be between three and six years. Duration reflects the change in the value of a fixed-income security that will result from a 1% change in interest rates. For example, a five year duration means a bond will decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%.

Investments for the Fund, both foreign and domestic, are selected based on the following criteria:

— the use of interest-rate and yield-curve analyses;

— the use of credit analyses, which indicate a security's rating and potential for appreciation; and

— use of the above disciplines to invest in high-yield bonds and fixed-income securities issued by foreign and domestic governments and companies.

The remainder of the Fund's assets may be held in cash or cash equivalents.

A Sub-Adviser may sell a security when it becomes substantially overvalued, is experiencing deteriorating fundamentals, or as a result of changes in portfolio strategy. A security may also be sold and replaced with one that presents a better value.

PROSPECTUS

Principal Risks

Losing all or a portion of your investment is a risk of investing in the Fund. The following principal risks could affect the value of your investment:

Interest Rate Risk — The market value of bonds generally declines when interest rates rise. This risk is greater for bonds with longer maturities.

Call Risk — Call risk exists when an issuer may exercise its rights to pay principal on a bond earlier than scheduled. This typically results when interest rates have declined, and the Fund will suffer from having to reinvest in lower-yielding bonds.

Credit Risk — An issuer of a fixed-income security may default on a security by failing to make interest or principal payments when due.

Prepayment Risk — Prepayment risk relates to mortgages being prepaid at a rate different than projected. The Fund may then be forced to invest the proceeds from prepaid mortgage-backed securities at lower prevailing rates when interest rates are falling, or prevented from investing at higher rates if prepayments are slow when interest rates are rising.

Extension Risk — The Fund's investments in fixed income securities are subject to extension risk. Generally, rising interest rates tend to extend the duration of fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility.

Social-Witness Principles Risk — The Fund may choose not to purchase, or may sell, otherwise profitable investments in companies which have been identified as being in conflict with its established social-witness principles. This means that the Fund may underperform other similar mutual funds that do not consider social-witness principles in their investing.

Foreign Securities Risk — The performance of the Fund's investments in non-U.S. companies and in companies operating internationally or in foreign countries will depend principally on economic conditions in their product markets, the securities markets where their securities are traded, and on currency exchange rates. There are also risks related to social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

Emerging Markets Risk — Emerging-market countries may have less developed legal structures and political systems, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries.

Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Certain securities issued by agencies and instrumentalities of the U.S. Government in which the Fund may invest are backed by the full faith and credit of the U.S. Government, but others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, by the credit of the issuing agency, instrumentality or corporation, or by the U.S. Government in some other way.

PROSPECTUS

Portfolio Turnover Risk — A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains. This may subject a shareholder to a higher tax liability. A high portfolio turnover rate also leads to higher transaction costs, which could negatively affect the Fund's performance.

Below-Investment Grade Securities Risk — Below-investment grade securities (commonly referred to as "junk") are considered speculative with respect to the issuer's capacity to pay interest and repay principal, and, therefore, have a higher risk of default or bankruptcy. The market values of these securities may be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, lower-rated securities tend to be less marketable, and therefore less liquid, than higher-rated securities.

Mortgage and Asset-Backed Securities Risk — The prices and yields of mortgage-related securities typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, these securities usually are redeemed early because the underlying mortgages are often prepaid. The Fund would then have to reinvest the money at a lower rate. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations. The principal risks of asset-backed securities are that on the underlying obligations, payments may be made more slowly, and rates of default may be higher than expected. Asset-backed securities may also not have the benefit of any security interest in the related assets. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

The Fund may be appropriate for investors who prefer a bond fund that invests in both corporate and U.S. Government securities; desire income to complement a portfolio of more aggressive investments; can tolerate performance that may vary from year to year; and prefer a relatively conservative investment for income.

PROSPECTUS

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.NewCovenantFunds.com or by calling the Fund toll-free at 877-835-4531.

Best Quarter: 6.19% (09/30/09)

Worst Quarter: -6.57% (09/30/08)

The Fund's total return (pre-tax) from January 1, 2012 to September 30, 2012 was 3.95%.

Average Annual Total Returns (for the periods ended December 31, 2011)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

New Covenant Income Fund	1 Year	5 Years	10 Years
Fund Return Before Taxes	5.32%	2.65%	3.59%
Fund Return After Taxes on Distributions	4.19%	1.18%	1.97%
Fund Return After Taxes on Distributions and Sale of Fund Shares	3.44%	1.38%	2.10%
Barclays Capital U.S. Intermediate Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.97%	6.09%	5.39%

PROSPECTUS

Management

Investment Adviser. SEI Investments Management Corporation

Sub-Adviser and Portfolio Manager.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
J.P. Morgan Investment	Douglas Swanson	Since 2012	Managing Director, Portfolio Manager
Management Inc.	Peter Simons, CFA	Since 2012	Vice President, Portfolio Manager
	Henry Song, CFA	Since 2012	Vice President, Portfolio Manager
Western Asset	Stephen A. Walsh	Since 2012	Chief Investment Officer, Portfolio Manager
Management Company	Dennis McNamara, CFA	Since 2012	Portfolio Manager
	Julien Scholnick, CFA	Since 2012	Portfolio Manager
Western Asset	Stephen A. Walsh	Since 2012	Chief Investment Officer, Portfolio Manager
Management	Dennis McNamara, CFA	Since 2012	Portfolio Manager
Company Limited	Julien Scholnick, CFA	Since 2012	Portfolio Manager

Purchase and Sale of Fund Shares

You may purchase, exchange (into another New Covenant Fund or into the Federated Treasury Obligations Fund) or redeem Fund shares on any business day via mail (New Covenant Income Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by telephone at 877-835-4531 or through approved selling agents or brokers. You may also purchase or redeem Fund shares by wire transfer or exchange Fund shares through account access online at www.NewCovenantFunds.com. The minimum initial and subsequent investment amounts are shown below.

Minimum Investments:	To Open Your Account	To Add to Your Account	Automatic Investment Plan
All Accounts	$500	$100	$50

For important information about Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 24 of this prospectus.

PROSPECTUS

NEW COVENANT BALANCED GROWTH FUND

Fund Summary

Investment Objective

The Fund's investment objective is to produce capital appreciation with less risk than would be present in a portfolio of only common stocks.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%
Distribution (12b-1) Fees	None
Other Expenses	0.32%
Acquired Fund Fees and Expenses (AFFE)	0.93%
Total Annual Fund Operating Expenses	1.25%†

† The expense information in this table has been restated to reflect the current fees and expenses of the Fund.

Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in underlying funds.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
New Covenant Balanced Growth Fund	$127	$397	$686	$1,511

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 9% of the average value of its portfolio.

PROSPECTUS

Principal Investment Strategies

To pursue its objective, the Fund invests primarily in shares of the Growth Fund and the Income Fund, with a majority of its assets generally invested in shares of the Growth Fund.

Between 45% and 75% of the Fund's net assets (with a "neutral" position of approximately 60% of the Fund's net assets) are invested in shares of the Growth Fund, with the balance of its assets invested in shares of the Income Fund.

The Fund will periodically rebalance its investments in the Growth Fund and the Income Fund, within the limits described above. In implementing this rebalancing strategy, past and anticipated future performance of both the Growth Fund and the Income Fund are taken into account. The allocation of investments made in the Growth Fund and the Income Fund varies in response to market conditions, investment outlooks, and risk/reward characteristics of equity and fixed-income securities. Because the Fund is a fund-of-funds, you will indirectly bear your proportionate share of any fees and expenses charged by the Growth Fund and the Income Fund.

The Growth Fund invests in common stocks and other equity securities of companies of all sizes, domestic and foreign. The Growth Fund generally invests in larger companies, although it may purchase securities of companies of any size, including small companies. Up to 40% of the Growth Fund's net assets may be invested in securities of foreign issuers in any country, including developed or emerging markets. Foreign securities are selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions.

On occasion, up to 20% of the Growth Fund's net assets may be invested in bonds that are rated within the four highest credit rating categories assigned by independent rating agencies, or in unrated equivalents that may be considered by a Sub-Adviser to be investment grade, or in commercial paper within the two highest rating categories of independent rating agencies. The remainder of the Growth Fund's assets may be held in cash or cash equivalents.

The Income Fund invests in corporate bonds. The Income Fund also invests in securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association, which are supported by the full faith and credit of the U.S. Government, and the FNMA and the FHLMC, which are supported by the right of the issuer to borrow from the U.S. Treasury. The Income Fund may also invest, to a lesser extent, in bonds of international corporations or foreign governments. In addition, the Income Fund invests in mortgage-backed and asset-backed securities. The Income Fund may also invest up to 20% of its net assets in commercial paper and up to 40% of its net assets in fixed-income securities of foreign issuers in any country, including developed or emerging markets. The remainder of the Income Fund's assets may be held in cash or cash equivalents.

At least 65% of the Income Fund's net assets will be invested in bonds that are rated within the four highest credit rating categories assigned by independent rating agencies, and the Income Fund will attempt to maintain an overall credit quality rating of AA or higher. The Income Fund may invest in unrated equivalents that may be considered to be investment grade. The Income Fund may invest up to 20% of its net assets in bonds that are rated below investment grade (junk bonds).

The Growth Fund and the Income Fund, in which the Fund invests, make investment decisions consistent with social-witness principles approved by the General Assembly of the Presbyterian

PROSPECTUS

Church (U.S.A.). The Growth Fund and the Income Fund do not invest in those companies involved in the military and tobacco industries that are prohibited for investment in accordance with the policies that are set by the General Assembly of the Presbyterian Church (U.S.A.) as brought forth by the Mission Responsibility Through Investment Committee Guidelines. The Growth Fund and the Income Fund also do not invest in certain other companies that have derived 25% or more of the company's revenues from alcohol, gambling and tobacco, and do not invest in certain companies in the weapons industry. The remainder of the Fund's assets may be held in cash or cash equivalents.

Principal Risks

Losing all or a portion of your investment is a risk of investing in the Fund. The following principal risks could affect the value of your investment:

Stock Market Risk — Prices of securities held by the Growth Fund in which the Fund invests may fall due to various conditions or circumstances that may be unpredictable. The stock market may, from time to time, become subject to significant volatility which can increase the risks associated with an investment in the Fund.

Social-Witness Principles Risk — The Growth Fund and Income Fund in which the Fund invests may choose not to purchase, or may sell, otherwise profitable investments in companies which have been identified as being in conflict with its established social-witness principles. This means that the Fund may underperform other similar mutual funds that do not consider social-witness principles in their investing.

Small Company Risk — Smaller companies in which the Growth Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Their securities may trade less frequently and in more limited volume than securities of larger, more established companies. The prices of small company stocks tend to rise and fall in value more than other stocks.

Foreign Securities Risk — The performance of the Growth Fund's and Income Fund's investments in non-U.S. companies and in companies operating internationally or in foreign countries will depend principally on economic conditions in their product markets, the securities markets where their securities are traded, and on currency exchange rates. There are also risks related to social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

Emerging Markets Risk — Emerging-market countries may have less developed legal structures and political systems, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries.

Interest Rate Risk — The market value of bonds generally declines when interest rates rise. This risk is greater for bonds with longer maturities.

Credit Risk — An issuer of a fixed-income security may default on a security by failing to make interest or principal payments when due.

PROSPECTUS

Call Risk — Call risk exists when an issuer may exercise its rights to pay principal on a bond earlier than scheduled. This typically results when interest rates have declined, and the Growth Fund or Income Fund will suffer from having to reinvest in lower-yielding bonds.

Prepayment Risk — Prepayment risk relates to mortgages being prepaid at a rate different than projected. The Growth Fund or Income Fund may then be forced to invest the proceeds from prepaid mortgage-backed securities at lower prevailing rates when interest rates are falling, or prevented from investing at higher rates if prepayments are slow when interest rates are rising.

Extension Risk — The Income Fund's investments in fixed income securities are subject to extension risk. Generally, rising interest rates tend to extend the duration of fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Income Fund may exhibit additional volatility.

Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Certain securities issued by agencies and instrumentalities of the U.S. Government in which the Growth Fund and Income Fund may invest are backed by the full faith and credit of the U.S. Government, but others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, by the credit of the issuing agency, instrumentality or corporation, or by the U.S. Government in some other way.

Rebalancing Risk — Rebalancing activities, while undertaken to maintain the Fund's investment risk-to-reward ratio, may cause the Fund to underperform other funds with similar investment objectives.

Below-Investment Grade Securities Risk — Below investment grade securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal, and, therefore, have a higher risk of default or bankruptcy. The market values of these securities may be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, lower-rated securities tend to be less marketable, and therefore less liquid, than higher-rated securities.

Mortgage and Asset-Backed Securities Risk — The prices and yields of mortgage-related securities typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, these securities usually are redeemed early because the underlying mortgages are often prepaid. The Income Fund would then have to reinvest the money at a lower rate. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations. The principal risks of asset-backed securities are that on the underlying obligations, payments may be made more slowly, and rates of default may be higher than expected. Asset-backed securities may also not have the benefit of any security interest in the related assets. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

The Fund may be appropriate for investors who prefer a balanced investment program that allocates assets between growth and income portfolios, with an emphasis on growth; can tolerate the level of risk represented by the common stock portion of the portfolio allocation; can tolerate performance that will vary from year to year; and have a longer-term investment horizon.

PROSPECTUS

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years compared with those of broad measures of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.NewCovenantFunds.com or by calling the Fund toll-free at 877-835-4531.

Best Quarter: 11.83% (06/30/09)

Worst Quarter: -15.80% (12/31/08)

The Fund's total return (pre-tax) from January 1, 2012 to September 30, 2012 was 10.57%.

Average Annual Total Returns (for the periods ended December 31, 2011)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

PROSPECTUS

New Covenant Balanced Growth Fund	1 Year	5 Years	10 Years
Fund Return Before Taxes	0.28%	0.09%	2.95%
Fund Return After Taxes on Distributions	-0.28%	-0.67%	2.20%
Fund Return After Taxes on Distributions and Sale of Fund Shares	0.18%	-0.38%	2.08%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)*	1.50%	-0.02%	3.34%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)*	2.11%	-0.25%	2.92%
Barclays Capital U.S. Intermediate Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.97%	6.09%	5.39%
Blended 60% Russell 1000® Index/40% Barclays Capital U.S. Intermediate Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.58%	2.84%	4.51%
Blended 60% S&P 500® Index/40% Barclays Capital U.S. Intermediate Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.93%	2.68%	4.24%

* The Fund has changed one of its primary benchmarks from the S&P 500® Index to the Russell 1000® Index in connection with the corresponding change to the Growth Fund's primary benchmark.

Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Adviser	Portfolio Manager	Experience with the Fund	Title with Adviser
SEI Investments Management Corporation	Derek Papastrat	Since 2012	Trade Execution Analyst

Purchase and Sale of Fund Shares

You may purchase, exchange (into another New Covenant Fund or into the Federated Treasury Obligations Fund) or redeem Fund shares on any business day via mail (New Covenant Balanced Growth Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by telephone at 877-835-4531 or through approved selling agents or brokers. You may also purchase or redeem Fund shares by wire transfer or exchange Fund shares through account access online at www.NewCovenantFunds.com. The minimum initial and subsequent investment amounts are shown below.

Minimum Investments:	To Open Your Account	To Add to Your Account	Automatic Investment Plan
All Accounts	$500	$100	$50

For important information about Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 24 of this prospectus.

PROSPECTUS

NEW COVENANT BALANCED INCOME FUND

Fund Summary

Investment Objective

The Fund's investment objective is to produce current income and long-term growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%
Distribution (12b-1) Fees	None
Other Expenses	0.34%
Acquired Fund Fees and Expenses (AFFE)	0.88%
Total Annual Fund Operating Expenses	1.22%†

† The expense information in this table has been restated to reflect the current fees and expenses of the Fund.

Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in underlying funds.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
New Covenant Balanced Income Fund	$124	$387	$670	$1,477

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 9% of the average value of its portfolio.

PROSPECTUS

Principal Investment Strategies

To pursue its objective, the Fund invests primarily in shares of the Growth Fund and the Income Fund, with a majority of its assets generally invested in shares of the Income Fund.

Between 50% and 75% of the Fund's net assets (with a "neutral" position of approximately 65%) are invested in shares of the Income Fund, with the balance of its net assets invested in shares of the Growth Fund.

The Fund will periodically rebalance its investments in the Growth Fund and the Income Fund, within the limits described above. In implementing this rebalancing strategy, past and anticipated future performance of both the Growth Fund and the Income Fund are taken into account. The allocation of investments made in the Growth Fund and the Income Fund varies in response to market conditions, investment outlooks, and risk/reward characteristics of equity and fixed-income securities. Because the Fund is a fund-of-funds, you will indirectly bear your proportionate share of any fees and expenses charged by the Growth Fund and the Income Fund.

The Income Fund invests in corporate bonds. The Income Fund also invests in securities issued or guaranteed by the U.S. Government or one of its agencies and instrumentalities, such as the Government National Mortgage Association, which are supported by the full faith and credit of the U.S. Government, and the FNMA and the FHLMC, which are supported by the right of the issuer to borrow from the U.S. Treasury. The Income Fund may also invest, to a lesser extent, in bonds of international corporations or foreign governments. In addition, the Income Fund invests in mortgage-backed and asset-backed securities. The Income Fund may also invest up to 20% of its net assets in commercial paper and up to 40% of its net assets in fixed-income securities of foreign issuers in any country including developed or emerging markets. The remainder of the Income Fund's assets may be held in cash or cash equivalents.

At least 65% of the Income Fund's net assets will be invested in bonds that are rated within the four highest credit rating categories assigned by independent rating agencies, and the Income Fund will attempt to maintain an overall credit quality rating of AA or higher. The Income Fund may invest in unrated equivalents that may be considered to be investment grade. The Income Fund may invest up to 20% of its net assets in bonds that are rated below investment grade (junk bonds).

The Growth Fund invests in common stocks and other equity securities of companies of all sizes, domestic and foreign. The Growth Fund generally invests in larger companies, although it may purchase securities of companies of any size, including small companies. Up to 40% of the Growth Fund's net assets may be invested in securities of foreign issuers in any country, including developed or emerging markets. Foreign securities are selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions.

On occasion, up to 20% of the Growth Fund's net assets may be invested in bonds that are rated within the four highest credit rating categories assigned by independent rating agencies, or in unrated equivalents that may be considered by a Sub-Adviser to be investment grade, or in commercial paper within the two highest rating categories of independent rating agencies. The remainder of the Growth Fund's assets may be held in cash or cash equivalents.

The Growth Fund and the Income Fund, in which the Fund invests, make investment decisions consistent with social-witness principles approved by the General Assembly of the Presbyterian Church

PROSPECTUS

(U.S.A.). The Growth Fund and the Income Fund do not invest in those companies that are prohibited for investment in accordance with the policies that are set by the General Assembly of the Presbyterian Church (U.S.A.) as brought forth by the Mission Responsibility Through Investment Committee Guidelines. The Growth Fund and the Income Fund also do not invest in certain other companies that have derived 25% or more of the company's revenue from alcohol, gambling and tobacco, and do not invest in certain companies in the weapons industry. The remainder of the Fund's assets may be held in cash or cash equivalents.

Principal Risks

Losing all or a portion of your investment is a risk of investing in the Fund. The following principal risks could affect the value of your investment:

Interest Rate Risk — The market value of bonds generally declines when interest rates rise. This risk is greater for bonds with longer maturities.

Call Risk — Call risk exists when an issuer may exercise its rights to pay principal on a bond earlier than scheduled. This typically results when interest rates have declined, and the Income Fund will suffer from having to reinvest in lower-yielding bonds.

Credit Risk — An issuer of a fixed-income security may default on a security by failing to make interest or principal payments when due.

Prepayment Risk — Prepayment risk relates to mortgages being prepaid at a rate different than projected. The Income Fund may then be forced to invest the proceeds from prepaid mortgage-backed securities at lower prevailing rates when interest rates are falling, or prevented from investing at higher rates if prepayments are slow when interest rates are rising.

Extension Risk — The Income Fund's investments in fixed income securities are subject to extension risk. Generally, rising interest rates tend to extend the duration of fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Income Fund may exhibit additional volatility.

Social-Witness Principles Risk — The Growth Fund and the Income Fund may choose not to purchase, or may sell, otherwise profitable investments in companies which have been identified as being in conflict with its established social-witness principles. This means that the Fund may underperform other similar mutual funds that do not consider social-witness principles in their investing.

Foreign Securities Risk — The performance of the Growth Fund's and the Income Fund's investments in non-U.S. companies and in companies operating internationally or in foreign countries will depend principally on economic conditions in their product markets, the securities markets where their securities are traded, and on currency exchange rates. There are also risks related to social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

Emerging Markets Risk — Emerging-market countries may have less developed legal structures and political systems, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries.

PROSPECTUS

Stock Market Risk — Prices of securities held by the Growth Fund and the Income Fund may fall due to various conditions or circumstances that may be unpredictable. The stock market may, from time to time, become subject to significant volatility which can increase the risks associated with an investment in the Fund.

Small Company Risk — Smaller companies in which the Growth Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Their securities may trade less frequently and in more limited volume than securities of larger, more established companies. The prices of small company stocks tend to rise and fall in value more than other stocks.

Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Certain securities issued by agencies and instrumentalities of the U.S. Government in which the Growth Fund and the Income Fund may invest are backed by the full faith and credit of the U.S. Government, but others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, by the credit of the issuing agency, instrumentality or corporation, or by the U.S. Government in some other way.

Rebalancing Risk — Rebalancing activities, while undertaken to maintain the Fund's investment risk-to-reward ratio, may cause the Fund to underperform other funds with similar investment objectives.

Below-Investment Grade Securities Risk — Below-investment grade securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal, and, therefore, have a higher risk of default or bankruptcy. The market values of these securities may be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, lower-rated securities tend to be less marketable, and therefore less liquid, than higher-rated securities.

Mortgage and Asset-Backed Securities Risk — The prices and yields of mortgage-related securities typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, these securities usually are redeemed early because the underlying mortgages are often prepaid. The Income Fund would then have to reinvest the money at a lower rate. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations. The principal risks of asset-backed securities are that on the underlying obligations, payments may be made more slowly, and rates of default may be higher than expected. Asset-backed securities may also not have the benefit of any security interest in the related assets. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

The Fund may be appropriate for investors who prefer a balanced investment program that allocates assets between growth and income portfolios, with an emphasis on income; prefer that half or more of the portfolio be income-producing securities; can tolerate performance that will vary from year to year; and have a longer-term investment horizon.

PROSPECTUS

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years compared with those of broad measures of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.NewCovenantFunds.com or by calling the Fund toll-free at 877-835-4531.

Best Quarter: 9.08% (06/30/09)

Worst Quarter: -11.54% (12/31/08)

The Fund's total return (pre-tax) from January 1, 2012 to September 30, 2012 was 7.95%.

Average Annual Total Returns (for the periods ended December 31, 2011)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

PROSPECTUS

New Covenant Balanced Income Fund	1 Year	5 Years	10 Years
Fund Return Before Taxes	2.04%	1.08%	3.24%
Fund Return After Taxes on Distributions	1.30%	0.14%	2.23%
Fund Return After Taxes on Distributions and Sale of Fund Shares	1.32%	0.36%	2.18%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)*	1.50%	-0.02%	3.34%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)*	2.11%	-0.25%	2.92%
Barclays Capital U.S. Intermediate Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.97%	6.09%	5.39%
Blended 35% Russell 1000® Index/65% Barclays Capital U.S. Intermediate Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.69%	4.35%	5.00%
Blended 35% S&P 500® Index/65% Barclays Capital U.S. Intermediate Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.88%	4.25%	4.84%

* The Fund has changed one of its primary benchmarks from the S&P 500® Index to the Russell 1000® Index in connection with the corresponding change to the Growth Fund's primary benchmark.

Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Adviser	Portfolio Manager	Experience with the Fund	Title with Adviser
SEI Investments Management Corporation	Derek Papastrat	Since 2012	Trade Execution Analyst

Purchase and Sale of Fund Shares

You may purchase, exchange (into another New Covenant Fund or into the Federated Treasury Obligations Fund) or redeem Fund shares on any business day via mail (New Covenant Balanced Income Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by telephone at 877-835-4531 or through approved selling agents or brokers. You may also purchase or redeem Fund shares by wire transfer or exchange Fund shares through account access online at www.NewCovenantFunds.com. The minimum initial and subsequent investment amounts are shown below.

Minimum Investments:	To Open Your Account	To Add to Your Account	Automatic Investment Plan
All Accounts	$500	$100	$50

For important information about Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please see below.

PROSPECTUS

Tax Information

The distributions made by the Funds are generally taxable and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of the Funds' shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

MORE INFORMATION ABOUT INVESTMENTS

New Covenant Funds (the "Trust") has been organized with participation from the Presbyterian Church (U.S.A.) Foundation (the "Foundation") to facilitate responsible financial management of the investment and endowment assets of the Presbyterian Church (U.S.A.) and of charitable organizations that are part of or associated with the Presbyterian Church (U.S.A.). The Foundation is a charitable, religious organization that supports the mission of the Presbyterian Church (U.S.A.). The Trust may also serve the investment needs of certain other charitable or religious organizations, including organizations that are part of a religious denomination with which the Presbyterian Church (U.S.A.) has a relationship. The Trust also may provide an appropriate investment for other ecumenical and charitable organizations. Shares of the Trust's four separate investment portfolios (each a "Fund," together, the "Funds") may also be purchased by individual investors in addition to religious or charitable organizations, including members of the Presbyterian Church (U.S.A.).

Each of the Funds has the common investment strategy of making investments consistent with social-witness principles adopted by the General Assembly of the Presbyterian Church (U.S.A.). These principles may evolve over time and currently include, among others, certain limitations on investments in military contractors and tobacco companies. The Growth Fund and Income Fund may also limit investments in distillers of alcoholic beverages, gambling companies, manufacturers of gambling equipment and manufacturers of firearms and certain companies that do not include human rights as part of their business model. The Growth Fund and Income Fund may choose to sell otherwise profitable investments in companies which have been identified as being in conflict with the established social-witness principles of the Presbyterian Church (U.S.A.). Beyond these principles, each Fund pursues a different investment objective and strategies. You should carefully consider the objective and strategies of a Fund before deciding to invest. Additional information regarding the process that is followed for determining permissible investments for the Growth Fund and Income Fund that are consistent with the social-witness principles of the General Assembly of the Presbyterian Church (U.S.A.) is included in the Statement of Additional Information ("SAI") under the section "Description of Investments and Risks."

The Growth Fund and the Income Fund have a number of non-fundamental policies and procedures intended to reduce the risks borne by their investors. These policies and procedures may also reduce

PROSPECTUS

the risks borne by investors in the Balanced Growth and Balanced Income Funds because they invest exclusively in shares of the Growth Fund and the Income Fund. However, there is no guarantee that any policy, procedure or strategy will be successful and an investor in a Fund may still lose money.

— Each Fund invests principally in U.S. issuers, but also may invest in geographically diverse foreign and international companies. This policy may reduce the effect on the Fund of adverse events affecting particular nations or regions. If a Fund holds a position in securities priced in non-U.S. currency, it may engage in hedging transactions to reduce currency risk.

— A Fund may take a temporary defensive position when adverse market conditions exist. This may prevent the Fund from achieving its investment objective because such a temporary position may be inconsistent with the Fund's customary strategies. For example, the Growth Fund may increase its bond and cash equivalent holdings and the Income Fund may increase its cash equivalent holdings.

— Within the Growth Fund and the Income Fund, each Sub-Adviser pursues the Fund's objective through its own investment strategy. Since any investment strategy has its strengths and weaknesses, depending on market conditions, the use of multiple strategies is intended to reduce the effect principal strategies, other policies and risks of changing market conditions on Fund performance.

Each Fund's investment objective is fundamental, which means that it may not be changed without a shareholder vote. All investment policies of each Fund that are not specifically identified as fundamental may be changed by the Board of Trustees without approval of Fund shareholders. Each of the Fund's portfolio securities and investment practices offers certain opportunities and carries various risks. Principal investment strategies and risk factors are summarized in the front of the Prospectus. Below are brief descriptions of principal strategies, as well as other securities and practices, along with their risks, which apply to the Growth Fund and the Income Fund.

Investment Techniques: To a limited extent, the Growth Fund and the Income Fund may engage in securities lending arrangements, repurchase agreement transactions, and may hold certain derivative securities, principally put and call options, for hedging purposes. The Funds pursue these activities to reduce volatility, lower costs, and to seek to marginally increase their investment returns, but these activities also may increase a Fund's risks, as noted below.

— Put and Call Options: A call or put may be purchased only if, after the purchase, the value of all call and put options held by a Fund will not exceed 20% of the Fund's total assets.

— Securities Lending: There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. In addition, invested collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the collateral.

— When-Issued Securities: A Fund may invest in securities prior to their date of issue. These securities could rise or fall in value by the time they are actually issued, which may be any time from a few days to over a year.

— Repurchase Agreements: A Fund may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

Mortgage-Backed Securities: These securities, which represent interests in pools of mortgages, may offer attractive yields but generally carry additional risks. The prices and yields of mortgage-related

PROSPECTUS

securities typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, these securities usually are redeemed early because the underlying mortgages are often prepaid. The Fund would then have to reinvest the money at a lower rate.

The privately issued mortgage-backed securities in which the Fund invests are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the U.S. Treasury. However, the timely payment of principal and interest normally is supported, at least partially, by various credit enhancements by banks and other financial institutions. There can be no assurance, however, that such credit enhancements will support full payment of the principal and interest on such obligations. In addition, changes in the credit quality of the entity that provides credit enhancement could cause losses to the Fund and affect its share price.

Asset-Backed Securities: These securities represent interests in pools of debt such as credit-card accounts. The principal risks of asset-backed securities are that on the underlying obligations, payments may be made more slowly, and rates of default may be higher than expected. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund's recovery on repossessed collateral may not be available to support payments on the security. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Real Estate Investment Trusts (REITs): Equity REITs invest directly in real property, while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes, and variations in rental income. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs may have limited financial resources, may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger-company securities.

Investment Grade Securities: There are four categories that are referred to as "investment grade." These are the four highest credit ratings or categories as defined by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P"). Securities in the fourth investment grade are considered to have speculative characteristics.

Below-Investment Grade Securities: The Income Fund may invest in securities rated below-investment grade. These are securities in all Moody's and S&P categories below those referred to as "investment grade." Compared to higher quality fixed income securities, below-investment grade securities offer the potential for higher investment returns but subject holders to greater credit and market risk. The ability of an issuer of below investment grade securities to meet principal and interest payments is considered speculative.

Illiquid Securities: The Growth Fund and Income Fund may invest up to 15% of their net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly (generally within seven days) in the normal course of business at approximately its carrying value. The

PROSPECTUS

percentage limitation on these investments does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers.

Investments in other Investment Companies: The Balanced Growth Fund and Balanced Income Fund, by investing primarily in shares of the Growth Fund and the Income Fund, indirectly pay a portion of the operating expenses, management expenses and brokerage costs of such companies as well as their own operating expenses. Thus, shareholders of the Balanced Growth Fund and Balanced Income Fund may indirectly pay higher total operating expenses and other costs than they would pay by owning shares of the underlying Funds directly. The Growth Fund and Income Fund may invest in shares of other investment companies, subject to certain provisions of federal securities laws. These Funds may invest in other investment companies for a variety of reasons such as, without limitation, to manage cash, to seek current income, or to gain exposure to investments in particular sectors, industries or countries. To the extent that the Funds invest in other investment companies, the Funds will indirectly bear their proportionate share of any expenses (such as operating expenses and advisory fees) that are paid by certain of the investment companies in which they invest.

MORE INFORMATION ABOUT RISKS

Risk Information Common to the Funds

All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money by investing in the Funds. The Funds cannot be certain that they will achieve their investment objectives. An investment in any of the Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Before you invest, please make sure that you have read and understand the risk factors that apply to the specific Fund in which you are investing.

For all Funds, there is the risk that the Fund will underperform other similar mutual funds that do not consider social-witness principles in their investing.

More Information About Principal Risks

The following are the risks associated with an investment in the specified Funds. Because the Balanced Growth Fund and Balanced Income Fund are each a fund-of-funds, they are subject to the same risks as the Growth Fund and Income Fund in which they invest.

Stock Market Risk — Growth Fund, Balanced Growth Fund, Balanced Income Fund: Prices of securities held by a Fund may fall due to various conditions or circumstances that may be unpredictable. Stock prices generally fall or stagnate when interest rates rise. Stock prices in general rise and fall as a result of investors' perceptions of the market as a whole. The stock market may, from time to time, become subject to significant volatility which can increase the risks associated with an investment in the Funds.

Small Company Risk — Growth Fund, Balanced Growth Fund, Balanced Income Fund: Smaller companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Their securities may trade less frequently and in more limited volume than securities of larger, more established companies. The prices of small company stocks tend to rise and fall in value more than other stocks.

PROSPECTUS

Foreign Securities Risk — All Funds: The performance of a Fund's investments in non-U.S. companies and in companies operating internationally or in foreign countries will depend principally on economic conditions in their product markets, the securities markets where their securities are traded, and on currency exchange rates. These risks are present because of uncertainty in future exchange rates back into U.S. dollars, and possible political instability, which could affect foreign financial markets and local economies. There are also risks related to social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

Emerging Markets Risk — All Funds: Emerging-market securities bear all of the foreign securities risks discussed above. In addition, there are greater risks involved in investing in emerging markets than in developed foreign markets. Emerging-market countries may have less developed legal structures and political systems, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries.

Interest Rate Risk — All Funds: The market value of bonds generally declines when interest rates rise. This risk is greater for bonds with longer maturities.

Credit Risk — All Funds: An issuer of a fixed-income security may default on a security by failing to pay interest or principal when due.

Call Risk — Income Fund, Balanced Growth Fund, Balanced Income Fund: Call risk exists when an issuer may exercise its rights to pay principal on a bond earlier than scheduled. This typically results when interest rates have declined, and the Fund will suffer from having to reinvest in lower-yielding bonds.

Prepayment Risk — Income Fund, Balanced Growth Fund, Balanced Income Fund: Prepayment risk applies when a Fund invests in mortgage-backed securities. Prepayment risk relates to mortgages being prepaid at a rate different than projected. The Fund may then be forced to invest the proceeds from prepaid mortgage-backed securities at lower prevailing rates when interest rates are falling, or prevented from investing at higher rates if prepayments are slow when interest rates are rising.

Extension Risk — Income Fund, Balanced Growth Fund, Balanced Income Fund: A Fund's investments in fixed income securities are subject to extension risk. Generally, rising interest rates tend to extend the duration of fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund may exhibit additional volatility.

Options and Futures Risk — All Funds: The Funds may use futures and options on futures for hedging purposes only. The hedging strategy may not be successful if the portfolio manager is unable to accurately predict movements in the prices of individual securities held by the Funds or if the strategy does not correlate well with a Fund's investments. The use of futures and options on futures may produce a loss for the Fund, even when used only for hedging purposes. The risks associated with options and futures include possible default by the other party to the transaction, illiquidity and the risk that the use of options and futures could result in losses greater than if they had not been used.

Put and Call Option Risk — All Funds: The value of call options tends to increase or decrease in the same direction as the price change of the securities underlying them, and the value of put options tends to increase or decrease in the opposite direction as the price change of the securities underlying them. However, because these options can be purchased for a fraction of the cost of the underlying securities, their price changes can be very large in relation to the amount invested in them. This means that options are volatile investments. As a result, options are riskier investments than the securities underlying them.

PROSPECTUS

Government Securities Risk — Income Fund, Balanced Growth Fund, Balanced Income Fund: Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Certain securities issued by agencies and instrumentalities of the U.S. Government in which the Funds may invest are backed by the full faith and credit of the U.S. Government, but others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, by the credit of the issuing agency, instrumentality or corporation, or by the U.S. Government in some other way.

Below-Investment Grade Securities Risk — Income Fund, Balanced Growth Fund, Balanced Income Fund: The Income Fund may invest in securities rated below-investment grade. These securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as speculative with respect to the issuer's capacity to pay interest and to repay principal. The market values of these securities may be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, lower-rated securities tend to be less marketable than higher-quality securities because the market for them may not be as broad or active. The lack of a liquid secondary market may have an adverse effect on market price and the Fund's ability to sell particular securities rated below-investment grade.

Rebalancing Risk — Balanced Growth Fund, Balanced Income Fund: Rebalancing activities, while undertaken to maintain a Fund's investment risk-to-reward ratio, may cause the Fund to underperform other funds with similar investment objectives. For the Balanced Growth Fund, it is possible, after rebalancing from equities into a greater percentage of fixed-income securities, that equities will outperform fixed-income investments. For the Balanced Income Fund, it is possible, after rebalancing from fixed-income securities into a greater percentage of equity securities, that fixed-income securities will outperform equity investments. The performance of the Balanced Growth Fund and the Balanced Income Fund depends on the performance of the underlying funds in which they invest.

Portfolio Turnover Risk — All Funds: A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains. This may subject a shareholder to a higher tax liability. Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal tax laws. A high portfolio turnover rate also leads to higher transactions costs, which could negatively affect a Fund's performance.

MORE INFORMATION ABOUT THE FUNDS' BENCHMARK INDICES

The following information describes the various indices referred to in the Performance Information sections of this Prospectus. An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Russell 1000® Index measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® represents approximately 92% of the U.S. market. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large cap segment and is completely reconstituted annually to ensure new and growing equities are reflected (Growth Fund, Balanced Growth Fund and Balanced Income Fund).

PROSPECTUS

Blended Russell 1000® Index/MSCI ACWI ex U.S. Index is a composite index composed of 80% Russell 1000® Index and 20% MSCI ACWI ex U.S. Index. MSCI ACWI ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets (Growth Fund).

S&P 500® Index is an unmanaged, capitalization weighted index that measures the performance of 500 large-capitalization stocks representing all major industries. (Growth Fund, Balanced Growth Fund and Balanced Income Fund)

Blended S&P 500® Index/MSCI ACWI ex U.S. Index is a composite index composed of 80% S&P 500® Index and 20% MSCI ACWI ex U.S. Index. MSCI ACWI ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets (Growth Fund).

Barclays Capital U.S. Intermediate Aggregate Bond Index is an unmanaged index generally representative of intermediate investment grade government and corporate debt securities with maturities of 10 years or less (Income Fund, Balanced Growth Fund and Balanced Income Fund).

Blended Russell 1000® Index/Barclays Capital U.S. Intermediate Aggregate Bond Index is a composite composed of 60% Russell 1000® Index and 40% Barclays Capital U.S. Intermediate Aggregate Bond Index (Balanced Growth Fund).

Blended S&P 500® Index/Barclays Capital U.S. Intermediate Aggregate Bond Index is a composite composed of 60% S&P 500® Index and 40% Barclays Capital U.S. Intermediate Aggregate Bond Index (Balanced Growth Fund).

Blended Russell 1000® Index/Barclays Capital U.S. Intermediate Aggregate Bond Index is a composite composed of 35% Russell 1000® Index and 65% Barclays Capital U.S. Intermediate Aggregate Bond Index (Balanced Income Fund).

Blended S&P 500® Index/Barclays Capital U.S. Intermediate Aggregate Bond Index is a composite composed of 35% S&P 500® Index and 65% Barclays Capital U.S. Intermediate Aggregate Bond Index (Balanced Income Fund).

INVESTMENT ADVISER AND SUB-ADVISERS

SIMC is responsible for periodically rebalancing the investments of the Balanced Growth and Balanced Income Funds between the Growth and Income Funds.

Derek Papastrat oversees the Balanced Growth and Balanced Income Funds' allocations and rebalancings, as necessary. Mr. Papastrat has served as a Trade Execution Analyst for SIMC since 2006.

SIMC acts as the manager of managers of the Growth and Income Funds and is responsible for the investment performance of the Funds since it allocates each Fund's assets to one or more Sub-Advisers and recommends hiring or changing Sub-Advisers to the Board of Trustees.

The Sub-Advisers make investment decisions for the assets they manage and continuously review, supervise and administer their investment program. SIMC oversees the Sub-Advisers to ensure compliance with the Funds' investment policies and guidelines and monitors the Sub-Advisers' adherence to their investment style. The Board of Trustees supervises SIMC and the Sub-Advisers, establishes policies that they must follow in their management activities and oversees the hiring and

PROSPECTUS

termination of the Sub-Advisers recommended by SIMC. SIMC pays the Sub-Advisers out of the investment advisory fees it receives (described below).

SIMC, a Securities and Exchange Commission (SEC) registered adviser located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the investment adviser to the Funds. SIMC continuously reviews, supervises and administers each Fund's investment program. As of September 30, 2012, SIMC had approximately $114.98 billion in assets under management.

The Balanced Growth and Balanced Income Funds do not pay an advisory fee. For its services between February 20, 2012 and June 30, 2012, SIMC received investment advisory fees, as a percentage of each Fund's average daily net assets, at the following annual rates:

	Investment Advisory Fees	Investment Advisory Fees After Fee Waivers
Growth Fund	0.62%	0.38%
Income Fund	0.42%	0.15%

For its services between July 1, 2011 and February 20, 2012, One Compass Advisors, the Funds' former adviser, received, net of waivers or reimbursements, 0.62% and 0.46% of the average daily net assets of the Growth Fund and the Income Fund, respectively.

SIMC has obtained an exemptive order from the SEC that permits SIMC, with the approval of the Board, to retain unaffiliated investment Sub-Advisers for a Fund without submitting the sub-advisory agreement to a vote of the Fund's shareholders and without disclosing the amounts payable by SIMC under each such sub-advisory agreement. In the event that there is a change in any of the Sub-Advisers to the Funds, shareholders will receive information about the change and about any new Sub-Advisers selected. While shareholders are not permitted to vote on the selection of new unaffiliated Sub-Advisers, they retain the right to vote on any material change to the SIMC advisory contract and the selection of a new affiliated Sub-Adviser.

A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory and sub-advisory agreements is available in the Funds' annual report, which covers the period July 1, 2011 through June 30, 2012.

Information About Voluntary Fee Waivers

The Funds' actual total annual Fund operating expenses for the current fiscal year are expected to be less than the amounts shown in the Annual Fund Operating Expenses tables in the Fund Summary sections because SIMC, the Funds' administrator and/or the Funds' distributor is voluntarily waiving a portion of their fees in order to keep total direct annual Fund operating expenses (exclusive of interest from borrowings, brokerage commissions, Trustee fees, taxes and extraordinary expenses not incurred in the ordinary course of the Funds' business) at a specified level. The voluntary waivers of SIMC, the Funds' administrator and/or the Funds' distributor are limited to the Funds' direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses (AFFE). SIMC, the Funds' administrator and/or the Funds' distributor may discontinue all or

PROSPECTUS

part of these waivers at any time. With these fee waivers, the Funds' actual total annual Fund operating expenses for the current fiscal year are expected to be as follows:

Fund Name	Total Annual Fund Operating Expenses (before voluntary fee waivers)	Total Annual Fund Operating Expenses (after voluntary fee waivers)	Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, if applicable)*
Growth Fund	1.13%	1.02%	1.02%
Income Fund	0.93%	0.80%	0.80%
Balanced Growth Fund	1.25%	1.07%	0.14%
Balanced Income Fund	1.22%	1.08%	0.20%

* AFFE reflect the estimated amount of fees and expenses that were incurred indirectly by the Funds through their investments in other investment companies during the most recent fiscal year.

Sub-Advisers and Portfolio Managers

GROWTH FUND

As further described in the Principal Investment Strategies of the Growth Fund, each Sub-Adviser, except for Parametric Portfolio Associates LLC ("Parametric") and Baillie Gifford Overseas Ltd. ("Baillie Gifford"), will manage its portion of the Growth Fund's portfolio by making recommendations as to the purchase, sale and retention of assets, with those recommendations executed by Parametric as overlay manager. In addition to acting as overlay manager, Parametric manages a portion of the Growth Fund's portfolio. Baillie Gifford directly manages its portion of the Growth Fund's portfolio.

Baillie Gifford Overseas Ltd: Baillie Gifford, located at Calton Square, 1 Greenside Road, Edinburgh, Scotland EH1 3AN, serves as a Sub-Adviser to the Growth Fund. A team of investment professionals at Baillie Gifford manages the portion of the Growth Fund's assets allocated to Baillie Gifford. Jonathan Bates is an Investment Manager and a Partner who joined Baillie Gifford in 1993 and has managed a portion of the assets of the Growth Fund since June 17, 2010. Angus Franklin is an Investment Manager and a Partner who joined Baillie Gifford in 1994 and has managed a portion of the assets of the Growth Fund since June 17, 2010. Elaine Morrison is an Investment Manager and a Partner who joined Baillie Gifford in 1989 and has managed a portion of the assets of the Growth Fund since June 17, 2010. Gerald Smith is the Chief Investment Officer and a Partner who joined Baillie Gifford in 1987. Mr. Smith has managed a portion of the assets of the Growth Fund since June 17, 2010. Andrew Strathdee is an Investment Manager who joined Baillie Gifford in 1995 and has managed a portion of the assets of the Growth Fund since June 17, 2010. Andrew Stobart is an Investment Manager who joined Baillie Gifford in 1991 and has managed a portion of the assets of the Growth Fund since June 17, 2010.

Parametric Portfolio Associates LLC: Parametric, located at 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101, serves as a Sub-Adviser to the Growth Fund. A team of investment professionals at Parametric, led by David Stein, Chief Investment Officer, and Thomas Seto, Lead Portfolio Manager and Managing Director of Portfolio Management, manages the portion of the Growth Fund's assets allocated to Parametric. Messrs. Stein and Seto have been with Parametric since 1996 and 1998, respectively, and have held their current positions since joining the firm.

PROSPECTUS

Sustainable Growth Advisers, LP: Sustainable Growth Advisers, LP (SGA), located at 301 Tresser Boulevard, Stamford, Connecticut 06901, serves as a Sub-Adviser to the Growth Fund. The portion of the Growth Fund's assets allocated to SGA is managed by the firm's three founders, who are assisted in their efforts by SGA's Investment Committee. Messrs. Marchand, Fraise and Rohn founded SGA in 2003 as a successor firm to Yeager, Wood & Marshall. Mr. Marchand has over 29 years of investment experience and is a CPA, CFA and holds a Chartered Investment Counsel (CIC) designation. Mr. Fraise and Mr. Rohn have 25 and 28 years of investment experience, respectively. All members of SGA's Investment Committee involved in company research and portfolio management have an MBA. One Research Principal is an M.D.

Tocqueville Asset Management LP: Tocqueville Asset Management LP (TAM), located at 40 West 57th Street, 19th Floor, New York, New York 10019, serves as a Sub-Adviser to the Growth Fund. A team of investment professionals at TAM manages the portion of the Growth Fund's assets allocated to TAM. Robert Kleinschmidt, CFA, President, Chief Executive Officer and Chief Investment Officer, joined TAM in 1991 and manages discretionary portfolios for institutional, individual and family clients. He is also the lead portfolio manager of the firm's flagship fund, The Tocqueville Fund, and of the Multi Cap Equity (MCE) strategy. In addition, Mr. Kleinschmidt is the Chairman of the MCE Investment Committee. Mr. Kleinschmidt earned a B.B.A. in Accounting from the University of Wisconsin and an M.A. in Economics from the University of Massachusetts. Mr. Kleinschmidt has 36 years of industry experience. James Hunt, Managing Director, is a Portfolio Manager at TAM. Mr. Hunt joined TAM in 2000, is a member of the MCE Investment Committee and serves as the lead portfolio manager of the International Multi Cap Equity strategy. Mr. Hunt earned a B.A. from Brown University and an M.B.A. from Yale University's School of Management. Mr. Hunt has 26 years of industry experience. Peter Shawn, Managing Director, is a Portfolio Manager at TAM. Mr. Shawn joined TAM in 2005, is a member of the MCE and International Multi Cap Equity Investment Committees and serves as Director of Research. Mr. Shawn earned a B.A. in Economics from Wesleyan University and has 23 years of industry experience. Joseph A. Zock, Managing Director, is a Portfolio Manager at TAM. Mr. Zock joined TAM in 2006 and is a member of the MCE and the International Multi Cap Equity Investment Committees. Mr. Zock holds a B.A. in Political Science and Economics from the University of New Hampshire, a J.D. from the Thomas Jefferson School and a CIS from the University of London, Kings College School of Law. Mr. Zock has 32 years of industry experience.

Waddell & Reed Investment Management Co: Waddell & Reed Investment Management Co (WRIMCO), located at 6300 Lamar Avenue, Overland Park, Kansas 66202, serves as a Sub-Adviser to the Growth Fund. A team of investment professionals at WRIMCO manages the portion of the Growth Fund's assets allocated to WRIMCO. Erik Becker, CFA, Senior Vice President, and Gus Zinn, CFA, Senior Vice President, have been co-portfolio managers and have held primary responsibility for all investment decisions on the Core Equity strategy since July 2006. During the past five years, both managers have been responsible for the Core Equity institutional composite along with the W&R Advisors Core Investment, Ivy Core Equity and Ivy VIP Core Equity Funds. Mr. Becker earned a BBA degree in finance, investment and banking and an MS in finance from the University of Wisconsin — Madison. Mr. Zinn also earned a BBA degree and a Masters of Finance from the University of Wisconsin — Madison.

WestEnd Advisors, LLC: WestEnd Advisors, LLC (WestEnd), located at 4064 Colony Road, Suite 130, Charlotte, North Carolina 28211, serves as a Sub-Adviser to the Growth Fund. Robert L. Pharr manages the portion of the Growth Fund's assets allocated to WestEnd. Mr. Pharr serves as Managing Partner and Chief Investment Officer for WestEnd. He has managed the Large-Cap Core Equity portfolio since its inception in 1996.

PROSPECTUS

INCOME FUND

J.P. Morgan Investment Management Inc.: J.P. Morgan Investment Management Inc. (JPMIM), a wholly owned subsidiary of JPMorgan Chase & Co., located at 270 Park Avenue, New York, New York 10017, serves as a Sub-Adviser to the Income Fund. A team of investment professionals led by Douglas Swanson, Managing Director and Portfolio Manager, Peter Simons, CFA, Vice President and Portfolio Manager, and Henry Song, CFA, Vice President and Portfolio Manager, manage the portion of the Income Fund's assets allocated to JPMIM. Mr. Swanson joined JPMIM in 1983 as an analyst and became a Managing Director in 1998. He holds a B.S. in chemistry from the Massachusetts Institute of Technology and an M.S. in management from the Sloan School at the Massachusetts Institute of Technology. Mr. Simons joined the firm in 2001. Prior to 2001, Mr. Simons worked as a graduate assistant in the Office of the Treasurer at The Ohio State University, assisting in the management of the university's short-term investments. He earned a B.S. in mechanical engineering from Cedarville University and an M.B.A. from The Ohio State University. Mr. Song joined JPMIM in 2005. Prior to joining the firm, Mr. Song interned at LaSalle Bank's treasury department, assisting the risk management process for the mortgage and mortgage servicing rights portfolios. He holds a B.B.A. from the Ross School of Business at the University of Michigan.

Western Asset Management Company: Western Asset Management Company (Western Asset), located at 385 East Colorado Boulevard, Pasadena, California 91101, serves as a Sub-Adviser to the Income Fund. A team of investment professionals led by Stephen A. Walsh, Chief Investment Officer and Portfolio Manager, Dennis McNamara, CFA, Portfolio Manager, and Julien Scholnick, CFA, Portfolio Manager, manages the portion of the Income Fund's assets allocated to Western Asset. Mr. Walsh joined Western Asset companies in 1991 and has 30 years of industry experience. Mr. McNamara joined the firm in 2001 and has 31 years of industry experience. Mr. Scholnick joined the firm in 2003 and has 14 years of industry experience.

Western Asset Management Company Limited: Western Asset Management Company Limited (Western Asset Limited), located at 10 Exchange Square, Primrose Street, London EC2A 2EN, United Kingdom, serves as a Sub-Adviser to the Income Fund. A team of investment professionals led by Stephen A. Walsh, Chief Investment Officer and Portfolio Manager, Dennis McNamara, CFA, Portfolio Manager, and Julien Scholnick, CFA, Portfolio Manager, manages the portion of the Income Fund's assets allocated to Western Asset Limited. Mr. Walsh joined Western Asset companies in 1991 and has 30 years of industry experience. Mr. McNamara joined the firm in 2001 and has 31 years of industry experience. Mr. Scholnick joined the firm in 2003 and has 14 years of industry experience.

The Funds' SAI provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership, if any, of securities in the Funds.

PURCHASING, EXCHANGING AND SELLING FUND SHARES

This section tells you how to purchase, exchange and sell (sometimes called "redeem") shares of the Funds.

HOW TO PURCHASE FUND SHARES

If you need assistance in opening a New Covenant Funds account, call to speak with a shareholder service representative at 877-835-4531. You may also visit www.NewCovenantFunds.com/contact_us.aspx to email your question(s) to the Funds. The Funds are also available through approved selling agents or

PROSPECTUS

brokers. If your broker does not offer the Funds, please contact the Funds directly, or have your broker contact the Funds.

Purchase Amounts:

All checks must be in U.S. dollars. The check may be drawn on a domestic bank account or from an existing account at a major brokerage firm registered identically to the Fund account. The Funds will not accept payment in cash or money orders. The Funds also do not generally accept cashier's checks in amounts of less than $10,000. To prevent check fraud, the Funds will not accept third party checks (except checks issued by the Presbyterian Church (U.S.A.) Foundation), Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares. The Funds are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.

The Transfer Agent will charge a $25 fee against a shareholder's account, in addition to any loss sustained by the Funds, for any payment that is returned. It is the policy of the Funds not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Funds reserve the right to reject any application.

Minimum Investments	To Open Your Account	To Add to Your Account	Automatic Investment Plan
All Accounts	$500	$100	$50

Instructions for Opening or Adding to an Account

By Regular Mail

Initial Investment:

1.  Carefully read and complete the account application form (also available at www.NewCovenantFunds.com). Establishing your account privileges now saves you the inconvenience of having to add them later.

2.  Make check payable to New Covenant Funds and indicate the Fund in which you wish to invest.

3.  Mail to: New Covenant Funds,
U.S. Bancorp Fund Services, LLC,
P.O. Box 701, Milwaukee, WI 53201-0701.

Subsequent Investment:

1.  Fill out an investment slip attached to your account statement and write your account number on your check. Or, if unavailable,

2.  Include the following information on a piece of paper:

— New Covenant Funds/Fund name;

— Amount invested; Account name; and

— Account number.

Include your account number on your check.

PROSPECTUS

3.  Mail to: New Covenant Funds,
U.S. Bancorp Fund Services, LLC,
P.O. Box 701, Milwaukee, WI 53201-0701.

By Overnight Service

See instructions 1-2 above for subsequent investments.

3.  Send to: New Covenant Funds,
U.S. Bancorp Fund Services, LLC,
615 East Michigan Street, 3rd floor,
Milwaukee, WI 53202.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders does not constitute receipt by the Transfer Agent of the Funds.

Telephone and Electronic Purchases

You may purchase additional shares of the Fund by calling 877-835-4531. If you elected this option on your account application, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House ("ACH") network. You must have banking information established on your account prior to making a purchase. If your order is received prior to 4:00 p.m., Eastern Time, your shares will be purchased at the net asset value calculated on the day your order is placed.

By Wire Transfer

To purchase by wire, the Transfer Agent must have a completed account application before your wire is sent. A purchase order will not be accepted until the Fund has received the completed application and any requested documentation in proper form. Wired funds must be received by 4:00 p.m., Eastern Time to be eligible for same day pricing. Call the Transfer Agent at 877-835-4531 between 8:00 a.m. and 7:00 p.m., Eastern Time on any day the New York Stock Exchange is open for business to advise of your intent to wire. Advising the Transfer Agent of your intent to wire, both for a new account and a subsequent investment will ensure prompt and accurate credit. The Funds and U.S. Bank N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

By Automatic Investment

— With an initial investment, indicate on your application that you would like to participate in the Automatic Investment Plan and complete the appropriate section on the application.

— Subsequent investments will be drawn from your bank account and invested into the Fund(s) automatically.

By Exchange

— To request an exchange of shares into another New Covenant Fund, call 877-835-4531 or register for account access online at www.NewCovenantFunds.com. You may also exchange your shares into the Federated Treasury Obligations Fund, which is an unaffiliated, separately managed, money market mutual fund. This exchange privilege is offered as a convenience to you. For an exchange into the

PROSPECTUS

Federated Treasury Obligations Fund, you must first receive that Fund's prospectus. The exchange privilege must also be selected on your account application form.

— No fee or charge will apply for exchanges, but there may be a capital gain or loss. The exchange privilege is subject to amendment or termination at any time upon 60 days' prior notice.

Purchase Price

You pay no sales charge to invest in any of the Funds. Shares of the Funds are sold at the net asset value per share (NAV) next determined after receipt of the order by the Funds' transfer agent, U.S. Bancorp Fund Services, LLC (the "Transfer Agent"). The NAV multiplied by the number of Fund shares you own equals the value of your investment.

Pricing of Fund Shares

Each Fund calculates its NAV per share once each Business Day at the close of normal trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern Time). NAV for one Fund share is the value of that share's portion of the net assets of the Fund. In calculating NAV, the Funds generally value their investment portfolios at market price.

When valuing portfolio securities, the Funds value securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on NASDAQ) at the last quoted sale price on the primary exchange or market (foreign or domestic) on which the securities are traded or, if there is no such reported sale, at the most recent quoted bid price. The Funds value securities traded on NASDAQ at the NASDAQ Official Closing Price. Debt securities or swaps held by the Funds are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open end investment companies are valued at the investment company's applicable NAV, with the exception of ETFs, which are priced as equity securities. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security's price cannot be obtained, as noted above, a Fund will value the securities using a bid price from at least one independent broker. If such prices are not readily available or cannot be valued using the methodologies described above, a Fund will value the security using the Funds' Fair Value Procedures, as described below.

Securities held by the Funds with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument, and the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates.

Prices for most securities held by the Funds are provided daily by third-party independent pricing agents. SIMC or a Sub-Adviser, as applicable, reasonably believes that prices provided by independent

PROSPECTUS

pricing agents are reliable. However, there can be no assurance that such pricing services' prices will be reliable. SIMC or a Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify a Fund's administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Fund's administrator, in turn, will notify the Fair Value Pricing Committee (the Committee) if it receives such notification from SIMC or a Sub-Adviser, as applicable, or if the Fund's administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Funds' Pricing and Valuation Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board of Trustees. However, when the change would not materially affect valuation of a Fund's net assets or involve a material departure in pricing methodology from that of the Fund's existing pricing agent or pricing methodology, approval may be obtained at the next regularly scheduled meeting of the Board of Trustees.

Securities for which market prices are not "readily available" or may be unreliable are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees. The Funds' Fair Value Procedures are implemented through the Committee designated by the Funds' Board of Trustees. The Committee is currently composed of two members of the Board of Trustees, as well as representatives from SIMC and its affiliates.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: (i) the security's trading has been halted or suspended; (ii) the security has been de-listed from a national exchange; (iii) the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or (iv) the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider are: (i) the facts giving rise to the need to fair value; (ii) the last trade price; (iii) the performance of the market or the issuer's industry; (iv) the liquidity of the security; (v) the size of the holding in a Fund; or (vi) any other appropriate information.

The determination of a security's fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its NAV. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a Significant Event), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security's last close and the time that the Fund calculates NAV. The Funds may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares. As a result, the NAV of a Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities

PROSPECTUS

after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates NAV, it may request that a Committee meeting be called. In addition, a Fund's administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates NAV. If price movements in a monitored index or security exceed levels established by a Fund's administrator, the administrator notifies SIMC or a Sub-Adviser holding the relevant securities that such limits have been exceeded. In such event, SIMC or a Sub-Adviser makes the determination whether a Committee meeting should be called based on the information provided.

Each Fund's daily NAV is available at www.NewCovenantFunds.com.

Frequent Purchases and Redemptions of Fund Shares

"Market timing" refers to a pattern of frequent purchases and sales of a Fund's shares, often with the intent of earning arbitrage profits. Market timing of the Funds could harm other shareholders in various ways, including by diluting the value of the shareholders' holdings, increasing Fund transaction costs, disrupting portfolio management strategy, causing the Funds to incur unwanted taxable gains and forcing the Funds to hold excess levels of cash.

Each Fund is intended to be a long-term investment vehicle and is not designed for investors that engage in short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements). Accordingly, the Board of Trustees has adopted policies and procedures on behalf of the Funds to deter short-term trading. The Transfer Agent will monitor trades in an effort to detect short-term trading activities. If, as a result of this monitoring, a Fund determines, in its sole discretion, that a shareholder has engaged in excessive short-term trading, it will refuse to process future purchases or exchanges into the Fund from that shareholder's account.

A shareholder will be considered to be engaging in excessive short-term trading in a Fund in the following circumstances:

i.  if the shareholder conducts four or more "round trips" in a Fund in any twelve-month period. A round trip involves the purchase of shares of a Fund and the subsequent redemption of all or most of those shares. An exchange into and back out of a Fund in this manner is also considered a round trip.

ii.  if a Fund determines, in its sole discretion, that a shareholder's trading activity constitutes excessive short-term trading, regardless of whether such shareholder exceeds the foregoing round trip threshold.

Each Fund, in its sole discretion, also reserves the right to reject any purchase request (including exchange requests) for any reason without notice.

Judgments with respect to implementation of the Funds' policies are made uniformly and in good faith in a manner that the Funds believe are consistent with the best long-term interests of shareholders. When applying the Funds' policies, the Funds may consider (to the extent reasonably available) an investor's trading history in all New Covenant and SEI funds, as well as trading in accounts under common ownership, influence or control and any other information available to the Funds.

PROSPECTUS

The Funds' monitoring techniques are intended to identify and deter short-term trading in the Funds. However, despite the existence of these monitoring techniques, it is possible that short-term trading may occur in the Funds without being identified. For example, certain investors seeking to engage in short-term trading may be adept at taking steps to hide their identity or activity from the Funds' monitoring techniques. Operational or technical limitations may also limit the Funds' ability to identify short-term trading activity.

The Funds and/or their service providers have entered into agreements with financial intermediaries that require them to provide the Funds and/or their service providers with certain shareholder transaction information to enable the Funds and/or their service providers to review the trading activity in the omnibus accounts maintained by financial intermediaries. The Funds may also delegate trade monitoring to the financial intermediaries. If excessive trading is identified in an omnibus account, a Fund will work with the financial intermediary to prohibit the shareholder from future purchases or exchanges into the Fund.

Each Fund may be sold to participant-directed employee benefit plans. The Funds' ability to monitor or restrict trading activity by individual participants in a plan may be constrained by regulatory restrictions or plan policies. In such circumstances, the Funds will take such action, which may include taking no action, as deemed appropriate in light of all the facts and circumstances.

The Funds may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

Timing of Purchase Requests

All requests received in "good order" by the Funds' Transfer Agent before the close of the New York Stock Exchange will be executed the same day, at that day's closing share price. "Good order" means that your request contains the Fund name in which you are investing, your account number, and your payment. Shares of the Funds are sold at the NAV per share next determined after receipt of your order by the Funds' Transfer Agent. Orders received after the close of the New York Stock Exchange will be executed the following business day, at that day's closing share price. All investments must be in U.S. dollars. Shares will not be priced and are not available for purchase or sale on days when the New York Stock Exchange is closed. However, to the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed. If the New York Stock Exchange closes early, the deadlines for purchase orders will be accelerated to the earlier closing time.

Stock Exchange Closings

The New York Stock Exchange is closed for trading on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday/Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, as observed.

Rights Reserved by the Funds

The Funds reserve the right to:

— reject any purchase order;

— reject any exchange request;

PROSPECTUS

— vary the initial and subsequent investment minimums;

— waive the minimum investment requirement for any investor;

— redeem shares in any account that falls below required account minimums and return the proceeds to the shareholder.

The Funds will automatically redeem shares if a purchase check is returned for insufficient funds. The Funds reserve the right to reject any third party check. However, third party checks issued by the Presbyterian Church (U.S.A.) Foundation may be accepted. The Funds may change or discontinue the exchange privilege, or temporarily suspend this privilege during unusual market conditions. The Funds also reserve the right to make a "redemption in kind" payment in portfolio securities rather than cash if the amount you are redeeming is large enough to affect Fund operations. Large redemptions with respect to each shareholder are considered to be the greater of $250,000 or 1% of a Fund's assets.

Third Party Investments

If you invest through a third party (rather than directly), the policies and fees may be different than those described here. Banks, brokers and financial advisers may charge transaction fees and set different minimum investments or limitations on buying or selling shares. You will not be charged fees if you purchase shares of the Funds through a registered representative of the Funds or the Funds directly.

Foreign Investors

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in a Fund subject to the satisfaction of enhanced due diligence.

Customer Identification and Verification and Anti-Money Laundering Program

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open your account, you will have to provide your name, address, date of birth, identification number and other information that will allow a Fund or financial intermediary to identify you. This information is subject to verification by the Fund or financial intermediary to ensure the identity of all persons opening an account.

Each Fund or financial intermediary is required by law to reject your new account application if the required identifying information is not provided. The Fund or financial intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, the Fund or financial intermediary may be required to collect documents to establish and verify your identity.

Each Fund will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (which includes receipt of all identifying information required on the application). The Funds, however, reserve the right to close and/or liquidate your account at the then-current day's price if the Fund or financial intermediary through which you open your account is unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares as well as corresponding tax consequences.

Customer identification and verification are part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist

PROSPECTUS

activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

HOW TO EXCHANGE OR TRANSFER YOUR FUND SHARES

Exchange Privilege

You may exchange shares of one of the Funds for shares in another Fund at NAV without payment of any fee or charge. You can do this by contacting the Funds' Transfer Agent, in writing or by telephone or by visiting the Funds' website at www.NewCovenantFunds.com. Shareholders who are not tax-exempt organizations should know that an exchange is considered a sale of shares of one Fund and the purchase of shares of another Fund. The exchange may result in a gain or loss for federal income tax purposes. If you wish to use the exchange privilege, you may elect the service on your account application or by a letter of instruction.

If the Funds' Transfer Agent receives your exchange instructions in good order in writing, by telephone (call 877-835-4531) or through the Funds' website by the valuation time on any business day, your exchange will be processed on that day.

For an exchange request to be in good order, it must include:

— your name exactly as it appears on your account;

— your account number;

— the amount to be exchanged;

— the names of the Funds from which and to which the exchange is to be made; and

— the signature(s) of the account owner(s).

Transfer of Ownership

You may transfer Fund shares or change the name or form in which your shares are registered by writing to the Funds' Transfer Agent. Your letter of instruction must clearly identify the account number, name(s) and number of shares to be transferred, and provide a certified tax identification number by way of a completed new account application or W-9 form, and include the signature(s) of all registered owners. The signature(s) on the transfer instructions must be guaranteed.

HOW TO SELL YOUR FUND SHARES

Instructions for Selling Fund Shares

By Mail

1.  Call 877-835-4531 to request redemption forms or write a letter of instruction indicating:

— your Fund and account number;

PROSPECTUS

— amount you wish to redeem;

— address where your check should be sent; if your redemption request directs the check to an alternate address, a signature guarantee stamp is required; and

— account owner signature(s) with signature guarantees, if necessary (see "Signature Guarantees" section).

2.  Mail to: New Covenant Funds,
U.S. Bancorp Fund Services, LLC,
P.O. Box 701, Milwaukee, WI 53201-0701.

By Overnight Service

1.  See instruction 1 above.

2.  Send to New Covenant Funds,
U.S. Bancorp Fund Services, LLC,
615 East Michigan Street, 3rd floor,
Milwaukee, WI 53202.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box, of redemption requests does not constitute receipt by the Transfer Agent of the Funds.

By Telephone (unless you have declined telephone sales privileges)

Call 877-835-4531 with instructions as to how you wish to receive your proceeds (mail, wire, electronic transfer). If reasonable procedures are followed, neither the Funds nor their Transfer Agent will be liable for any loss, cost or expense for acting upon telephone instructions believed to be genuine or for any unauthorized telephone transactions. Telephone trades must be received by market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction. Once your telephone transaction has been placed, it cannot be canceled or modified.

By Wire Transfer

You must indicate this option on your application. The Fund will charge a $15 wire transfer fee for each wire transfer request. This fee is deducted from your proceeds in the event of a complete account liquidation or specific share redemption. Note: Your financial institution may also charge a separate fee.

Electronic Redemptions

If elected on your account application, you may have redemption proceeds sent directly to your bank account via electronic funds transfer through ACH network. There is no charge when proceeds are sent via the ACH system and credit is usually available within 2-3 days.

By Exchange

To request an exchange of shares into another New Covenant Fund, call 877-835-4531 or register for online account access at www.NewCovenantFunds.com. You may also exchange your shares into the Federated Treasury Obligations Fund, which is an unaffiliated, separately managed, money market mutual fund. This exchange privilege is offered as a convenience to you. For an exchange into the

PROSPECTUS

Federated Treasury Obligations Fund, you must first receive that Fund's prospectus. The exchange privilege must also be selected on your account application form.

Redemptions Within 10 Business Days of Purchase by Check

When you have made an investment by check, the proceeds of your redemption may be held up to 10 business days until the Transfer Agent is satisfied that the check has cleared.

Undeliverable Distribution Checks

For any shareholder who chooses to receive distributions in cash:

If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the appropriate Fund.

Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the "inactivity period" specified in your State's abandoned property laws.

Timing of Sale Requests

All requests received in good order by the Funds' Transfer Agent before the close of the New York Stock Exchange, typically 4:00 p.m., Eastern Time, will be executed the same day at that day's NAV. Requests received after the close of the New York Stock Exchange will be executed the following business day, at that day's NAV. Redemption orders are executed only on days when the New York Stock Exchange is open for trading. If the New York Stock Exchange closes early, the deadline for redemption orders will be accelerated to the earlier closing time.

Signature Guarantees

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program. A notary public is not an acceptable signature guarantor.

A signature guarantee is required to redeem shares in the following situations:

— When ownership is being changed on your account;

— When redemption proceeds are payable or sent to any person, address or bank account not on record;

— If a change of address was received by the Transfer Agent within the last 30 days; and

— For all redemptions over $100,000 from any shareholder account.

In addition to the situations described above, the Funds and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Non-financial transactions including establishing or modifying certain services on an account may require a signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.

PROSPECTUS

Redemption Policies

Payment for redemptions of Fund shares is usually made within one business day, but not later than seven calendar days after receipt of your redemption request, unless the check used to purchase the shares has not yet cleared. The Trust may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the New York Stock Exchange is restricted or the New York Stock Exchange is closed for other than customary weekends and holidays, (2) the SEC has by order permitted such suspension for the protection of the Funds' shareholders, or (3) an emergency exists making disposal of portfolio securities or valuation of net assets not reasonably practicable. In addition to the foregoing, the Trust reserves the right to suspend payment of a request for redemption for a period of up to 10 business days after receipt of a redemption request in good order (a) when it is not reasonably practicable for the Funds to fairly determine the true holder of any Fund's shares or (b) for the purpose of preserving the rights and interests of the true owner of the shares.

Other Documents

Additional documents may be required when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization. For further information, call the Funds' Transfer Agent at 877-835-4531.

DISTRIBUTION AND SERVICE OF FUND SHARES

Distribution

SEI Investments Distribution Co. (SIDCo.) is the distributor of the shares of the Funds. SIDCo. receives no compensation for distributing the Funds' shares. The Funds may be sold through independent registered investment advisers, financial planners, bank trust departments and other financial advisors (Financial Advisors) who provide their clients with advice and services in connection with their investments in the Funds. Many Financial Advisors are also associated with broker-dealer firms. SIMC and its affiliates, at their expense, may pay compensation to these broker-dealers or other financial institutions for marketing, promotional or other services. These payments may be significant to these firms and may create an incentive for the firm or its associated Financial Advisors to recommend or offer shares of the Funds to its customers rather than other funds or investment products. These payments are made by SIMC and its affiliates out of their past profits or other available resources. SIMC and its affiliates may also provide other products and services to Financial Advisors. For additional information, please see the Funds' SAI. You can also ask your Financial Advisor about any payments it receives from SIMC and its affiliates, as well as about fees it charges.

Shareholder Services

Telephone Information

— Your Account: If you have questions about the Funds or your account, including purchases, redemptions and distributions, call the Funds' Transfer Agent toll-free at 877-835-4531, between 8:00 a.m. and 7:00 p.m., Eastern Time, on business days.

PROSPECTUS

Account Statements

The Funds provide you with these helpful services and information about your account:

— a statement after every transaction;

— an annual account statement reflecting all transactions for the year;

— tax information, which will be mailed by January 31 of each year, a copy of which will also be filed with the Internal Revenue Service for taxable investors; and

— financial statements with a summary of portfolio composition and performance that will be mailed at least twice a year.

Account statements are also available online. Sign up for E-delivery through the Account Access link at www.NewCovenantFunds.com to receive e-mail notification when quarterly statements, a new prospectus, semi-annual or annual shareholder report is available. The e-mails will provide you with a link to logon to your account via secure access to view your statement or other important information. You will continue to receive a paper copy of your statement in the mail unless you opt out of paper delivery.

Internet

You may obtain access to account information by visiting the Funds' website at www.NewCovenantFunds.com. The website provides share price and price change information for all the Funds and gives account balances and information on the most recent transactions and allows exchanges of shares.

Integrated Voice Response System

You may obtain access to account information by calling 877-835-4531. The system provides share price and price change information for all the Funds and gives account balances and information on the most recent transactions and allows exchanges of shares.

Account Minimum

You must keep at least $500 worth of shares in your account to keep the account open. If, after giving you 30 days' prior written notice, your account value is still below $500 as a result of redemption activity, and not market movement, we may redeem your shares and send you a check for the redemption proceeds.

Telephone Transactions

To use telephone purchase, redemption and exchange privileges, you must have selected these services on your original account application or submitted a subsequent request in writing to add these services to your account. The Funds and the Transfer Agent reserve the right to refuse any telephone transaction when they are unable to confirm to their satisfaction that a caller is the account owner or a person preauthorized by the account owner. The Transfer Agent has established security procedures to prevent unauthorized account access. The telephone transaction privilege may be suspended, limited, modified or terminated at any time without prior notice by the Funds or the Transfer Agent. Neither the Trust nor any of its service providers will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. (See section 8 of the application)

PROSPECTUS

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

Automatic Investment Plan

Once an account has been opened with a minimum investment of $500, you can make additional purchases of shares of the Funds with the automatic withdrawal of monies from your bank account. Amounts may be withdrawn from your bank account on a monthly or quarterly basis in minimum amounts of $50. (See section 7 of the application)

Systematic Withdrawal Plan

Once you have established an account with $5,000 or more, you may automatically receive funds from your account on a monthly, quarterly or semi-annual basis (minimum of $50). To request a form to start the Systematic Withdrawal Plan, call 877-835-4531 or visit the Funds' website, www.NewCovenantFunds.com.

Householding Policy

One copy of each prospectus, annual and semiannual report will be sent to all related accounts at a common address. Each document will be mailed to the registered address with the first line addressed to "New Covenant Fund Shareholder at."

By adopting the householding policy, we are responding to shareholder requests and will reduce printing and mailing expenses. If you prefer to receive copies for each account, you must call us at 877-835-4531 during business hours (9:00 a.m. to 8:00 p.m. Eastern Time). All requests will be processed within 30 days.

Sign up for E-delivery through the Account Access link at www.NewCovenantFunds.com to receive e-mail notification when quarterly statements are available. The e-mails will provide you with a link to logon to your account via secure access to view your statement or other important information. You will continue to receive a paper copy of your statement in the mail unless you opt out of paper delivery.

Shareholder Services Agreements

The Trust has adopted a shareholder servicing plan and agreement for the Funds pursuant to which the Funds' distributor may perform, or may compensate other service providers for performing certain shareholder services. Under the terms of the shareholder servicing plan, each of the Growth and Income Funds is authorized to pay the distributor or an authorized service provider a shareholder servicing fee at the rate of 0.10% on an annual basis of the average daily net asset value of the shares of the Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Funds pass along to your account your share of investment earnings in the form of dividends and distributions. Fund dividends are the net interest and dividends earned on investments after Fund

PROSPECTUS

expenses. The Funds will at least annually declare and pay dividends from their net investment income and distribute any net capital gains obtained through Fund investment transactions. Interest and dividend payments will normally be distributed as income dividends on a quarterly basis for each of the Funds.

Unless you elect otherwise on your application, all dividends and distributions paid by a Fund will be reinvested in additional shares of that Fund. They will be credited to your account in that Fund at the same NAV per share as would apply to cash purchases on the applicable dividend payment date. Unless you are a tax-exempt organization, all distributions a Fund pays to you will be taxable when paid, regardless of whether they are taken in cash or reinvested in shares of the Fund. To change your dividend election, you must notify the Funds' Transfer Agent in writing at least 5 business days prior to the applicable dividend record date.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below the Funds have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

At least annually, each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive from the Funds may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest them. Dividend distributions, including net short-term capital gains, are generally taxable at ordinary income tax rates. Certain dividend distributions may qualify for the reduced tax rates on qualified dividend income. Qualified dividend income is, in general, dividends from domestic corporations and from certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States or the stock of which is readily tradable on an established securities market in the United States). Capital gains distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have held your Fund shares. Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale.

Currently, any capital gain or loss realized upon a sale or exchange of Fund shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year. Capital gain or loss realized upon a sale or exchange of Fund shares held for one year or less is generally treated as short-term capital gain or loss, except that any capital loss on the sale of the Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares.

Recent legislation effective beginning in 2013 provides that U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a new 3.8% Medicare contribution tax on their "net investment income," including interest, dividends and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

In order for a Fund to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended, a Fund must derive at least 90 percent of its gross income each taxable year from qualifying income (as described in more detail in the SAI). If a Fund fails to qualify as a RIC, it would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions would generally be taxable as dividends. Please see

PROSPECTUS

the SAI for a more detailed discussion, including the availability of relief for certain de minimis failures by the Fund to qualify as a RIC.

If you have a tax-advantaged retirement account, you will generally not be subject to federal taxation on any dividends and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your retirement plan.

Income received by the Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. Although in some countries a portion of these withholding taxes is recoverable, the non-recovered portion will reduce the income received from the securities in these Funds. In addition, these Funds may be able to pass along a tax credit for foreign income taxes that they pay. The Funds may elect to pass through to you your pro rata share of foreign income taxes paid by each Fund. The Funds will notify you if they make such election and provide you with the information necessary to reflect foreign taxes paid on your income tax return if they make this election.

Non-U.S. investors in the Funds may be subject to U.S. withholding tax and are encouraged to consult their tax advisor prior to investing in the Funds.

The Funds' SAI contains more information about taxes.

SEI / PROSPECTUS

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

This information shown below for the fiscal year ended June 30, 2012 has been derived from each Fund's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm. Its report, along with each Fund's financial statements, appears in the annual report. You can obtain the annual report, which contains more performance information, at no charge by calling 877-835-4531. The information shown below for periods ended on or before June 30, 2011 was audited by a different auditor, whose reports reflected unqualified audit opinions.

FOR THE YEARS ENDED JUNE 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

		Investment Activities					Dividends and Distributions from						Supplemental Data and Ratios
	Net Asset Value, Beginning of Year	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Securities and Foreign Currency Transactions		Total from Operations	Net Investment Income	Net Realized Capital Gains	Tax Return of Capital	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets, Excluding Waivers	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
Growth Fund
2012	$32.53	$0.31	(1)	$(0.38	)(1)	$(0.07)	$(0.23)	$—	$—	$(0.23)	$32.23	(0.15)%	$652,311	0.97%	1.03%	1.01%	83%
2011	25.11	0.24		7.41		7.65	(0.23)	—	—	(0.23)	32.53	30.54	721,633	1.08	1.12	0.78	44
2010	22.68	0.21		2.43		2.64	(0.18)	—	(0.03)	(0.21)	25.11	11.54	624,923	1.19	1.29	0.68	81
2009	31.95	0.29		(9.29)		(9.00)	(0.25)	—	(0.02)	(0.27)	22.68	(28.16)	598,209	1.12	1.30	1.15	94
2008	38.90	0.26		(4.98)		(4.72)	(0.24)	(1.97)	(0.02)	(2.23)	31.95	(12.61)	836,086	1.10	1.29	0.73	65
Income Fund
2012	$22.85	$0.60	(1)	$0.62	(1)	$1.22	$(0.79)	$—	$—	$(0.79)	$23.28	5.45%	$374,870	0.75%	0.81%	2.60%	95%
2011	22.57	0.62		0.27		0.89	(0.61)	—	—	(0.61)	22.85	4.00	455,136	0.83	0.89	2.76	38
2010	20.93	0.81		1.62		2.43	(0.79)	—	—	(0.79)	22.57	11.72	401,736	0.87	1.03	3.68	76
2009	23.73	1.11		(2.79)		(1.68)	(1.12)	—	—	(1.12)	20.93	(6.90)	373,446	0.86	1.02	5.15	230
2008	24.52	1.16		(0.81)		0.35	(1.14)	—	—	(1.14)	23.73	1.36	496,325	0.85	1.01	4.70	170

SEI / PROSPECTUS

		Investment Activities				Dividends and Distributions from						Supplemental Data and Ratios
	Net Asset Value, Beginning of Year	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Securities and Foreign Currency Transactions	Total from Operations	Net Investment Income	Net Realized Capital Gains	Tax Return of Capital	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets, Excluding Waivers	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
Balanced Growth Fund
2012	$82.33	$1.25	(1)	$0.41 (1)	$1.66	$(1.12)	$—	$—	$(1.12)	$82.87	2.07%	$258,499	0.14%	0.17%	1.55%	9%
2011	69.47	0.99		12.86	13.85	(0.99)	—	— (2)	(0.99)	82.33	19.99	271,314	0.18	0.26	1.25	8
2010	63.31	1.11		6.16	7.27	(1.06)	—	(0.05)	(1.11)	69.47	11.43	237,504	0.23	0.40	1.56	7
2009	82.49	1.70		(18.25)	(16.55)	(1.69)	(0.93)	(0.01)	(2.63)	63.31	(19.96)	221,070	0.13	0.37	2.56	7
2008	90.86	1.83		(8.37)	(6.54)	(1.83)	—	—	(1.83)	82.49	(7.26)	305,294	0.15	0.39	2.07	17
Balanced Income Fund
2012	$18.97	$0.41	(1)	$0.22 (1)	$0.63	$(0.35)	$—	$—	$(0.35)	$19.25	3.42%	$85,602	0.18%	0.20%	2.18%	9%
2011	17.06	0.31		1.91	2.22	(0.31)	—	— (2)	(0.31)	18.97	13.07	92,131	0.22	0.30	1.65	8
2010	15.66	0.38		1.39	1.77	(0.36)	—	(0.01)	(0.37)	17.06	11.31	85,037	0.24	0.40	2.17	7
2009	19.01	0.56		(3.35)	(2.79)	(0.55)	—	(0.01)	(0.56)	15.66	(14.60)	78,665	0.16	0.40	3.47	10
2008	20.40	0.60		(1.39)	(0.79)	(0.60)	—	—	(0.60)	19.01	(3.95)	102,657	0.20	0.44	2.97	10

† Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1) Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2) Less than $0.005

Amounts designated as "—" are $0 or have been rounded to $0.

One Freedom Valley Drive
Oaks, Pennsylvania 19456

Investment Adviser

SEI Investments Management Corporation
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Distributor

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103

More information about the Funds is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated October 31, 2012 includes detailed information about New Covenant Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports list the Funds' holdings and contain information from the Funds' managers about strategies and market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone: Call 877-835-4531

By Mail: Write to the Funds at:
New Covenant Funds
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

By Internet: Visit www.NewCovenantFunds.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about New Covenant Funds, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

New Covenant Funds' Investment Company Act registration number is 811-09025.

NCF-F-002 (10/12)

NEW COVENANT FUNDS

New Covenant Growth Fund

Ticker Symbol: NCGFX

New Covenant Income Fund

Ticker Symbol: NCICX

New Covenant Balanced Growth Fund

Ticker Symbol: NCBGX

New Covenant Balanced Income Fund

Ticker Symbol: NCBIX

Administrator:

SEI Investments Global Funds Services

Distributor:

SEI Investments Distribution Co.

Investment Adviser:

SEI Investments Management Corporation

Sub-Advisers:

Baillie Gifford Overseas Ltd
Parametric Portfolio Associates LLC
Sustainable Growth Advisers, LP
Tocqueville Asset Management LP
Waddell & Reed Investment Management Co.
WestEnd Advisors, LLC
J.P. Morgan Investment Management Inc.
Western Asset Management Company
Western Asset Management Company Limited

This Statement of Additional Information is not a prospectus. It is intended to provide additional information regarding the activities and operations of New Covenant Funds (the "Trust") and should be read in conjunction with the Trust's prospectus (the "Prospectus"), dated October 31, 2012. The Prospectus may be obtained by writing the Fund, New Covenant Funds, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, by calling 877-835-4531 or by visiting the Funds' website at http://www.NewCovenantFunds.com.

The Trust's financial statements for the fiscal year ended June 30, 2012, including notes thereto and the report of the Independent Registered Public Accounting Firm thereon, are incorporated herein by reference from the Trust's 2012 Annual Report. A copy of the 2012 Annual Report must accompany the delivery of this Statement of Additional Information.

October 31, 2012

NCF-F-003 (10/12)

TABLE OF CONTENTS

THE TRUST	S-1
INVESTMENT OBJECTIVES AND POLICIES	S-1
DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS	S-6
Equity Securities	S-6
Small and Medium-Sized Companies	S-7
Forward Commitments, When-issued Securities and Delayed Delivery Transactions	S-7
Debt Securities	S-8
Below-investment Grade/High Yield/High Risk Securities	S-8
Variable and Floating Rate Instruments	S-8
Future Contracts	S-9
Segregated Assets	S-10
Options on Futures Contracts	S-10
Covered Call Options	S-10
Risk of Futures and Options Investments	S-11
Purchasing Call Options	S-11
Purchasing Put Options	S-12
Writing Put Options	S-12
Limitations on Futures Contracts and Options on Futures Contracts	S-12
Foreign Securities	S-13
Forward Foreign Currency Exchange Contracts	S-13
Repurchase Agreements	S-14
Reverse Repurchase Agreements	S-14
Securities Lending	S-15
Securities of Other Investment Companies	S-15
Interfund Lending and Borrowing Agreements	S-15
Mortgage-Backed Securities and Mortgage Pass-Through Securities	S-15
To Be Announced Securities	S-17
Collateralized Mortgage Obligations	S-17
Stripped Mortgage-Backed Securities	S-18
Risks of Mortgage-Backed Securities	S-18
Other Mortgage-Backed Securities	S-19
Other Asset-Backed Securities	S-19
Zero Coupon Securities	S-20
Resets	S-21
Caps & Floors	S-21
Rule 144A Securities	S-21
Illiquid Securities	S-21
Convertible Securities	S-21
Swaps	S-22
Real Estate Investment Trusts	S-22
Borrowing	S-22
Other Investments	S-22
Temporary Defensive Purposes	S-22
INVESTMENT LIMITATIONS	S-23
THE ADMINISTRATOR AND TRANSFER AGENT	S-24
THE ADVISER AND SUB-ADVISERS	S-25
DISTRIBUTION AND SHAREHOLDER SERVICING	S-42
TRUSTEES AND OFFICERS OF THE TRUST	S-45
PROXY VOTING POLICIES AND PROCEDURES	S-53
PURCHASE AND REDEMPTION OF SHARES	S-53
TAXES	S-55
PORTFOLIO TRANSACTIONS	S-60

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION	S-63
DESCRIPTION OF SHARES	S-64
LIMITATION OF TRUSTEES' LIABILITY	S-64
CODES OF ETHICS	S-64
VOTING	S-64
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	S-65
SOCIAL WITNESS SERVICES	S-65
CUSTODIAN	S-66
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	S-66
LEGAL COUNSEL	S-66
DESCRIPTION OF RATINGS	A-1

THE TRUST

New Covenant Funds is a Delaware statutory trust organized pursuant to a Trust Instrument dated September 30, 1998. The Trust was organized to offer separate series of shares and currently offers four separate series: New Covenant Growth Fund ("Growth Fund"), New Covenant Income Fund ("Income Fund"), New Covenant Balanced Growth Fund ("Balanced Growth Fund") and New Covenant Balanced Income Fund ("Balanced Income Fund") (each, a "Fund" and collectively, the "Funds"). Currently, there is one class of shares issued by each Fund. The Trust's Board of Trustees ("Board," "Trustees," or "Board of Trustees") may issue additional classes of shares or series at any time without prior approval of the shareholders. The Balanced Growth Fund and Balanced Income Fund may also be referred to as the "Balanced Funds."

The Trust is classified as an open-end, management investment company. The Income Fund and the Growth Fund are diversified, which means that, with respect to 75% of its total assets, a Fund will not invest more than 5% of its assets in the securities of any single issuer or hold more than 10% of the voting securities of any single issuer. The Balanced Funds are diversified by virtue of the fact that the underlying Funds in which they invest (Growth Fund and Income Fund) are diversified.

Under applicable federal securities laws, the diversification of a mutual fund's holdings is measured at the time the fund purchases a security. However, if a Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund's total assets due to movements in the financial markets. If the market affects several securities held by a Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. Accordingly, the Funds are subject to the risk that their performance may be hurt disproportionately by the poor performance of relatively few securities despite a Fund's qualifying as a diversified mutual fund under applicable federal securities laws.

Whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standards or percentage limitation will be determined immediately after and as a result of the Fund's acquisition or sale of such security or other asset. Accordingly, except with respect to borrowing and illiquid securities, any subsequent change in values, net assets or other circumstances will not be considered in determining whether an investment complies with the Fund's investment policies and limitations. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by a Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy. If this happens, the Fund would sell such investments as soon as practicable while trying to maximize the return to its shareholders.

INVESTMENT OBJECTIVES AND POLICIES

In addition to its objective and strategies, each of the Funds has the common objective of making investments consistent with social-witness principles adopted by the General Assembly of the Presbyterian Church (U.S.A.). These principles may evolve over time and currently include, among others, certain limitations on investments in some corporations due to their involvement in military-related production, tobacco, and human rights violations. The Funds may choose to sell otherwise profitable investments in companies which have been identified as being in conflict with the established social-witness principles of the Presbyterian Church (U.S.A.). Beyond these principles, each Fund pursues different investment objectives and strategies. For purposes of determining which securities are eligible for investment by the Funds and those which are not eligible for investment, SEI Investments Management Corporation ("SIMC," or the "Adviser") procures a list which identifies those specific companies which may not be purchased by the Funds. This list, which is updated annually, contains those companies involved in military-related production, tobacco, or human rights violations that are prohibited for investment in accordance with the policies that are set by the General Assembly of the Presbyterian Church (U.S.A.) and brought forth by the Mission Responsibility through Investment Committee Guidelines (the "MRTI Guidelines"). In addition to these companies which are prohibited for investment by the Funds pursuant to the MRTI Guidelines, the Funds also do not invest in certain other companies that have derived 25% or more of the company's revenues from alcohol, gambling and tobacco, and do not invest in certain companies in the weapons industry. The Adviser consults closely with the sub-advisers that acquire portfolio securities for the Growth Fund and Income Fund regarding those sub-advisers' reliance on the list.

The New Covenant Funds are not intended to be an investment option of a participant-directed plan or program of any government entity, nor are the Funds offered as an investment in a participant-directed plan or program of any government agency.

GROWTH FUND—The Growth Fund's investment objective is long-term capital appreciation. Dividend income, if any, will be incidental. Under normal market conditions, at least 80% of the Fund's net assets will be invested in a diversified portfolio of common stocks of companies that the Fund's portfolio managers believe have long-term growth potential.

The Fund makes investment decisions consistent with social-witness principles approved by the General Assembly of the Presbyterian Church (U.S.A.). The Fund does not invest in those companies involved in the military and tobacco industries that are prohibited for investment in accordance with the policies that are set by the General Assembly of the Presbyterian Church (U.S.A.) as brought forth by the Mission Responsibility Through Investment Committee Guidelines. The Fund also does not invest in certain other companies that have derived 25% or more of the company's revenues from alcohol, gambling and tobacco, and does not invest in certain companies in the weapons industry.

The Fund invests in common stocks and other equity securities of companies of all sizes, domestic and foreign. The Fund generally invests in larger companies, although it may purchase securities of companies of any size, including small companies. Up to 40% of the Fund's net assets may be invested in securities of foreign issuers in any country, including developed or emerging markets. Foreign securities are selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions.

SIMC seeks to enhance performance and reduce market risk by strategically allocating the Fund's assets among multiple sub-advisers (each, a "Sub-Adviser" and collectively, the "Sub-Advisers"). The allocation is made based on the Adviser's desire for balance among differing investment styles and philosophies offered by the Sub-Advisers.

The Fund adheres to the social-witness principles through the use of Sub-Advisers that invest directly and a designated Sub-Adviser that acts as an overlay manager and implements the portfolio recommendations of certain other Sub-Advisers. Such other Sub-Advisers provide model portfolios to the Fund on an ongoing basis that represent their recommendations as to the securities to be purchased, sold or retained by the Fund. The overlay manager constructs a portfolio for a portion of the Fund that represents the aggregation of the model portfolios it receives from certain other Sub-Advisers, with the weighting of each model in the portfolio determined by the Adviser. The overlay manager implements the portfolio consistent with that represented by the aggregation of the model portfolios, with limited authority to vary from such aggregation, primarily for the purpose of conforming the Fund's securities transactions to the social-witness principles. The overlay manager may also, to a lesser extent, deviate from such aggregation for the purposes of risk management, costs management and efficient tax management.

On occasion, up to 20% of the Fund's net assets may be invested in bonds that are rated within the four highest credit rating categories assigned by independent rating agencies, or in unrated equivalents that may be considered by a Sub-Adviser to be investment grade, or in commercial paper within the two highest rating categories of independent rating agencies. There are no restrictions on the Fund's average portfolio maturity or on the maturity of any specific security.

The remainder of the Fund's assets may be held in cash or cash equivalents.

A Sub-Adviser may sell a security when it becomes substantially overvalued, is experiencing deteriorating fundamentals, or as a result of changes in portfolio strategy. A security may also be sold and replaced with one that presents a better value.

INCOME FUND—The Income Fund's investment objective is a high level of current income with preservation of capital. Under normal market conditions, at least 80% of the Fund's net assets will be invested in a diversified portfolio of bonds and other debt obligations of varying maturities.

The Fund makes investment decisions consistent with social-witness principles approved by the General Assembly of the Presbyterian Church (U.S.A.). The Fund does not invest in those companies involved in the military and tobacco industries that are prohibited for investment in accordance with the policies that are set by the General Assembly of the Presbyterian Church (U.S.A.) as brought forth by the Mission Responsibility Through Investment Committee Guidelines. The Fund also does not invest in certain other companies that have derived 25% or more of the company's revenues from alcohol, gambling and tobacco, and does not invest in certain companies in the weapons industry.

The Fund invests in corporate bonds. The Fund also invests in securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association, which are supported by the full faith and credit of the U.S. Government, and the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported by the right of the issuer to borrow from the U.S. Treasury. The Fund may also invest in bonds of international corporations or foreign governments. In addition, the Fund invests in mortgage-backed and asset-backed securities.

At least 65% of the Fund's net assets will be invested in bonds that are rated within the four highest credit rating categories assigned by independent rating agencies, and the Fund will attempt to maintain an overall credit quality rating of AA or higher. The Fund may invest in unrated equivalents that may be considered to be investment grade. The Fund may invest up to 20% of its net assets in bonds that are rated below investment grade (junk bonds).

Up to 20% of the Fund's net assets may be invested in commercial paper within the two highest rating categories of independent rating agencies. The Fund may also invest up to 40% of its net assets in the fixed-income securities of foreign issuers in any country including developed or emerging markets. Foreign securities are selected on an individual basis without regard to any defined allocation among countries or geographic regions.

The Adviser seeks to enhance performance and reduce market risk by strategically allocating the Fund's assets among multiple Sub-Advisers. The allocation is made based on the Adviser's desire for balance among differing investment styles and philosophies offered by the Sub-Advisers.

The Fund's average dollar-weighted maturity is expected to be approximately nine years. The Fund may invest in securities of any maturity, but expects its average maturity to range from four years to twelve years and its average duration to be between three and six years. Duration reflects the change in the value of a fixed-income security that will result from a 1% change in interest rates. For example, a five year duration means a bond will decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%.

Investments for the Fund, both foreign and domestic, are selected based on the following criteria:

•  the use of interest-rate and yield-curve analyses;

•  the use of credit analyses, which indicate a security's rating and potential for appreciation; and

•  use of the above disciplines to invest in high-yield bonds and fixed-income securities issued by foreign and domestic governments and companies.

The remainder of the Fund's assets may be held in cash or cash equivalents.

A Sub-Adviser may sell a security when it becomes substantially overvalued, is experiencing deteriorating fundamentals, or as a result of changes in portfolio strategy. A security may also be sold and replaced with one that presents a better value.

BALANCED GROWTH FUND—The Balanced Growth Fund's investment objective is to produce capital appreciation with less risk than would be present in a portfolio of only common stocks. To pursue its objective, the Fund invests primarily in shares of the Growth Fund and the Income Fund, with a majority of its assets generally invested in shares of the Growth Fund.

Between 45% and 75% of the Fund's net assets (with a "neutral" position of approximately 60% of the Fund's net assets) are invested in shares of the Growth Fund, with the balance of its assets invested in shares of the Income Fund.

The Fund will periodically rebalance its investments in the Growth Fund and the Income Fund, within the limits described above. In implementing this rebalancing strategy, past and anticipated future performance of both the Growth Fund and the Income Fund are taken into account. The allocation of investments made in the Growth Fund and the Income Fund varies in response to market conditions, investment outlooks, and risk/reward characteristics of equity and fixed-income securities. Because the Fund is a fund-of-funds, you will indirectly bear your proportionate share of any fees and expenses charged by the Growth Fund and the Income Fund.

The Growth Fund invests in common stocks and other equity securities of companies of all sizes, domestic and foreign. The Growth Fund generally invests in larger companies, although it may purchase securities of companies of any size, including small companies. Up to 40% of the Growth Fund's net assets may be invested in securities of foreign issuers in any country, including developed or emerging markets. Foreign securities are selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions.

On occasion, up to 20% of the Growth Fund's net assets may be invested in bonds that are rated within the four highest credit rating categories assigned by independent rating agencies, or in unrated equivalents that may be considered by a Sub-Adviser to be investment grade, or in commercial paper within the two highest rating categories of independent rating agencies. The remainder of the Growth Fund's assets may be held in cash or cash equivalents.

The Income Fund invests in corporate bonds. The Income Fund also invests in securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association, which are supported by the full faith and credit of the U.S. Government, and the FNMA and the FHLMC, which are supported by the right of the issuer to borrow from the U.S. Treasury. The Income Fund may also invest, to a lesser extent, in bonds of international corporations or foreign governments. In addition, the Income Fund invests in mortgage-backed and asset-backed securities. The Income Fund may also invest up to 20% of its net assets in commercial paper and up to 40% of its net assets in fixed-income securities of foreign issuers in any country, including developed or emerging markets. The remainder of the Income Fund's assets may be held in cash or cash equivalents.

At least 65% of the Income Fund's net assets will be invested in bonds that are rated within the four highest credit rating categories assigned by independent rating agencies, and the Income Fund will attempt to maintain an overall credit quality rating of AA or higher. The Income Fund may invest in unrated equivalents that may be considered to be investment grade. The Income Fund may invest up to 20% of its net assets in bonds that are rated below investment grade (junk bonds).

The Growth Fund and the Income Fund, in which the Fund invests, make investment decisions consistent with social-witness principles approved by the General Assembly of the Presbyterian Church (U.S.A.). The Growth Fund and the Income Fund do not invest in those companies involved in the military and tobacco industries that are prohibited for investment in accordance with the policies that are set by the General Assembly of the Presbyterian Church (U.S.A.) as brought forth by the Mission Responsibility Through Investment Committee Guidelines. The Growth Fund and the Income Fund also do not invest in certain other companies that have derived 25% or more of the company's revenues from alcohol, gambling and tobacco, and do not invest in certain companies in the weapons industry. The remainder of the Fund's assets may be held in cash or cash equivalents.

BALANCED INCOME FUND—The Balanced Income Fund's investment objective is to produce current income and long-term growth of capital. To pursue its objective, the Fund invests primarily in shares of the Growth Fund and the Income Fund, with a majority of its assets generally invested in shares of the Income Fund.

Between 50% and 75% of the Fund's net assets (with a "neutral" position of approximately 65%) are invested in shares of the Income Fund, with the balance of its net assets invested in shares of the Growth Fund.

The Fund will periodically rebalance its investments in the Growth Fund and the Income Fund, within the limits described above. In implementing this rebalancing strategy, past and anticipated future performance of both the Growth Fund and the Income Fund are taken into account. The allocation of investments made in the Growth Fund and the Income Fund varies in response to market conditions, investment outlooks, and risk/reward characteristics of equity and fixed-income securities. Because the Fund is a fund-of-funds, you will indirectly bear your proportionate share of any fees and expenses charged by the Growth Fund and the Income Fund.

The Income Fund invests in corporate bonds. The Income Fund also invests in securities issued or guaranteed by the U.S. Government or one of its agencies and instrumentalities, such as the Government National Mortgage Association, which are supported by the full faith and credit of the U.S. Government, and the FNMA and the FHLMC, which are supported by the right of the issuer to borrow from the U.S. Treasury. The Income Fund may also invest, to a lesser extent, in bonds of international corporations or foreign governments. In addition, the Income Fund invests in mortgage-backed and asset-backed securities. The Income Fund may also invest up to 20% of its net assets in commercial paper and up to 40% of its net assets in fixed-income securities of foreign issuers in any country including developed or emerging markets. The remainder of the Income Fund's assets may be held in cash or cash equivalents.

At least 65% of the Income Fund's net assets will be invested in bonds that are rated within the four highest credit rating categories assigned by independent rating agencies, and the Income Fund will attempt to maintain an overall credit quality rating of AA or higher. The Income Fund may invest in unrated equivalents that may be considered to be investment grade. The Income Fund may invest up to 20% of its net assets in bonds that are rated below investment grade (junk bonds).

The Growth Fund invests in common stocks and other equity securities of companies of all sizes, domestic and foreign. The Growth Fund generally invests in larger companies, although it may purchase securities of companies of any size, including small companies. Up to 40% of the Growth Fund's net assets may be invested in securities of foreign issuers in any country, including developed or emerging markets. Foreign securities are selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions.

On occasion, up to 20% of the Growth Fund's net assets may be invested in bonds that are rated within the four highest credit rating categories assigned by independent rating agencies, or in unrated equivalents that may be considered by a Sub-Adviser to be investment grade, or in commercial paper within the two highest rating categories of independent rating agencies. The remainder of the Growth Fund's assets may be held in cash or cash equivalents.

The Growth Fund and the Income Fund, in which the Fund invests, make investment decisions consistent with social-witness principles approved by the General Assembly of the Presbyterian Church (U.S.A.). The Growth Fund and the Income Fund do not invest in those companies that are prohibited for investment in accordance with the policies that are set by the General Assembly of the Presbyterian Church (U.S.A.) as brought forth by the Mission Responsibility Through Investment Committee Guidelines. The Growth Fund and the Income Fund also do not invest in certain other companies that have derived 25% or more of the company's revenue from alcohol, gambling and tobacco, and do not invest in certain companies in the weapons industry. The remainder of the Fund's assets may be held in cash or cash equivalents.

There can be no assurance that the Funds will achieve their respective investment objectives.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

You should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Funds.

The following information should be read in conjunction with the Funds' Prospectus. The investment practices described below, which apply to the Growth Fund and the Income Fund, are not fundamental (unless otherwise indicated) and may be changed by the Board of Trustees without approval of the shareholders.

The Adviser acts as a manager of managers for the Funds and selects and retains various Sub-Advisers. The Sub-Advisers employ portfolio managers to make the day-to-day investment decisions regarding portfolio holdings of the Growth Fund and Income Fund.

EQUITY SECURITIES—The Growth Fund may invest in the following types of investments, each of which is subject to certain risks, as discussed below: common stocks, preferred stocks, convertible securities and warrants.

All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Historically, the equity markets have moved in cycles and the value of the securities in the Growth Fund's portfolio may fluctuate substantially from day to day. Owning an equity security can also subject the Growth Fund to the risk that the issuer may discontinue paying dividends.

The effects of the sub-prime mortgage crisis that began to unfold in 2007 continue to manifest in nearly all the sub-divisions of the financial services industry. Sub-prime mortgage related losses and write downs among investment banks and similar institutions reached significant levels in 2008, which continued into 2009. The impact of these losses among traditional banks, investment banks, broker/dealers and insurers forced a number of large such institutions into either liquidation or combination, while drastically increasing the volatility of their stocks prices. In some cases, the U.S. government has acted to bail out select institutions, such as insurers, however the risks associated with investment in stocks of such insurers has nonetheless increased substantially.

Congress passed legislation to provide the U.S. Department of the Treasury with the authority to issue up to $700 billion of Treasury securities to finance the purchase of troubled assets from financial institutions. There can be no assurance that this legislation will cause the risks associated with investment in the stock market in general or in financial services company stocks to decrease.

Common Stock. A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which the Growth Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid before any payments are made to the Growth Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Growth Fund.

Preferred Stock. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond. Unlike common stock, a preferred stock's participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, it is subject to the risk that the dividend can be changed or omitted by the issuer.

Convertible Securities and Warrants. Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities include corporate bonds, notes and preferred stock that can be converted into, or exchanged for, a prescribed amount of common stock of the same or different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In addition to the general risk associated with equity securities discussed above, the market value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. In addition to the general risks associated with equity securities discussed above, investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

SMALL AND MEDIUM-SIZED COMPANIES—To the extent the Growth Fund invests in the equity securities of small and medium-sized companies, it will be exposed to the risks of smaller sized companies. Small and medium-sized companies may have narrower markets for their goods and/or services and may have more limited managerial and financial resources than larger, more established companies. Furthermore, such companies may have limited product lines, services, markets, or financial resources or may be dependent on a small management group. In addition, because these stocks may not be well-known to the investing public, do not have significant institutional ownership or are typically followed by fewer security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of smaller sized company securities held by the Growth Fund. As a result, their performance may be more volatile and they may face greater risk of business failure, which could increase the volatility of the Growth Fund's portfolio.

FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS—The Growth Fund and the Income Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Debt securities are often issued on this basis. No income will accrue on securities purchased on a when-issued or delayed-delivery basis until the securities are delivered. Securities purchased or sold on a when-issued, delayed-delivery or forward-commitment basis involve a risk of loss if the value of the security to be purchased declines prior to settlement date. Although the Funds would generally purchase securities on a when-issued, delayed-delivery or a forward-commitment basis with the intention of acquiring the securities, a Fund may dispose of such securities prior to settlement if the portfolio manager deems it appropriate to do so.

The Funds may dispose of or renegotiate a when-issued or forward commitment. The Funds will normally realize a capital gain or loss in connection with these transactions. For purposes of determining the Income Fund's average dollar-weighted maturity, the maturity of when-issued or forward-commitment securities will be calculated from the commitment date.

When a Fund purchases securities on a when-issued, delayed-delivery or forward-commitment basis, the Fund will maintain cash, U.S. government securities or other liquid portfolio securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian will hold the portfolio securities in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Funds will maintain sufficient assets at all times to cover their obligations under when-issued purchases, forward-commitments and delayed-delivery transactions.

DEBT SECURITIES—The Growth Fund and Income Fund invest in debt securities such as corporate bonds, securities issued or guaranteed by the U.S. government or one of its agencies and instrumentalities, bonds of international corporations or foreign governments, mortgage-backed and asset-backed securities, municipal bonds, and U.S. Treasury obligations. Debt securities are generally subject to interest rate risk, credit risk, market risk and call risk.

Interest Rate Risk. The risk that when interest rates increase, fixed-income securities held by the Fund decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.

Credit Risk. This risk relates to the ability of the issuer to meet interest and principal payments, as they become due. The ratings given a security by rating services such as Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") provide information regarding such credit risk. The lower the rating given a security by such rating service, the greater the credit risk such rating service perceives to exist with respect to such security.

Market Risk. All mutual funds are affected by changes in the economy and swings in investment markets. These can occur within or outside the U.S. or worldwide, and may affect only particular companies or industries.

Call Risk. The risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as an asset-backed security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.

BELOW-INVESTMENT GRADE/HIGH YIELD/HIGH RISK SECURITIES—The Income Fund may invest a limited amount of assets in debt securities that are rated below-investment grade (hereinafter referred to as "lower-rated securities") or that are unrated but deemed equivalent to lower-rated securities by the portfolio managers. The lower the ratings of such debt securities, the greater their risks. These debt instruments generally offer a higher current yield than that available from higher-grade issues, and typically involve greater risk. The yields on lower-rated securities will fluctuate over time. In general, prices of all bonds rise when interest rates fall and fall when interest rates rise. While less sensitive to changing interest rates than investment-grade debt, lower-rated securities are especially subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. During periods of economic downturn or rising interest rates, issuers of these instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest, and increase the possibility of default.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of these securities, especially in a market characterized by only a small amount of trading and with relatively few participants. These factors can also limit the Income Fund's ability to obtain accurate market quotations for these securities, making it more difficult to determine the Fund's net asset value.

In cases where market quotations are not available, lower-rated securities are valued using guidelines established by the Board of Trustees. Perceived credit quality in this market can change suddenly and unexpectedly, and may not fully reflect the actual risk posed by a particular lower-rated or unrated security.

VARIABLE AND FLOATING RATE INSTRUMENTS—With respect to variable and floating-rate instruments that may be acquired by the Income Fund, the portfolio managers will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status to meet payment on demand. Where necessary to ensure that a variable or floating-rate instrument meets the Fund's quality requirements, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

FUTURES CONTRACTS—The Growth Fund and the Income Fund may each enter into financial futures contracts. Such contracts may either be based on indexes of particular groups or varieties of securities ("Index Futures Contracts"), or be for the purchase or sale of debt obligations ("Debt Futures Contracts"). Such futures contracts are traded on exchanges licensed and regulated by the Commodity Futures Trading Commission. The Funds enter into futures contracts to gain a degree of protection against anticipated changes in interest rates that would otherwise have an adverse effect upon the economic interests of the Funds. However, the costs of and possible losses from futures transactions will reduce a Fund's yield from interest on its holdings of debt securities. Income from futures transactions constitutes taxable gain.

For the Growth Fund and the Income Fund, the custodian marks cash, U.S. government securities or other liquid portfolio securities as segregated within the custody account in an amount equal to the value of the total assets committed to the consummation of futures positions. If the value of the segregated securities declines, additional cash or securities are required to be marked on a daily basis so that the value of the segregated assets equals the amount of the Funds' commitments with respect to such contracts. Alternatively, the Funds may cover such positions by purchasing offsetting positions, or covering such positions partly with cash, U.S. government securities or other liquid portfolio securities, and partly with offsetting positions.

A Debt Futures Contract is a binding contractual commitment that, if held to maturity, requires each of the Growth Fund and the Income Fund to make or accept delivery, during a particular month, of obligations having a standardized face value and rate of return. By purchasing a Debt Futures Contract, the Fund legally obligates itself to accept delivery of the underlying security and to pay the agreed price; by selling a Debt Futures Contract it legally obligates itself to make delivery of the security against payment of the agreed price. However, positions taken in the futures markets are normally not held to maturity. Instead they are liquidated through offsetting transactions which may result in a profit or loss. While Debt Futures Contract positions taken by the Fund are usually liquidated in this manner, the Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous.

A clearing corporation, associated with the exchange on which futures contracts are traded, assumes responsibility for close-outs of such contracts and guarantees that the sale or purchase, if still open, is performed on the settlement date.

By entering into futures contracts, each of the Growth Fund and the Income Fund seek to establish with more certainty than would otherwise be possible the effective rate of return on its portfolio securities. A Fund may, for example, take a "short" position in the futures market by selling a Debt Futures Contract for future delivery of securities held by the Fund in order to hedge against an anticipated rise in interest rates that would adversely affect the value of such securities. Or it might sell an Index Futures Contract based on a group of securities whose price trends show a significant correlation with those of securities held by a Fund. When hedging of this character is successful, any depreciation in the value of portfolio securities is substantially offset by appreciation in the value of the futures position. On other occasions the Fund may take a "long" position by purchasing futures contracts. This is done when a Fund is not fully invested or expects to receive substantial proceeds from the sale of portfolio securities or of Fund shares, and anticipates the future purchase of particular securities but expects the rate of return then available in the securities markets to be less favorable than rates that are currently available in the futures markets. The Funds expect that, in the normal course, securities will be purchased upon termination of a long futures position, but under unusual market conditions, a long futures position may be terminated without a corresponding purchase of securities.

Debt Futures Contracts currently involve only taxable obligations and do not encompass municipal securities. The value of Debt Futures Contracts on taxable securities, as well as Index Futures Contracts, may not vary in direct proportion with the value of the Fund's securities, limiting the ability of the Fund to hedge effectively against interest-rate risk.

The investment restriction concerning futures contracts does not specify the types of Index Futures Contracts into which the Growth Fund or the Income Fund may enter because it is impossible to foresee what particular indexes may be developed and traded or may prove useful to the Fund in implementing its overall risk-management strategies. For example, price trends for a particular Index Futures Contract may show a significant correlation with price trends in the securities held by the Fund, even though the securities comprising the index are not necessarily identical to those held by the Fund. In any event, the Fund would not enter into a particular Index Futures Contract unless the portfolio managers determined that such a correlation existed.

To the extent the Funds use Index Futures Contracts and Debt Futures Contracts, they are traded actively through the CME Group.

SEGREGATED ASSETS—The Growth Fund and Income Fund may be required to segregate assets (such as cash, U.S. government securities and other liquid portfolio securities) or otherwise provide coverage consistent with applicable regulatory policies. This would be with respect to each Fund's permissible obligations under the call and put options it writes, the forward foreign currency exchange contracts it enters into and the futures contracts it enters into.

OPTIONS ON FUTURES CONTRACTS—To attempt to gain additional protection against the effects of interest-rate fluctuations, the Growth Fund and the Income Fund may purchase and write (sell) put and call options on futures contracts that are traded on a U.S. exchange or board of trade and enter into related closing transactions. There can be no assurance that such closing transactions will be available at all times. In return for the premium paid, such an option gives the purchaser the right to assume a position in a futures contract at any time during the option period for a specified exercise price.

The Funds may purchase put options on futures contracts in lieu of, and for the same purpose as, sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract.

The purchase of call options on futures contracts is intended to serve the same purpose as actual purchase of the futures contracts. The Funds may purchase call options on futures contracts in anticipation of a market advance when it is not fully invested.

The Funds may write (sell) a call option and a futures contract in order to hedge against a decline in the price of the index or debt securities underlying the futures contract. If the price of the futures contract at expiration is below the exercise price, the Funds would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing (selling) of put options on futures contracts is similar to purchase of the futures contracts, except that, if market price declines, the Fund would pay more than the current market price for the underlying securities or index units. The net cost to the Fund would be reduced, however, by the premium received on sale of the puts, less any transaction costs.

COVERED CALL OPTIONS—The Growth Fund and the Income Fund may write (sell) covered call options on their portfolio securities in an attempt to enhance investment performance. No more than 20% of a Fund's net assets may be subject to covered options.

When the Growth Fund and the Income Fund write (sell) a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") at any time during the option period, generally ranging up to nine months. If the option expires unexercised, the Fund will realize gain to the extent of the amount received for the option (the "premium") less any commission paid. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When the Growth Fund and the Income Fund sell an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction (i.e., the Fund terminates its obligation as the writer of the option by purchasing a call option on the same security with the same exercise price and expiration date as the option previously written), the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option was sold) and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund will realize a long-term or short-term gain or loss from the sale of the underlying security, and proceeds of the sale will be increased by the net premium originally received. The writing of covered options may be deemed to involve a pledge of the securities against which the option is being written. Securities against which options are written will be segregated on the books of the Fund's custodian.

RISKS OF FUTURES AND OPTIONS INVESTMENTS—Each of the Growth Fund and the Income Fund will incur brokerage fees in connection with its futures and options transactions, and it will be required to segregate funds for the benefit of brokers as margin to guarantee performance of its futures and options contracts. In addition, while such contracts will be entered into to reduce certain risks, trading in these contracts entails certain other risks. Thus, while a Fund may benefit from the use of futures contracts and related options, unanticipated changes in interest rates may result in a poorer overall performance for that Fund than if it had not entered into any such contracts. Additionally, the skills required to invest successfully in futures and options may differ from skills required for managing other assets in a Fund's portfolio.

Each of the Growth Fund and the Income Fund may engage in over-the-counter options transactions with broker-dealers who make markets in these options. The portfolio managers will consider risk factors such as their creditworthiness when determining a broker-dealer with which to engage in options transactions. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Certain over-the-counter options may be deemed to be illiquid securities and may not be readily marketable. The portfolio managers will monitor the creditworthiness of dealers with which the Funds enter into such options transactions under the general supervision of the Board of Trustees.

PURCHASING CALL OPTIONS—Each of the Growth Fund and the Income Fund may purchase call options to the extent that call option coverage by a Fund does not constitute more than 20% of the Fund's total assets. When a Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Funds may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with those transactions. The Funds may, following purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Funds will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid (less any commissions) to purchase the original call option; the Funds will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid (less any commissions) to purchase the original call option.

Although the Growth Fund and the Income Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Funds may expire without any value to the Funds, in which event the Funds would realize a capital loss that would be characterized as short-term unless the option was held for more than one year.

PURCHASING PUT OPTIONS—No more than 20% of either the Growth Fund's or the Income Fund's total assets may be subject to put options. Each Fund will, at all times during which it holds a put option, own the security covered by such option. The purchase of the put on substantially identical securities held will constitute a short sale for tax purposes, the effect of which is to create short-term capital gain on the sale of the security and to suspend running of its holding period (and treat it as commencing on the date of the closing of the short sale) or that of a security acquired to cover the same if, at the time the put was acquired, the security had not been held for more than one year.

A put option purchased by either the Growth Fund or the Income Fund gives it the right to sell one of its securities for an agreed-upon price up to an agreed-upon date. The Funds may purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Funds to protect unrealized gains in an appreciated security in their portfolios without actually selling the security. If the security does not drop in value, the Funds will lose the value of the premium paid. A Fund may sell a put option which it has previously purchased prior to sale of the securities underlying such option. Such sale will result in a net gain or loss depending upon whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

The Growth Fund or the Income Fund may sell a put option purchased on individual portfolio securities. Additionally, the Funds may enter into closing sale transactions. A closing sale transaction is one in which a Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

WRITING PUT OPTIONS—The Growth Fund and the Income Fund may also write put options on a secured basis, which means that a Fund will maintain, in a segregated account with its custodian, cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period. The amount of cash or U.S. government securities held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put options written by the Funds. Secured put options will generally be written in circumstances where the portfolio managers wish to purchase the underlying security for a Fund's portfolio at a price lower than the current market price of the security. In such event, the Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. With regard to the writing of put options, a Fund will limit the aggregate value of the obligations underlying such put options to 20% of its net assets.

Following the writing of a put option, the Growth Fund or the Income Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. A Fund may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS—The Growth Fund and the Income Fund will not engage in transactions in futures contracts or related options for speculation but only as a hedge against changes resulting from market conditions in the values of debt securities held in its portfolio or which it intends to purchase and where the transactions are appropriate to the reduction of the Fund's risks. The Trustees have adopted policies (which are not fundamental and may be modified by the Trustees without a shareholder vote) that, immediately after the purchase for a Fund of a futures contract or a related option, the value of the aggregate initial margin deposits with respect to all futures contracts (both for receipt and delivery), and premiums paid on related options entered into on behalf of the Fund, will not exceed 5% of the fair market value of the Fund's total assets. Additionally, the value of the aggregate premiums paid for all put and call options held by a Fund will not exceed 20% of its net assets. Futures contracts and put options written (sold) by a Fund will be offset by assets of the Fund held in a segregated account in an amount sufficient to satisfy obligations under such contracts and options.

FOREIGN SECURITIES—The Growth Fund and the Income Fund may invest up to 40% of their total assets in foreign securities. The Funds may invest without limit in U.S. dollar denominated foreign securities. The Income Fund may invest up to 40% of its assets in foreign bonds denominated in foreign currencies. No more than 20% of a Fund's total assets will be represented by a given foreign currency.

Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and that may favorably or unfavorably affect the Funds' performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, price volatility can be greater than in the U.S. Fixed commissions on some foreign securities exchanges and bid-to-asked spreads in foreign bond markets are generally higher than commissions and bid-to-asked spreads in U.S. markets, although the Funds will endeavor to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies than in the U.S. It may be more difficult for the Funds' agents to keep currently informed about corporate actions that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries. Investments in foreign securities may also entail certain risks such as possible currency blockages or transfer restrictions, and the difficulty of enforcing rights in other countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, to the extent investments in foreign securities involve currencies of foreign countries, the Funds may be affected favorably or unfavorably by changes in currency rates and in exchange-control regulations, and may incur costs in connection with conversion between currencies.

Investments in companies domiciled in emerging countries may be subject to potentially greater risks than investments in developed countries. The possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Each Fund seeks to mitigate the risks associated with these considerations through diversification and active professional management.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS—The Growth Fund and the Income Fund may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

The maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month, and forward contracts may be in any amount agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between banks or currency dealers so that no intermediary is required. A forward contract generally requires no margin or other deposit.

Closing transactions with respect to forward contracts are effected with the currency trader who is a party to the original forward contract.

The Growth Fund and the Income Fund may enter into foreign contracts in several circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of interest and dividend payments on a security it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such interest and dividend payments, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transaction, the Fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend payment is declared, and the date on which such payments are made or received.

The Funds' activities involving forward contracts may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, for qualification as a regulated investment company.

REPURCHASE AGREEMENTS—The Growth Fund and the Income Fund may enter into repurchase agreements with any member bank of the Federal Reserve System and any broker-dealer that is recognized as a reporting government securities dealer, whose creditworthiness has been determined by the Adviser or Sub-Adviser. A repurchase agreement, which provides a means for the Funds to earn income on monies for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund at the time of repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. For purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), a repurchase agreement is deemed to be a loan to the seller of the Obligation and is therefore covered by the Funds' investment restrictions applicable to loans. Each repurchase agreement entered into by a Fund requires that if the market value of the Obligation becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation, on a daily basis, to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. In the event a Fund is unsuccessful in seeking to enforce the contractual obligation to deliver additional securities, and the seller defaults on its obligation to repurchase, the Fund bears the risk of any drop in market value of the Obligation(s). In the event that bankruptcy or insolvency proceedings were commenced with respect to a bank or broker-dealer before its repurchase of the Obligation, the Fund might encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. In the case of repurchase agreements, it is not clear whether a court would consider a repurchase agreement as being owned by the particular Fund or as being collateral for a loan by the Fund. If a court were to characterize the transaction as a loan and the Fund had not perfected a security interest in the Obligation, the Funds could be required to return the Obligation to the bank's estate and be treated as an unsecured creditor. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in that transaction. The portfolio managers seek to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligations.

Securities subject to a repurchase agreement are held in a segregated account and the amount of such securities is adjusted on a daily basis so as to provide a market value at least equal to the repurchase price. The Funds may not invest more than 15% of their net assets in repurchase agreements maturing in more than seven days.

REVERSE REPURCHASE AGREEMENTS—The Growth Fund and the Income Fund may obtain funds for temporary defensive purposes by entering into reverse repurchase agreements with banks and broker-dealers. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by that Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. During the time a reverse repurchase agreement is outstanding, the Fund will maintain a segregated custodial account consisting of cash, U.S. government securities or other liquid portfolio securities having a value at least equal to the repurchase price, plus accrued interest, subject to the agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements are considered borrowings by the Fund, and as such are subject to the investment limitations discussed in the section entitled "Borrowing."

SECURITIES LENDING—To increase return on portfolio securities, the Growth Fund and the Income Fund may lend their portfolio securities on a short-term basis to banks, broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least 102% of the market value of the securities loaned. The amount of collateral required is determined based on values obtained by the securities lending agent which may, from time to time, differ from the values obtained using the Funds' valuation policies, based upon certain differences that may exist in their respective valuation policies. Invested collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the collateral. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Funds will not lend portfolio securities in excess of one-third of the value of their respective total assets, including collateral received from such loans. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. In determining whether to lend securities, the Funds consider all relevant factors and circumstances, including creditworthiness of the borrower. Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, the applicable Fund must terminate the loan and vote the securities. Alternatively, the Fund may enter into an arrangement that ensures that it can vote the proxy even while the borrower continues to hold the securities.

SECURITIES OF OTHER INVESTMENT COMPANIES—The Balanced Funds invest primarily in shares of the Growth Fund and the Income Fund. The Balanced Funds believe that this diversification offers the opportunity to benefit from a variety of investment approaches and strategies employed by experienced investment professionals. The Growth Fund and the Income Fund have adopted a policy by which they may invest in securities issued by other investment companies within the limitations of the 1940 Act, which permits them to acquire securities of registered open-end investment companies except pursuant to Section 12(d)(1)(F) and Section 12(d)(1)(G) under the 1940 Act. As a shareholder of another investment company, the Funds would bear along with other shareholders their pro rata portion of the investment company's expenses, including advisory fees.

INTERFUND LENDING AND BORROWING ARRANGEMENTS—The Securities and Exchange Commission (the "SEC") has granted an exemption that permits the Funds to participate in an interfund lending program (the "Program") with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the "SEI Funds"). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (the "Repo Rate") and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (the "Bank Loan Rate"). The Bank Loan Rate will be determined using a formula approved by the SEI Funds' Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate.

MORTGAGE-BACKED SECURITIES AND MORTGAGE PASS-THROUGH SECURITIES—The Income Fund may invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage banks, commercial banks and others. The Fund also invests in mortgage-backed securities guaranteed primarily by the Government National Mortgage Association ("GNMA"). Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The Fund may also invest in debt securities that are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and expose the Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Fund, the prepayment right will tend to limit to some degree the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities.

When interest rates rise, mortgage prepayment rates decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of the Fund's shares.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts, with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of the Fund's shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers, which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government.

FHLMC is a corporate instrumentality of the U.S. government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC stock is owned by twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs"), which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

In September 2008, the Federal Housing Finance Agency ("FHFA") was appointed to be the Conservator of the FHLMC and the FNMA for an indefinite period. In accordance with the Federal Housing Finance Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as Conservator, the FHFA will control and oversee the entities until the FHFA deems them financially sound and solvent. During the Conservatorship, each entity's obligations are expected to be paid in the normal course of business. Although no express guarantee exists for the debt or mortgage-backed securities issued by the entities, the U.S. Department of Treasury, through a secured lending credit facility and a Senior

Preferred Stock Purchase Agreement, has attempted to enhance the ability of the entities to meet their obligations.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the portfolio managers determine that they meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

TO BE ANNOUNCED SECURITIES ("TBAs")—The Income Fund may also utilize the "To Be Announced" ("TBA") market for mortgage-backed securities. The TBA market allows investors to gain exposure to mortgage-backed securities with certain broad characteristics (maturity, coupon, age) without taking delivery of the actual securities until the settlement day which is once every month. In addition, the Income Fund may utilize the dollar roll market, in which one sells, in the TBA market, the security for current month settlement, while simultaneously committing to buy the same TBA security for next month settlement. The Income Fund may also enter into TBA transactions. A TBA transaction is a contract for the purchase or sale of mortgage-backed security for future settlement at an agreed upon date but does not include a specified pool number and number of pools or precise amount to be delivered. TBA transactions include most mortgage-backed securities represented in the MBS Index and may also include mortgages that do not yet exist. The Income Fund may also use the dollar roll market to postpone delivery when TBA investments are made.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs")—The Income Fund may invest in CMOs, which are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner-than-desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bonds currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

STRIPPED MORTGAGE-BACKED SECURITIES—The Income Fund may also invest in stripped mortgage-backed securities, which are derivative multi-class mortgage securities. The stripped mortgage-backed securities in which the Fund may invest will only be issued or guaranteed by the U.S. government, its agencies or instrumentalities. Stripped mortgage-backed securities have greater market volatility than other types of mortgage securities in which the Fund may invest.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage-backed security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the yield to maturity of any such IOs held by the Fund. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these IO securities even if the securities are rated in the highest rating categories, AAA or Aaa, by S&P or Moody's, respectively.

Stripped mortgage-backed securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The staff of the SEC has indicated that it views such securities as illiquid. The Fund's investment in stripped mortgage securities will be treated as illiquid and will, together with any other illiquid investments, not exceed 15% of the Fund's net assets.

RISKS OF MORTGAGE-BACKED SECURITIES—Mortgage-backed securities differ from conventional bonds in that principal is paid back over the life of the mortgage security rather than at maturity. As a result, the holder of mortgage-backed securities (i.e., the Income Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing mortgage securities. For this reason, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" long-term interest rates.

A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Fund, the prepayment right of mortgagors may decrease or limit the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may decline more than, or may not appreciate as much as, the price of noncallable debt securities. To the extent market interest rates increase beyond the applicable cap or maximum rate on a mortgage security, the market value of the mortgage-backed security would likely decline to the same extent as a conventional fixed-rate security.

In addition, to the extent mortgage-backed securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder's principal investment to the extent of the premium paid. On the other hand, if mortgage-backed securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to taxable shareholders, will be taxable as ordinary income.

The Fund may also invest in pass-through certificates issued by non-governmental issuers. Pools of conventional residential mortgage loans created by such issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal of these pools is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurance and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's quality standards. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the portfolio managers determine that the securities meet the Fund's quality standards.

With respect to pass-through mortgage pools issued by non-governmental issuers, there can be no assurance that the private insurers associated with such securities can meet their obligations under the policies. Although the market for such non-governmental issued or guaranteed mortgage securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The purchase of such securities is subject to the Fund's limit with respect to investment in illiquid securities.

OTHER MORTGAGE-BACKED SECURITIES—The portfolio managers expect that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments the principal or interest payments of which may vary or the terms to maturity of which may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the portfolio managers will, consistent with the Income Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities. The Fund will not invest in any new types of mortgage-related securities without prior disclosure to shareholders of the Fund.

OTHER ASSET-BACKED SECURITIES—The Income Fund may also invest in other asset-backed securities. The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets. Through the use of trusts and special-purpose corporations, various types of assets, including automobile loans, computer leases and credit-card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a structure similar to the CMO structure. The Income Fund may invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest-rate fluctuations.

Several types of asset-backed securities have already been offered to investors, including Certificates of Automobile Receivables ("CARSSM"). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment-sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit-card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and

(ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information reflecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, characteristics of the underlying assets, coupon rates on the securities, prevailing interest rates, administrative expenses and actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933, as amended (the "Securities Act"), may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Fund to dispose of any existing holdings of such securities.

ZERO COUPON SECURITIES—The Income Fund may invest in zero coupon securities, which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market-value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features, exercisable by the holder of the obligation, entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") that have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" (TIGRSTM) and Certificate of Accrual on Treasuries (CATSTM). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Fund, most likely will be deemed the beneficial holder of the underlying U.S. government securities. The Fund understands that the staff of the SEC no longer considers such privately stripped obligations to be U.S. government securities, as defined in the 1940 Act; therefore, the Fund intends to adhere to this staff position and will not treat such privately stripped obligations to be U.S. government securities for the purpose of determining if the Fund is "diversified" under the 1940 Act.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the principal and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

RESETS—The interest rates paid on the Adjustable Rate Mortgages ("ARMs") and CMOs in which the Income Fund may invest generally are readjusted at intervals of one year or less to an increment over some predetermined interest-rate index. There are three main categories of indexes: those based on U.S. Treasury securities; those derived from a calculated measure such as a cost-of-funds index; or a moving average of mortgage rates.

CAPS AND FLOORS—The underlying mortgages which collateralize the ARMs and CMOs in which the Income Fund invests will frequently have caps and floors that limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than by limiting interest-rate changes. These payment caps may result in negative amortization.

RULE 144A SECURITIES—The Growth Fund and the Income Fund may purchase securities which are not registered under the Securities Act, but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act. In some cases, such securities are classified as "illiquid securities," however, any such security will not be considered illiquid so long as it is determined by the Adviser or Sub-Adviser, under guidelines approved by the Board of Trustees, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

ILLIQUID SECURITIES—The Funds will not invest more than 15% of the value of their net assets in securities that are illiquid because of restrictions on transferability or other reasons. Repurchase agreements with deemed maturities in excess of seven days and securities that are not registered under the Securities Act, but that may be purchased by institutional buyers pursuant to Rule 144A are subject to this 15% limit (unless such securities are variable-amount master-demand notes with maturities of nine months or less or unless the Adviser determines that a liquid trading market exists).

CONVERTIBLE SECURITIES—The Growth Fund may invest in convertible securities. Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange those securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors, but are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.

SWAPS—To help enhance the value of its portfolio or manage its exposure to different types of investments, the Income Fund may enter into interest-rate, currency and mortgage-swap agreements and may purchase and sell interest-rate "caps," "floors" and "collars." The potential loss from investing in swap agreements is much greater than the amount initially invested. This would protect the Fund from a decline in the value of the underlying security due to rising rates, but would also limit its ability to benefit from falling interest rates. The Fund will enter into interest-rate swaps only on a net basis (i.e., the two payment streams will be netted out, with the Fund receiving or paying as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest-rate swap will be accrued on a daily basis and an amount of cash or liquid portfolio securities having an aggregate value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian bank. Interest-rate swaps do not involve the delivery of securities or other underlying assets or principal. Thus, if the other party to an interest-rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest-rate cap has the right to receive payments to the extent a specified interest-rate exceeds an agreed-upon level; the purchaser of an interest-rate floor has the right to receive payments to the extent a specified interest-rate falls below an agreed-upon level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed-upon range.

Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on a Fund's performance. Swap agreements involve risks depending upon the other party's creditworthiness and ability to perform, as judged by the portfolio managers, as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions.

REAL ESTATE INVESTMENT TRUSTS (REITs)—The Growth Fund and the Income Fund each may invest up to 10% of its net assets in real estate investment trusts ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high-yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

BORROWING—Each Fund has a fundamental policy that it may not borrow money, except that it may (1) borrow money from banks for temporary or emergency purposes and not for leveraging or investments and (2) enter into reverse repurchase agreements for any purpose, so long as the aggregate amount of borrowings and reverse repurchase agreements does not exceed one-third of the Fund's total assets less liabilities (other than borrowings). No Fund will purchase securities while borrowings in excess of 5% of its total assets are outstanding.

OTHER INVESTMENTS—Subject to prior disclosure to shareholders, the Board of Trustees may, in the future, authorize the Funds to invest in securities other than those listed here and in the Prospectus, provided that such investment would be consistent with the Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.

TEMPORARY DEFENSIVE PURPOSES—For temporary defensive purposes, the Funds may invest without limit in high-quality money-market securities. The Funds may also, for temporary defensive purposes, invest in shares of no-load, money-market mutual funds.

INVESTMENT LIMITATIONS

The following are fundamental and non-fundamental policies of the Funds.

Fundamental Policies

The following investment restrictions are considered fundamental, which means that they may only be changed by the vote of a majority of a Fund's outstanding shares, which as used herein and in the Prospectus, means the lesser of: (1) 67% of a Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of a Fund's outstanding shares. The percentage restrictions described below are applicable only at the time of investment and require no action by the Funds as a result of subsequent changes in value of the investments or the size of a Fund.

The Funds may not:

  1.  Purchase securities which would cause more than 25% of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. For purposes of this limitation, U.S. government securities are not considered members of any industry.

  2.  Borrow money or issue senior securities as defined in the 1940 Act except that (a) the Funds may borrow money in an amount not exceeding one-third of the Fund's total assets at the time of such borrowings, and (b) the Fund may issue multiple classes of shares. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or the issuance of shares of senior securities.

  3.  With respect to 75% of the Fund's total assets, purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. government and its instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. This restriction shall not apply to shares of the Balanced Funds.

  4.  Make loans or lend securities, if as a result thereof, more than 50% of the Fund's total assets would be subject to all such loans. For purposes of this limitation debt instruments and repurchase agreements shall not be treated as loans.

  5.  Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Funds from investing in REITs, securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in real estate business or invest or deal in real estate or interests therein).

  6.  Underwrite securities issued by any other person, except to the extent that the purchase of securities and later disposition of such securities in accordance with the Funds' investment program may be deemed an underwriting.

  7.  Purchase or sell commodities except that the Fund may enter into futures contracts and related options, forward investing contracts and other similar instruments.

Non-Fundamental Policies

The Funds have adopted the following non-fundamental restrictions. These non-fundamental restrictions may be changed by the Board of Trustees, without shareholder approval, in compliance with applicable law and regulatory policy.

  1.  The Funds shall not invest in companies for purposes of exercising control or management.

  2.  The Funds shall not purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions and provided that margin payments in connection with futures contracts and options shall not constitute purchasing securities on margin.

  3.  The Funds shall not sell securities short, unless they own or have the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling short.

  4.  The Funds shall not purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding (investment in repurchase agreements will not be considered to be loans for purposes of this restriction).

  5.  The Funds will invest no more than 15% of the value of their net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days and other securities which are not readily marketable.

THE ADMINISTRATOR AND TRANSFER AGENT

General. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, serves as administrator to the funds and has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SIMC, a wholly-owned subsidiary of SEI Investments Company ("SEI"), is the owner of all beneficial interest in the Administrator. SEI and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an administration agreement ("the Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services or employs certain other parties, including its affiliates, who provide such services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Administration Agreement shall remain effective for the initial term of the Agreement and each renewal term thereof unless earlier terminated: (a) by a vote of a majority of the Trustees of the Trust on not less than 60 days' written notice to the Administrator; or (b) by the Administrator on not less than 90 days' written notice to the Trust.

Administration Fees. For its administrative services, the Administrator receives a fee, which is calculated based upon the aggregate average daily net assets of the Trust and paid monthly by each Fund, at the following annual rates:

Fund	Administration Fee
Growth Fund	0.20%
Income Fund	0.20%
Balanced Growth Fund	0.20%
Balanced Income Fund	0.20%

For each Fund, the following table shows: (i) the dollar amount of fees paid to the Administrator by the Fund; and (ii) the dollar amount of the Administrator's voluntary fee waiver for the fiscal year ended June 30, 2012:

Fund	Administration Fees Paid (000)*	Administration Fees Waived (000)*
Growth Fund	$333	$0
Income Fund	$190	$0
Balanced Growth Fund	$129	$79
Balanced Income Fund	$43	$13

*  The Administrator became the administrator for each of the Funds on February 22, 2012.

For the fiscal years ended June 30, 2010, 2011 and 2012, the Funds paid U.S. Bancorp Fund Services, LLC ("USBFS"), the Funds' former administrator, the following fees (in thousands) for administration services:

	2010	2011	2012*
Growth Fund	$150	$140	$211
Income Fund	$85	$88	$148
Balanced Growth Fund	$53	$52	$61
Balanced Income Fund	$17	$19	$21

*  USBFS was the administrator for each of the Funds from July 1, 2011 through February 22, 2012.

USBFS provides transfer agency services for the Funds. As part of these services, USBFS processes shareholder transactions and provides shareholder information services, compliance reporting, and identity theft prevention and anti-money laundering services. USBFS maintains the Trust's records in connection with the services it provides. USBFS' business address is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

THE ADVISER AND SUB-ADVISERS

General. SIMC is a wholly-owned subsidiary of SEI (NASDAQ: SEIC), a leading global provider of outsourced asset management, investment processing and investment operations solutions. The principal business address of SIMC and SEI is One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI was founded in 1968, and is a leading provider of investment solutions to banks, institutional investors, investment advisers and insurance companies. SIMC and its affiliates currently serve as adviser to 25 investment companies, including 189 portfolios. SIMC had approximately $114.98 billion in assets as of September 30, 2012.

Manager of Managers Structure. SIMC is the investment adviser for each of the Funds and operates as a "manager of managers." SIMC and the Trust have obtained an exemptive order from the SEC to operate a "manager of managers" structure efficiently. The exemptive order permits SIMC, with the approval of the Board, to hire, retain or terminate sub-advisers unaffiliated with SIMC for the Funds without submitting the sub-advisory agreements to a vote of the respective Fund's shareholders. Among other things, the exemptive relief permits the disclosure of only the aggregate amount payable by SIMC under all such sub-advisory agreements for the Funds. The Trust will notify shareholders in the event of any addition or change in identity of the Sub-Advisers.

Subject to Board review, SIMC allocates and, when appropriate, reallocates the Funds' assets among the Sub-Advisers, monitors and evaluates Sub-Adviser performance, and oversees Sub-Adviser compliance with the Funds' investment objectives, policies and restrictions. The Sub-Advisers are selected based primarily upon the research and recommendation of SIMC, which evaluates quantitatively and qualitatively a Sub-Adviser's skills and investment results in managing assets for specific asset classes, investment styles and strategies. SIMC has ultimate responsibility for the investment performance of the Funds due to its responsibility to oversee the Sub-Advisers and recommend their hiring, termination and replacement.

Advisory and Sub-Advisory Agreements. The Trust and SIMC have entered into an investment advisory agreement (the "Advisory Agreement"). Pursuant to the Advisory Agreement, SIMC oversees the investment advisory services provided to the Funds and may manage the cash portion of the Funds' assets. Pursuant to separate sub-advisory agreements (the "Sub-Advisory Agreements" and, together with the Advisory Agreement, the "Investment Advisory Agreements") with SIMC, and under the supervision of SIMC and the Board, one or more Sub-Advisers are responsible for the day-to-day investment management of all or a distinct portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds.

The Advisory Agreement provides that SIMC shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

The continuance of each Investment Advisory Agreement must be specifically approved at least annually: (i) by the vote of a majority of the outstanding shares of that Fund or by the Trustees; and (ii) by the vote of a majority of the Trustees who are not parties to such Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to a Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to SIMC or a Sub-Adviser, as applicable, or by SIMC or a Sub-Adviser, as applicable, on 90 days' written notice to the Trust.

Advisory and Sub-Advisory Fees. For these advisory services, SIMC receives a fee, which is calculated daily and paid monthly, at the following annual rates (shown as a percentage of the average daily net assets of each Fund):

Growth Fund	0.62%
Income Fund	0.42%
Balanced Growth Fund	0.00%
Balanced Income Fund	0.00%

SIMC pays the Sub-Advisers a fee out of its advisory fee, which is based on a percentage of the average monthly market value of the assets managed by each Sub-Adviser.

For each Fund, the following table shows: (i) the dollar amount of fees paid to SIMC by the Funds; and (ii) the dollar amount of SIMC's voluntary fee waivers for the fiscal year ended June 30, 2012:

	Advisory Fees Paid (000)*	Advisory Fee Waived (000)*
Growth Fund	$1,030	$399
Income Fund	$406	$256
Balanced Growth Fund	$0	$0
Balanced Income Fund	$0	$0

*  SIMC became the investment adviser for each of the Funds on February 20, 2012.

For each Fund, the following table shows: (i) the dollar amount of fees paid to the Sub-Advisers by SIMC; and (ii) the dollar amount of the Sub-Advisers' voluntary fee waivers for the fiscal years ended June 30, 2012:

	Sub-Advisory Fees Paid (000)*	Sub-Advisory Fees Waived (000)*
Growth Fund	$734	$0
Income Fund	$189	$0
Balanced Growth Fund	N/A	N/A
Balanced Income Fund	N/A	N/A

*  Amounts shown are for the period since SIMC became the investment adviser for each of the Funds on February 20, 2012.

During the fiscal years ended June 30, 2010, 2011 and 2012, One Compass Advisors, the Funds' former investment adviser, received the following fees (in thousands) from the Funds for its services (net of waivers or reimbursements, as described below):

	2010*	2011*	2012*
Growth Fund	$6,071	$6,173	$4,211
Income Fund	$2,293	$2,808	$2,086
Balanced Growth Fund	$0	$0	$0
Balanced Income Fund	$0	$0	$0

*  For the fiscal year ended June 30, 2010, One Compass Advisors reimbursed a portion of the shareholder services fees (up to 0.17% of average net assets) for the Growth Fund and waived a portion of its advisory fee (up to 0.25% of average net assets) for the Income Fund. These amounts totaled $687,902 and $623,760 for each Fund, respectively. One Compass Advisors also reimbursed the Balanced Growth Fund and Balanced Income Fund a portion of the shareholder services fees (up to 0.17% of average net assets) paid by the Balanced Growth Fund and Balanced Income Fund. From July 1, 2010 through December 31, 2010, One Compass Advisors reimbursed a portion of the shareholder services fees (up to 0.17% of average net assets) for the Growth Fund, Balanced Growth Fund and Balanced Income Fund and waived a portion of its advisory fee (up to 0.25% of average net assets) for the Income Fund. These amounts totaled $346,293, $214,563, $72,772 and $277,572 for each Fund, respectively. Between January 1, 2011 and June 30, 2011, the Funds did not pay shareholder servicing fees on assets not held through a qualified broker-dealer and One Compass Advisors did not waive any of its investment advisory fees. One Compass Advisors was the investment adviser for each of the Funds through February 20, 2012.

During the fiscal years ended June 30, 2010, 2011, and 2012, the Sub-Advisers received the following as compensation for their services:

	2010	2011	2012(1)
Baillie Gifford Overseas, Ltd.(5)	$4,766	$641,999	$	X	X
Robert W. Baird & Co., Incorporated(12)	$237,977	$313,608	$	X	X
Brockhouse & Cooper International, Inc.(8)	N/A	$82,441	$	X	X
Capital Guardian Trust Company(2)	$533,781	N/A	$	X	X
EARNEST Partners, LLC(11)	$196,918	$300,799	$	X	X
Santa Barbara Asset Management, LLC(7)	$415,751	$431,198	$	X	X
Sound Shore Management, Inc.(9)	$563,497	$597,258	$	X	X
Sterling Capital Management LLC(3)	$149,998	N/A	$	X	X
Sustainable Growth Advisers, LP(6)	N/A	N/A	$	X	X
TimesSquare Capital Management, LLC(10)	$156,702	$190,865	$	X	X
Wellington Management Company, LLP(4)	$770,334	$349,842	$	X	X

(1)  Compensation reflects amounts paid to the Sub-Advisers by One Compass Advisors through February 20, 2012. SIMC has obtained an exemptive order from the SEC that permits the non-disclosure of amounts paid by SIMC to the Sub-Advisers (see "Manager of Managers Structure" above).

(2)  Capital Guardian Trust Company was terminated effective June 17, 2010, as Sub-Adviser to the Growth Fund and was replaced by Baillie Gifford Overseas, Ltd.

(3)  Sterling Capital Management LLC was terminated effective August 23, 2010, as Sub-Adviser to the Income Fund.

(4)  Wellington Management Company, LLP was terminated effective December 17, 2010, as Sub-Adviser to the Growth Fund.

(5)  Baillie Gifford Overseas, Ltd. became a Sub-Adviser to the Growth Fund on June 17, 2010.

(6)  Sustainable Growth Advisers, LP became a Sub-Adviser to the Growth Fund on October 19, 2011.

(7)  Santa Barbara Asset Management, LLC was terminated effective October 19, 2011, as Sub-Adviser to the Growth Fund and was replaced by Sustainable Growth Advisers, LP.

(8)  The Board approved the termination of Brockhouse & Cooper International, Inc. as Sub-Adviser the Growth Fund on March 27, 2012.

(9)  The Board approved the termination of Sound Shore Management, Inc. as Sub-Adviser to the Growth Fund on March 27, 2012.

(10)  The Board approved the termination of TimesSquare Capital Management, LLC as Sub-Adviser to the Growth Fund on March 27, 2012.

(11)  The Board approved the termination of EARNEST Partners, LLC as Sub-Adviser to the Income Fund on March 27, 2012.

(12)  The Board approved the termination of Robert W. Baird & Co., Incorporated as Sub-Adviser to the Income Fund on March 27, 2012.

The Sub-Advisers

BAILLIE GIFFORD OVERSEAS LTD—Baillie Gifford Overseas Ltd ("Baillie Gifford") serves as a Sub-Adviser to a portion of the assets of the Growth Fund. Baillie Gifford is an investment adviser registered with the SEC and a United Kingdom corporation. Baillie Gifford is wholly owned by a Scottish investment company, Baillie Gifford & Co. In addition to managing a portion of the assets of the Growth Fund since June 17, 2010, Baillie Gifford provides investment management services for investment companies, pension and profit sharing plans, other pooled investment vehicles, charitable organizations, corporations, and state or municipal government entities.

J.P. MORGAN INVESTMENT MANAGEMENT INC.—J.P. Morgan Investment Management Inc. ("JPMIM") serves as a Sub-Adviser to a portion of the assets of the Income Fund. JPMIM is a registered investment adviser and an indirect, wholly owned subsidiary of JPMorgan Chase & Co.

PARAMETRIC PORTFOLIO ASSOCIATES LLC—Parametric Portfolio Associates LLC ("Parametric") serves as a Sub-Adviser to a portion of the assets of the Growth Fund. Parametric is 92% owned by Eaton Vance Corporation, a Boston-based investment management firm, and is 8% owned by Parametric's executives and employees.

SUSTAINABLE GROWTH ADVISERS, LP—Sustainable Growth Advisers, LP ("SGA") serves as a Sub-Adviser to a portion of the assets of the Growth Fund. SGA is a Delaware limited partnership, effectively registered on June 18, 2003 with the SEC as an investment adviser. SGA was founded in 2003 by Principals and Portfolio Managers George P. Fraise, Gordon M. Marchand and Robert L. Rohn as a successor firm to Yeager, Wood & Marshall, itself a successor firm to Franklin Cole & Co (established in 1944). SGA is the legal entity through which all investment management activities are conducted. SGIA, LLC is a Delaware limited liability company that serves as the General Partner to SGA and was formed to exercise management control over the business affairs of SGA. SGIA, LLC owns 10% of SGA with the remaining 90% of SGA wholly owned by SGA staff actively involved in the business. SGIA, LLC is equally owned by the firm's three founders.

TOCQUEVILLE ASSET MANAGEMENT LP—Tocqueville Asset Management LP ("TAM") serves as a Sub-Adviser to a portion of the assets of the Growth Fund. TAM, a limited partnership incorporated in the state of Delaware, was founded in 1985 and registered with the SEC in 1990. TAM is an independent, employee-owned firm, with its general partner Tocqueville Management Corporation ("TMC") owning 40% of the limited partnership and François Sicart, Chairman of TAM, and Robert Kleinschmidt, President of TAM, having equal ownership of TMC. Employees of TAM own the remaining 60% share as limited partners.

WADDELL & REED INVESTMENT MANAGEMENT CO—Waddell & Reed Investment Management Co ("WRIMCO") serves as a Sub-Adviser to a portion of the assets of the Growth Fund. WRIMCO, a subsidiary of Waddell & Reed, Inc., which is a subsidiary of Waddell and Reed Financial Services, Inc., which in turn is a subsidiary of Waddell and Reed Financial, Inc., is incorporated in the state of Kansas and was founded and registered with the SEC in 1991. WRIMCO has several affiliations and subsidiaries, all of which are wholly owned by parent companies. There are no principal owners of the public company with greater than 25% ownership.

WESTEND ADVISORS, LLC—WestEnd Advisors, LLC ("WestEnd") serves as a Sub-Adviser to a portion of the assets of the Growth Fund. WestEnd, founded in 2004, is an independent investment advisory firm structured as a limited liability corporation. WestEnd is 100% owned by employees.

WESTERN ASSET MANAGEMENT COMPANY—Western Asset Management Company ("Western Asset") serves as a Sub-Adviser to a portion of the assets of the Income Fund. Western Asset is a wholly owned subsidiary of Legg Mason, Inc., a financial services company located in Baltimore, Maryland. Western Asset was founded in 1971 and specializes in the management of fixed income funds.

WESTERN ASSET MANAGEMENT COMPANY LIMITED—Western Asset Management Company Limited ("Western Asset Limited") serves as a Sub-Adviser to a portion of the assets of the Income Fund. Western Asset Limited is a wholly owned subsidiary of Legg Mason, Inc., a financial services company located in Baltimore, Maryland.

Portfolio Management.

SIMC

Compensation. SIMC compensates the portfolio manager for his management of the Balanced Growth and Balanced Income Funds. The portfolio manager's compensation consists of a fixed annual salary, plus a discretionary annual bonus determined generally as follows.

Thirty percent of the portfolio manager's compensation is tied to the corporate performance of SEI, as measured by the earnings per share earned for a particular year. This is set at the discretion of SEI and not SIMC. Seventy percent of the portfolio manager's compensation is based upon various performance factors, including the portfolio manager's performance versus a proxy, global balanced portfolio over the past one, two and three years (50% weighted to one year; 25% to each of the others). The performance factor is based upon a target out-performance of the global balanced portfolio. Another key factor is the portfolio manager's team objectives, which relate to key measurements of execution efficiency (i.e., equitization efficiency, hedging efficiency, trading efficiency, etc.). A final factor is a discretionary component, which is based upon a qualitative review of the portfolio manager and his team.

Ownership of Fund Shares. As of June 30, 2012, the portfolio manager did not beneficially own shares of the Balanced Growth Fund or Balanced Income Fund.

Other Accounts. As of June 30, 2012 in addition to the Balanced Growth Fund and Balanced Income Fund, the portfolio manager was responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Derek Papastrat	12	$1.5	0	$0	0	$0

No account listed above is subject to a performance-based advisory fee.

Conflicts of Interest. The portfolio manager's management of other registered investment companies may give rise to actual or potential conflicts of interest in connection with his day-to-day management of the Balanced Funds' investments. The other accounts might have similar investment objectives as the Balanced Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Balanced Funds.

While the portfolio manager's management of the other accounts may give rise to the following potential conflicts of interest, SIMC does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, SIMC believes that it has designed policies and procedures that are reasonably designed to manage such conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of the Balanced Funds. Because of his position with the

Balanced Funds, the portfolio manager knows the size, timing and possible market impact of Balanced Fund trades. It is theoretically possible that the portfolio manager could use this information to the advantage of the other accounts and to the possible detriment of the Balanced Funds. However, SIMC has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager's management of the Balanced Funds and other accounts, which, in theory, may allow him to allocate investment opportunities in a way that favors the other accounts over the Balanced Funds. This conflict of interest may be exacerbated to the extent that SIMC or the portfolio manager receive, or expect to receive, greater compensation from their management of the other accounts than the Balanced Funds. Notwithstanding this theoretical conflict of interest, it is SIMC's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, SIMC has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions.

Baillie Gifford

Compensation. SIMC pays Baillie Gifford a fee based on the assets under management of the Growth Fund as set forth in an investment sub-advisory agreement between Baillie Gifford and SIMC. Baillie Gifford pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Growth Fund. The following information relates to the period ended June 30, 2012.

Compensation arrangements within Baillie Gifford vary depending upon whether the individual is an employee or partner of Baillie Gifford & Co. For employees, a portfolio manager's compensation generally consists of base salary, bonus and payments under Baillie Gifford's long term incentive program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Baillie Gifford employees. Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Baillie Gifford offers. These plans are structured to provide the same retirement benefits as the standard retirement benefits.

A portfolio manager's base salary is determined by the manager's experience and performance in the role, taking into account ongoing compensation benchmark analyses, and is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties or when a market adjustment of the position occurs.

A portfolio manager's bonus is determined by a number of factors, including investment performance, the portfolio manager's contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. Investment performance is measured without regard to the impact of taxes over at least three years and is based on performance targets that are set and reviewed annually by the Chief of Investment Staff. The bonus is paid on an annual basis.

Under the long term incentive program eligible participants receive an annual payment based on their years of service, job level and, if applicable, management responsibilities. The long term incentive award is based on investment performance relative to competitors and Baillie Gifford's operating efficiencies.

Partners' remuneration comprises a base salary and a share of the partnership profits. The profit share is calculated as a percentage of total partnership profits based on seniority, role within Baillie Gifford & Co. and length of service. The main staff benefits such as pension schemes are not available to partners and therefore partners provide for benefits from their own personal funds.

Ownership of Fund Shares. As of June 30, 2012, Baillie Gifford's portfolio managers did not beneficially own any shares of the Growth Fund.

Other Accounts. As of June 30, 2012, in addition to the Growth Fund, Baillie Gifford's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Jonathan Bates	2	$3,113	0	$0	31		$8,094
	0	$0	0	$0	5	*	$2,069
Angus Franklin	2	$3,113	0	$0	31		$8,094
	0	$0	0	$0	5	*	$2,069
Elaine Morrison	2	$3,113	6	$498	49		$8,411
	0	$0	0	$0	5	*	$2,069
Gerald Smith	2	$3,113	1	$1,667	33		$8,414
	0	$0	0	$0	5	*	$2,069
Andrew Strathdee	2	$3,113	1	$153	42		$9,475
	0	$0	0	$0	7	*	$2,590
Andrew Stobart	2	$3,113	0	$0	31		$8,094
	0	$0	0	$0	5	*	$2,069

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. Baillie Gifford's individual portfolio managers may manage multiple client accounts. These other accounts may include separate accounts, collective investment schemes, mutual funds or offshore funds. Baillie Gifford manages potential conflicts through allocation policies and procedures and internal review processes. Baillie Gifford has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

JPMIM

Compensation. SIMC pays JPMIM a fee based on the assets under management of the Income Fund as set forth in an investment sub-advisory agreement between JPMIM and SIMC. JPMIM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Income Fund. The following information relates to the period ended June 30, 2012.

JPMIM's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by JPMIM or its affiliates. These elements reflect individual performance and the performance of JPMIM's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectuses over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

Awards of restricted stock are granted as part of an employee's annual performance bonus and comprise from 0% to 40% of a portfolio manager's total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager's bonus may instead be subject to mandatory notional investment in selected mutual funds advised by JPMIM or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Ownership of Fund Shares. As of June 30, 2012, JPMIM's portfolio managers did not beneficially own any shares of the Income Fund.

Other Accounts. As of June 30, 2012, JPMIM's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in thousands)	Number of Accounts	Total Assets (in thousands)	Number of Accounts		Total Assets (in thousands)
Douglas Swanson	11	$40,992,869	8	$10,078,863	71		$13,565,163
	0	$0	0	$0	4	*	$2,407,006
Peter Simons, CFA	7	$7,359,271	3	$6,380,667	29		$6,004,033
	0	$0	0	$0	1	*	$32,916
Henry Song, CFA	1	$2,614,424	1	$76,031	25		$3,591,003
	0	$0	0	$0	0		$0

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Income Fund ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing JPMIM's and its affiliates' clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

JPMIM and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Income Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMIM and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMIM or its affiliates could be viewed as having a conflict of interest to the extent that JPMIM or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMIM's or its affiliates' employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMIM and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMIM or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMIM and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JPMIM's and its affiliates' overall allocation of securities in that offering.

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMIM or its affiliates manage accounts that engage in short sales of securities of the type in which the Income Fund invests, JPMIM or its affiliates could be seen as harming the performance of the Income Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JPMIM or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMIM or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude a fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the fund's objectives.

The goal of JPMIM and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMIM and its affiliates have policies and procedures that seek to manage conflicts. JPMIM and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMIM's Codes of Ethics and JPMorgan Chase and Co.'s Code of Conduct. With respect to the allocation of investment opportunities, JPMIM and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JPMIM's and its affiliates' duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMIM and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, JPMIM and its affiliates attempt to mitigate any potential unfairness by basing non-pro-rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMIM or its affiliates so that fair and equitable allocation will occur over time.

Parametric

Compensation. SIMC pays Parametric a fee based on the assets under management of the Growth Fund as set forth in an investment sub-advisory agreement between Parametric and SIMC. Parametric pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Growth Fund. The following information relates to the period ended June 30, 2012.

Employee Compensation. Compensation of Parametric's portfolio managers and other investment professionals has three primary components: (i) a base salary; (ii) a quarterly cash bonus; and (iii) annual stock-based compensation consisting of options to purchase shares of Parametric's parent company, Eaton Vance Corporation's ("EV") nonvoting common stock, restricted stock in EV and profit units that participate in the earnings and equity growth of Parametric. Parametric's investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Parametric employees. Compensation of Parametric's investment professionals is reviewed primarily on an annual basis. Stock-based compensation awards and adjustments in base salary and bonus are typically paid and/or put into effect at or shortly after Parametric's October 31 fiscal year-end.

Method to Determine Employee Compensation. Parametric seeks to compensate portfolio managers commensurate with their responsibilities and performance and remain competitive with other firms within the investment management industry. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. The compensation of portfolio managers with other job responsibilities (such as product development) will include consideration of the scope of such responsibilities and the managers' performance in meeting them. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Parametric and EV. Cash bonuses are determined based on a target percentage of Parametric profits. While the base salaries of Parametric's portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate substantially from year to year based on changes in financial performance and other factors.

Ownership of Fund Shares. As of June 30, 2012, Parametric's portfolio managers did not beneficially own any shares of the Growth Fund.

Other Accounts. As of June 30, 2012, Parametric's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
David Stein	23	$13,711	2	$1,247	13,307		$29,660
	0	$0	0	$0	2	*	$992
Thomas Seto	23	$13,711	2	$1,247	13,307		$29,660
	0	$0	0	$0	2	*	$992

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. Parametric's portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the Growth Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include other investment company accounts and separately managed accounts. The other accounts might have similar investment objectives as the Growth Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Growth Fund. While the portfolio managers' management of other accounts may give rise to potential conflicts of interest, Parametric does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Parametric believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

SGA

Compensation. SIMC pays SGA a fee based on the assets under management of the Growth Fund as set forth in an investment sub-advisory agreement between SGA and SIMC. SGA pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Growth Fund. The following information relates to the period ended June 30, 2012.

SGA's portfolio managers are equity owners of SGA, which entitles the portfolio managers to share in SGA's profits and long term growth of the firm. SGA's portfolio managers do not receive any compensation from the Growth Fund, the Growth Fund's investment adviser or any other source with respect to management of the Growth Fund or any other account.

Ownership of Fund Shares. As of June 30, 2012, SGA's portfolio managers did not beneficially own any shares of the Growth Fund.

Other Accounts. As of June 30, 2012, in addition to the Growth Fund, SGA's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
George P. Fraise	26	$3.24	10	$338	18	$158
Gordon M. Marchand	26	$3.24	10	$338	18	$158
Robert L. Rohn	26	$3.24	10	$338	18	$158

None of the above accounts is subject to a performance-based advisory fee.

Conflicts of Interest. SGA has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager's management of the Growth Fund and his management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective, SGA believes that all issues relating to potential material conflicts of interest have been addressed.

TAM

Compensation. SIMC pays TAM a fee based on the assets under management of the Growth Fund as set forth in an investment sub-advisory agreement between TAM and SIMC. TAM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Growth Fund. The following information relates to the period ended June 30, 2012.

Each portfolio manager of the Multi Cap Equity ("MCE") investment team has an equity interest in the firm. At this time, TAM's fee schedule for the MCE strategy does not allow for performance fee accounts.

Each portfolio manager receives compensation in connection with his management of the MCE strategy and other responsibilities at TAM, which includes the following components: (i) base remuneration; (ii) a discretionary annual bonus; and (iii) incentive fee (with respect to Mr. Hunt).

Base Remuneration. The annual base remuneration can be a fixed or variable amount. Certain portfolio managers are paid a fixed remuneration out of the variable amount. Messrs. Kleinschmidt and Hunt receive a variable remuneration. Messrs. Zock, Shawn and Hunt receive a fixed remuneration out of the variable amount. The variable amount is calculated using the total of investment advisory fees collected by TAM each month, in arrears, derived from the value of the portfolio assets of accounts (including the Tocqueville Funds), for which these individuals are portfolio managers. These portfolio managers will receive the balance of any respective variable amounts remaining as their compensation, after payment of the fixed amounts to the portfolio managers and other members of the investment team and certain other expenses. In addition, Mr. Kleinschmidt receives a fixed fee for his role as a director of Tocqueville Management Corp, TAM's General Partner.

Bonus. Each portfolio manager is eligible to receive a discretionary annual bonus in addition to his base salary. The level of the discretionary bonus is determined by TAM based upon a number of factors, including the firm's profitability, the expansion of the client account base, the market environment for the respective period, the portion of firm's revenue that was generated by the work and effort of the portfolio manager, the involvement of the portfolio manager in the investment management functions of TAM, the portfolio manager's role in the development of other investment professionals, the portfolio manager's work relationship with support staff and the portfolio manager's overall contribution to strategic planning and input in decisions for the firm's group of investment managers.

Incentive Fee. For certain accounts managed by Mr. Hunt, a portion of the fees paid to TAM may be linked to pre-tax performance. For these particular accounts, TAM will receive an incentive fee in addition to the standard advisory fee if the pre-tax performance of the account raises the value of the account above a predetermined threshold. Mr. Hunt is then paid a percentage of all these incentive fees, and TAM retains the balance.

Ownership of Fund Shares. As of June 30, 2012, TAM's portfolio managers did not beneficially own any shares of the Growth Fund.

Other Accounts. As of June 30, 2012, TAM's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Robert W. Kleinschmidt, CFA	1	$382.6	2		$118.9	55	$1,133.7
	0	$0	0		$0	0	$0
James Hunt	1	$210.0	4		$141.0	56	$844.2
	0	$0	2	*	$22.1	0	$0
Peter Shawn	0	$0	2		$118.9	9	$593.7
	0	$0	0		$0	0	$0
Joseph Zock	0	$0	2		$118.9	36	$625.1
	0	$0	0		$0	0	$0

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. The portfolio managers may manage other accounts. A portfolio manager's management of these other accounts may give rise to potential conflicts of interest. TAM has adopted policies and procedures that are designed to identify and minimize the effects of these potential conflicts; however, there can be no guarantee that these policies and procedures will be effective in detecting potential conflicts or in eliminating the effects of any such conflicts. Certain components of the portfolio managers' compensation structure may also give rise to potential conflicts of interest to the extent that a portfolio manager may have an incentive to favor or devote more effort in managing accounts that impact, or impact to a larger degree, their overall compensation. As reflected above, each portfolio manager's base salary is based on total advisory fees collected each month, in arrears, for those accounts managed by such portfolio manager. As a result, since their base salary is directly tied to the percentage of the advisory fee charged to the accounts, the portfolio managers may have an incentive to favor accounts where TAM charges a higher advisory fee and those accounts that have a larger asset base to the disadvantage of other accounts that have a lower advisory fee and those accounts with lower total net assets. In particular, the compensation of Mr. Hunt may include an incentive fee for certain accounts he manages, whereas he does not receive an incentive fee in connection with his management of other accounts, including the Growth Fund. In addition, as described above, certain portfolio managers are paid a discretionary annual bonus, and the level of the discretionary annual bonus is determined, in part, based upon TAM's profitability. Such profits are generally derived from the fees TAM receives for managing all of its investment management accounts. To the extent that accounts other than the Growth Fund have the potential to generate more profits for TAM, the portfolio managers may have an incentive to favor such other accounts.

Because portfolio managers manage multiple accounts with similar objectives, and thus frequently purchase and sell the same securities for such accounts, certain allocation issues may arise. In particular, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account, the Growth Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. In addition, in the event a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. TAM has adopted policies and procedures that are designed to manage the risk that an account could be systematically advantaged or disadvantaged in connection with the allocation of investment opportunities and aggregation of trade orders.

Nevertheless, there can be no assurance that such policies and procedures will be effective in preventing instances where one account is advantaged or disadvantaged over another.

WRIMCO

Compensation. SIMC pays WRIMCO a fee based on the assets under management of the Growth Fund as set forth in an investment sub-advisory agreement between WRIMCO and SIMC. WRIMCO pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Growth Fund. The following information relates to the period ended June 30, 2012.

WRIMCO's compensation and incentive programs include:

•  A competitive base salary that is commensurate with the individual's level of experience and responsibility;

•  Eligibility to participate in the stock incentive plan that rewards teamwork (a period of four years is required for the restricted stock to become fully-vested);

•  Share in a percentage of revenues earned on behalf of separately managed accounts; and

•  An attractive incentive bonus based upon investment performance.

Portfolio managers are eligible to receive performance-based bonuses that can reach multiples of their base salaries. The better the pre-tax performance of the client's portfolio relative to an appropriate benchmark and other peer portfolios with similar investment styles, the more bonus compensation the manager can receive. The primary benchmark is the portfolio manager's percentile ranking against the performance of managers of the same investment style at other firms. Half of a portfolio manager's bonus is based upon a three-year period and half is based upon a one-year period. As a strategic effort to retain its portfolio managers, 30% of WRIMCO's annual incentive bonus is deferred for a three-year period. The deferred portion of bonuses are invested in WRIMCO's mutual funds, with a minimum of 50% of the deferred bonus required to be invested in the investment style managed by the portfolio manager.

Research analysts can receive incentive bonuses up to a multiple of their base salaries in recognition of contributions made to client performance. Bonuses are structured on two factors: (i) the ability of the analyst to make an accurate buy or sell recommendation; and (ii) the ability of the analyst to convince the portfolio manager(s) to implement their recommendation(s). The total bonus received is based on the net effect of positive and negative recommendations. The greater the positive impact of the analyst's recommendations in client portfolios, the higher the bonus.

Ownership of Fund Shares. As of June 30, 2012, WRIMCO's portfolio managers did not beneficially own any shares of the Growth Fund.

Other Accounts. As of June 30, 2012, WRIMCO's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Erik Becker, CFA	5	$4,169.038	5	$554.670	16	$618.649
Gus Zinn, CFA	5	$4,169.038	5	$554.670	16	$618.649

None of the accounts listed above is subject to a performance-based advisory fee.

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or account, such as the following:

•  The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. WRIMCO seeks to manage such competing interests for the time and attention of portfolio managers by having a portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Growth Fund.

•  The portfolio manager might execute transactions for another fund or account that may adversely impact the value of securities held by the Growth Fund. Securities selected for funds or accounts other than the Growth Fund might outperform the securities selected for the Growth Fund. WRIMCO seeks to manage this potential conflict by requiring all portfolio transactions to be allocated pursuant to WRIMCO's Allocation Procedures.

WRIMCO has adopted certain compliance procedures, including a Code of Ethics, which are designed to address certain types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

WestEnd

Compensation. SIMC pays WestEnd a fee based on the assets under management of the Growth Fund as set forth in an investment sub-advisory agreement between WestEnd and SIMC. WestEnd pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Growth Fund. The following information relates to the period ended June 30, 2012.

Key personnel are provided with competitive compensation, including salaries, bonuses and equity participation. WestEnd's compensation program supports retention, and its corporate culture fosters teamwork as well as the means for excellence to be recognized and rewarded. No conflicts are present that may impede management of the Growth Fund or other accounts.

Ownership of Fund Shares. As of June 30, 2012, WestEnd's portfolio manager did not beneficially own any shares of the Growth Fund.

Other Accounts. As of June 30, 2012, WestEnd's portfolio manager was responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in billions)
Robert L. Pharr	4	$419	6	$457	1,043	$1.35

None of the accounts listed above is subject to a performance-based advisory fee.

Conflicts of Interest. WestEnd's portfolio manager manages other accounts with similar objectives as the Growth Fund, which may give rise to potential conflicts of interest. WestEnd does not believe these conflicts are material. To the extent that conflicts arise that are material, WestEnd believes its policies and procedures are designed to effectively manage those conflicts in an appropriate way.

For each investment strategy offered, investment decisions are made at the product level. All accounts in a particular strategy hold the same securities in the same relative quantities. Any changes to the model are executed across all accounts in the strategy at or around the same time (subject to WestEnd's trading procedures), provided client-imposed restrictions do not require exclusion.

A potential conflict of interest may exist as a result of WestEnd's portfolio manager managing the Growth Fund along with other accounts, which, in theory, may allow the portfolio manager to allocate investment opportunities in a way that favors the other accounts over the Growth Fund. Notwithstanding this theoretical conflict of interest, it is WestEnd's policy to manage each account based on its investment objectives and restrictions. WestEnd has adopted policies and procedures designed to allocate investment opportunities on a fair and equitable basis and in a manner consistent with each account's investment objectives and restrictions.

Western Asset

Compensation. SIMC pays Western Asset a fee based on the assets under management of the Income Fund as set forth in an investment sub-advisory agreement between Western Asset and SIMC. Western Asset pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Income Fund. The following information relates to the period ended June 30, 2012.

At Western Asset, one compensation methodology covers all products and functional areas, including portfolio managers. The firm's philosophy is to reward its employees through total compensation. Total compensation is reflective of the external market value for skills, experience, ability to produce results and the performance of one's group and the firm as a whole.

Discretionary bonuses make up the variable component of total compensation. These are structured to reward sector specialists for contributions to the firm as well as relative performance of their specific portfolios/product and are determined by the professional's job function and performance as measured by a formal review process.

For portfolio managers, the formal review process includes a thorough review of portfolios they were assigned to lead or with which they were otherwise involved and includes not only investment performance, but maintaining a detailed knowledge of client portfolio objectives and guidelines, monitoring of risks and performance for adherence to these parameters, execution of asset allocation consistent with current firm and portfolio strategy, and communication with clients. In reviewing investment performance, one-, three- and five-year annualized returns are measured against appropriate market peer groups and to each fund's benchmark index.

Ownership of Fund Shares. As of June 30, 2012, Western Asset's portfolio managers did not beneficially own any shares of the Income Fund.

Other Accounts. As of June 30, 2012, Western Asset's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts		Total Assets	Number of Accounts		Total Assets
Stephen A. Walsh	97	$169,247,116,981	220		$99,308,107,336	739		$177,157,462,222
	0	$0	6	*	$832,374,961	72	*	$16,332,042,960
Dennis McNamara, CFA	2	$526,793,667	27		$9,471,673,698	157		$53,899,222,642
	0	$0	0		$0	8	*	$1,575,706,685
Julien Scholnick, CFA	3	$819,773,252	7		$930,457,997	64		$10,596,512,193
	0	$0	0		$0	1	*	$87,634,727

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of the Income Fund's trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of the Income Fund's trades.

Western Asset has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio's trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing and possible market impact of a portfolio's trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where a portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, Western Asset or an affiliate has an interest in the account. Western Asset has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines and portfolio composition versus strategy.

With respect to securities transactions, Western Asset determines which broker or dealer to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), Western Asset may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Western Asset's team approach to portfolio management and block trading approach works to limit this potential risk.

Western Asset also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimus value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log, which is reviewed on a regular basis for possible issues.

Employees of Western Asset have access to transactions and holdings information regarding client accounts and Western Asset's overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, Western Asset maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of Western Asset's business. The Code of Ethics is administered by the Legal & Compliance Department and monitored through Western Asset's compliance monitoring program.

Western Asset may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The firm also maintains a compliance monitoring program and engages independent auditors to conduct a SSAE 16/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Western Asset Limited

Compensation. SIMC pays Western Asset Limited a fee based on the assets under management of the Income Fund as set forth in an investment sub-advisory agreement between Western Asset Limited and SIMC. Western Asset Limited pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Income Fund. The following information relates to the period ended June 30, 2012.

At Western Asset Limited, one compensation methodology covers all products and functional areas, including portfolio managers. The firm's philosophy is to reward its employees through total compensation. Total compensation is reflective of the external market value for skills, experience, ability to produce results and the performance of one's group and the firm as a whole.

Discretionary bonuses make up the variable component of total compensation. These are structured to reward sector specialists for contributions to the firm as well as relative performance of their specific portfolios/product and are determined by the professional's job function and performance as measured by a formal review process.

For portfolio managers, the formal review process includes a thorough review of portfolios they were assigned to lead or with which they were otherwise involved and includes not only investment performance, but maintaining a detailed knowledge of client portfolio objectives and guidelines, monitoring of risks and performance for adherence to these parameters, execution of asset allocation consistent with current firm and portfolio strategy and communication with clients. In reviewing investment performance, one-, three- and five-year annualized returns are measured against appropriate market peer groups and to each fund's benchmark index.

Ownership of Fund Shares. As of June 30, 2012, Western Asset Limited's portfolio managers did not beneficially own any shares of the Income Fund.

Other Accounts. As of June 30, 2012, Western Asset Limited's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts		Total Assets	Number of Accounts		Total Assets
Stephen A. Walsh	97	$169,247,116,981	220		$99,308,107,336	739		$177,157,462,222
	0	$0	6	*	$832,374,961	72	*	$16,332,042,960
Dennis McNamara, CFA	2	$526,793,667	27		$9,471,673,698	157		$53,899,222,642
	0	$0	0		$0	8	*	$1,575,706,685
Julien Scholnick, CFA	3	$819,773,252	7		$930,457,997	64		$10,596,512,193
	0	$0	0		$0	1	*	$87,634,727

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of the Income Fund's trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of the Income Fund's trades.

Western Asset Limited has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio's trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing and possible market impact of a portfolio's trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, Western Asset Limited or an affiliate has an interest in the account. Western

Asset Limited has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines and portfolio composition versus strategy.

With respect to securities transactions, Western Asset Limited determines which broker or dealer to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), Western Asset Limited may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Western Asset Limited's team approach to portfolio management and block trading approach works to limit this potential risk.

Western Asset Limited also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimus value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log, which is reviewed on a regular basis for possible issues.

Employees of Western Asset Limited have access to transactions and holdings information regarding client accounts and Western Asset Limited's overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, Western Asset Limited maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of Western Asset Limited's business. The Code of Ethics is administered by the Legal & Compliance Department and monitored through Western Asset Limited's compliance monitoring program.

Western Asset Limited may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The firm also maintains a compliance monitoring program and engages independent auditors to conduct a SSAE 16/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

DISTRIBUTION AND SHAREHOLDER SERVICING

General.  SEI Investments Distribution Co. (the "Distributor") serves as each Fund's distributor. The Distributor is a wholly owned subsidiary of SEI. The Distributor has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Distribution Agreement with the Trust. The Distributor serves as each Fund's Distributor pursuant to a distribution agreement (the "Distribution Agreement") with the Trust. The Distribution Agreement was approved at a meeting of the Board of Trustees on March 27, 2012, for an initial two-year term commencing on April 2, 2012, and is renewable annually thereafter. The Distribution Agreement shall be reviewed and ratified at least annually by: (i) either the vote of a majority of the Trustees of the Trust, or the vote of a majority of the outstanding voting securities of the Trust; and (ii) the vote of a majority of those Trustees of the Trust who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval. The terms "vote of a majority of the outstanding voting securities" and "interested persons" shall have the respective meanings specified in the 1940 Act. The Distribution Agreement will terminate in the event of any assignment, as defined in the 1940 Act, and is terminable with respect to a particular Fund on not less than 60 days' notice by the Trust's Trustees, by vote of a majority of the outstanding shares of such Fund or by the Distributor.

The Trust has adopted a shareholder servicing plan and agreement for the Funds (the "Shareholder Servicing Plan") with the Distributor. Under the Shareholder Servicing Plan, the Distributor may perform, or may compensate other service providers for performing, the following shareholder services: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided in investments; assisting clients in changing dividend options, account designations and addresses, providing sub-accounting with respect to shares beneficially owned by clients; providing information periodically to clients showing their positions in shares; forwarding shareholder communications from a Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to clients; processing purchase, exchange and redemption requests from clients and placing such orders with a Fund or its service providers; processing dividend payments from a Fund on behalf of its clients; and providing such other similar services as a Fund may, through the Distributor, reasonably request to the extent that the service provider is permitted to do so under applicable laws or regulations.

Pursuant to its authority under the Shareholder Servicing Plan, the Distributor has further entered into a shareholder service agreement with New Covenant Trust Company, N.A. ("NCTC") to provide certain shareholder services to the Funds and clients who may beneficially own Fund shares, including: responding to inquiries from clients concerning their investments in Fund shares; responding to client inquiries relating to the services performed by the Distributor or any other service provider; assisting clients in changing account options, account designations and addresses; maintaining, or assisting the Trust in maintaining, accounts relating to clients that invest in Fund shares; providing information periodically to clients showing their positions in Fund shares; forwarding shareholder communications form the Trust (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to clients; and providing such other similar services as the Trust, through the Distributor, may reasonably request to the extent that NCTC is permitted to do so under applicable laws or regulations.

For the fiscal year ended June 30, 2012, the Funds incurred the following fees under the Shareholder Servicing Plan:

Fund	Shareholder Service Plan Fees (000)*
Growth Fund	$166
Income Fund	$96
Balanced Growth Fund	$0
Balanced Income Fund	$0

*  The Distributor has performed shareholder services for the Funds since March 15, 2012.

During the fiscal years ended June 30, 2011 and 2012, the Growth Fund, Income Fund, Balanced Growth Fund and Balanced Income Fund made the following payments (in thousands) pursuant to their former shareholder services agreements, a substantial majority of which payments were made to an affiliate of the Funds' former adviser.

	2011	2012*
Growth Fund	$614	$78
Income Fund	$355	$49
Balanced Growth Fund	$318	$0
Balanced Income Fund	$111	$0

*  The Funds' former shareholder services agreements were terminated on March 15, 2012.

Distribution Expenses Incurred by Adviser. The Funds may be sold through independent registered investment advisers, financial planners, bank trust departments and other financial advisors ("Financial Advisors") who provide their clients with advice and services in connection with their investments in the SEI Funds. SEI Funds are typically combined into complete investment portfolios and strategies using asset allocation techniques to serve investor needs. In connection with its distribution activities, SIMC and its affiliates may provide Financial Advisors, without charge, asset allocation models and strategies, custody services, risk assessment tools and other investment information and services to assist them in providing advice to investors.

SIMC may hold conferences, seminars and other educational and informational activities for Financial Advisors for the purpose of educating Financial Advisors about the Funds and other investment products offered by SIMC or its affiliates. SIMC may pay for lodging, meals and other similar expenses incurred by Financial Advisors in connection with such activities. SIMC also may pay expenses associated with joint marketing activities with Financial Advisors, including, without limitation, seminars, conferences, client appreciation dinners, direct market mailings and other marketing activities designed to further the promotion of the Funds. In certain cases, SIMC may make payments to Financial Advisors or their employer in connection with their solicitation or referral of investment business, subject to any regulatory requirements for disclosure to and consent from the investor. All such marketing expenses and solicitation payments are paid by SIMC or its affiliates out of its past profits or other available resources and are not charged to the Funds.

Many Financial Advisors may be affiliated with broker-dealers. SIMC and its affiliates may pay compensation to broker-dealers or other financial institutions for services such as, without limitation, providing the Funds with "shelf space" or a higher profile for the firm's associated Financial Advisors and their customers, placing the Funds on the firm's preferred or recommended fund list, granting the Distributor access to the firm's associated Financial Advisors, providing assistance in training and educating the firms' personnel, allowing sponsorship of seminars or informational meetings, and furnishing marketing support and other specified services. These payments may be based on average net assets of SEI Funds attributable to that broker-dealer, gross or net sales of SEI Funds attributable to that broker-dealer, a negotiated lump sum payment or other appropriate compensation for services rendered.

Payments may also be made by SIMC or its affiliates to financial institutions to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. These fees may be used by the financial institutions to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans. The foregoing payments may be in addition to any shareholder servicing fees paid to a financial institution in accordance with the Funds' Shareholder Servicing Plan.

The payments discussed above may be significant to the financial institutions receiving them and may create an incentive for the financial institutions or their representatives to recommend or offer shares of the SEI Funds to its customers rather than other funds or investment products. These payments are made by SIMC and its affiliates out of their past profits or other available resources.

Although the Funds may use broker-dealers that sell Fund shares to effect transactions for the Funds' portfolio, the Funds, SIMC and the Sub-Advisers will not consider the sale of Fund shares as a factor when choosing broker-dealers to effect those transactions and will not direct brokerage transactions to broker-dealers as compensation for the sales of Fund shares.

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as SIMC, the Distributor and the Administrator. The Trustees are responsible for overseeing the Trust's service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. The Funds and their service providers employ a variety of processes, procedures and controls to identify risks, to lessen the probability of their occurrence and/or to mitigate the effects of such risks if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust's business (e.g., SIMC is responsible for the investment performance of the Funds and, along with the Board, is responsible for the oversight of the Funds' Sub-Advisers, which, in turn, are responsible for the day-to-day management of the Funds' portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds' service providers the importance of maintaining vigorous risk management.

The Trustees' role in risk oversight begins before the inception of a Fund, at which time SIMC presents the Board with information concerning the investment objectives, strategies and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, each Sub-Adviser and SIMC provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust's Chief Compliance Officer, as well as personnel of SIMC and other service providers such as the Fund's independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Adviser and Sub-Advisers and receives information about those services at its regular meetings. In addition, in connection with its consideration of whether to annually renew the Advisory Agreement between the Trust, on behalf of the Funds, and SIMC and the various Sub-Advisory Agreements between SIMC and the Sub-Advisers with respect to the Funds, the Board annually meets with SIMC and, at least every three years, meets with the Sub-Advisers to review such services. Among other things, the Board regularly considers the Sub-Advisers' adherence to the Funds' investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations.

The Trust's Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund, Adviser and Sub-Adviser risk assessments. At least annually, the Trust's Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust's policies and procedures and those of its service providers, including the Adviser and Sub-Advisers. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Funds' service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust's Fair Value Pricing Committee provides regular reports to the Board concerning investments for which market prices are not readily available or may be unreliable. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Funds' financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Funds' internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized and reported within the required time periods. The Board also oversees the Trust's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.

From their review of these reports and discussions with SIMC, the Sub-Advisers, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn about the material risks of the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds' goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Funds' investment management and business affairs are carried out by or through SIMC, the Sub-Advisers and the Funds' other service providers, each of which has an independent interest in risk management and each of which has policies and methods by which one or more risk management functions are carried out. These risk management policies and methods may differ in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are nine members of the Board of Trustees, six of whom are not interested persons of the Trust, as that term is defined in the 1940 Act ("independent Trustees"). Robert Nesher, an interested person of the Trust, serves as Chairman of the Board. George Sullivan, an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute a super-majority (two-thirds) of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust and the number of Funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from Fund management.

The Board of Trustees has three standing committees: the Audit Committee, Governance Committee and Fair Value Pricing Committee. The Audit Committee and Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board of Trustees has a lead independent Trustee.

In his role as lead independent Trustee, Mr. Sullivan, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates dealings and communications between the independent Trustees and management, and among the independent Trustees; and (v) has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, dates of birth, position with the Trust, the year in which the Trustee was elected, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust. There is no stated term of office for the Trustees of the Trust. However, a Trustee must retire from the Board by the end of the calendar year in which the Trustee turns 75 provided that, although there shall be a presumption that each Trustee attaining such age shall retire, the Board may, if it deems doing so to be consistent with the best interest of the Trust, and with the consent of any Trustee that is eligible for retirement, by unanimous vote, extend the term of such Trustee for successive periods of one year. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Interested Trustees.

ROBERT A. NESHER (DOB 08/17/46)—Chairman of the Board of Trustees* (since 2012)—President and Chief Executive Officer of the Trust, December 2005-present. SEI employee, 1974-present. President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd. Trustee/Director of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust.

WILLIAM M. DORAN (DOB 05/26/40)—Trustee* (since 2012)—1701 Market Street, Philadelphia, PA 19103. Self-employed Consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor. Director of SEI since 1974; Secretary of SEI since 1978. Director of the Distributor since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Asset Korea Co., Ltd., SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee/Director of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust.

TIMOTHY P. CLARK (DOB 06/10/55)—Trustee** (since 2011)—Chief Operating Officer, New Covenant Trust Company, 2010 to present). Chief Operating Officer, Tri-Star Trust Bank, 2000 to 2010. Vice President and Senior Trust Officer, Bank of Alma, 1991 to 2000. Citizens Banking Corporation, 1978 to 1991.

Independent Trustees.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42)—Trustee (since 2012)—Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc., April 1997-December 2011. Member of the independent review committee for SEI's Canadian-registered mutual funds. Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust.

ROSEMARIE B. GRECO (DOB 03/31/46)—Trustee (since 2012)—Founder and Principal, GRECOventures Ltd. (private management consulting firm), 1999-2002, March 2011 to present. Senior Advisor to Governor, Governor's Office of Health Care Reform, Commonwealth of Pennsylvania, January 2009-January 2011. Director, Governor's Office of Health Care Reform, Commonwealth of Pennsylvania, January 2002-December 2008. Director, Sunoco, Inc. and Pennsylvania Real Estate Investment Trust, until 2011. Director, Exelon Corporation. Trustee/Director of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust.

NINA LESAVOY (DOB 07/24/57)—Trustee (since 2012)—Founder and Managing Director, Avec Capital (strategic fundraising firm), since April 2008. Managing Director, Cue Capital (strategic fundraising firm), March 2002-March 2008. Trustee/Director of SEI Structured Credit Fund, LP, SEI Asset Allocation

*  Messrs. Nesher and Doran are Trustees deemed to be "interested" persons (as that term is defined in the 1940 Act) of the Fund by virtue of their relationships with SEI.

**  Mr. Clark is a Trustee deemed to be an "interested" person (as that term is defined in the 1940 Act) of the Funds by virtue of their relationship with New Covenant Trust Company.

Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust.

JAMES M. WILLIAMS (DOB 10/10/47)—Trustee (since 2012)—Vice President and Chief Investment Officer, J. Paul Getty Trust, Non Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Manager, Pension Asset Management, Ford Motor Company, 1997-1999. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust.

MITCHELL A. JOHNSON (DOB 03/01/42)—Trustee (since 2012)—Private Investor since 1994. Director, Federal Agricultural Mortgage Corporation (Farmer Mac). Trustee/Director of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust.

HUBERT L. HARRIS, JR. (DOB 07/15/43)—Trustee (since 2012)—Retired since December 2005. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998-August 2003. Director of AMVESCAP PLC from 1993-2004. Director, Colonial Banc Group, Inc., 2003-2009. Chair of the Board of Trustees, Georgia Tech Foundation, Inc. (nonprofit corporation), 2007-2009, and member of the Executive Committee, 2003-2011; currently emeritus trustee. Director of St. Joseph's Translational Research Institute (nonprofit corporation), 2009-present. Member of the Board of Councilors of the Carter Center (nonprofit corporation). Trustee/Director of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust.

Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds' shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as trustee of the SEI Funds Complex since 1982.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving as trustee of the SEI Funds Complex since 1982.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department, and his experience from serving as trustee of the SEI Funds Complex since 1996.

The Trust has concluded that Mr. Clark should serve as Trustee because of the substantial experience in financial and investment matters he has gained through his years of service in the financial industry. Mr. Clark has served as a Trustee of the Trust since May 2011 and currently serves as Chief Operating Officer of New Covenant Trust Company, N.A., a wholly owned subsidiary of the Presbyterian Church (U.S.A.) Foundation. Mr. Clark was a founding partner in Tri-Star Trust Bank and served as its Chief Operating Officer from July 2000 until October 2010. Prior to launching Tri-Star Trust Bank, Mr. Clark served as Vice President and Senior Trust Officer of Bank of Alma in Alma, Michigan from February 1991 until July 2000. Mr. Clark began his career at Citizen Banking Corporation in Flint, Michigan in 1978 and continued his career there until 1991.

The Trust has concluded that Ms. Greco should serve as Trustee because of the experience she gained serving as a Director of several large public companies and as a Trustee of a real estate investment trust, the experience and knowledge she gained serving as President and Chief Executive Officer of a large commercial bank, her experience in and knowledge of the financial services industry, and the experience she has gained serving as trustee of the SEI Funds Complex since 1999.

The Trust has concluded that Ms. Lesavoy should serve as Trustee because of the experience she gained as a Director of several private equity fundraising firms and marketing and selling a wide range of investment products to institutional investors, her experience in and knowledge of the financial services industry, and the experience she has gained serving as trustee of the SEI Funds Complex since 2003.

The Trust has concluded that Mr. Williams should serve as Trustee because of the experience he gained as Chief Investment Officer of a non-profit foundation, the President of an investment management firm, the President of a registered investment company and the Manager of a public company's pension assets, his experience in and knowledge of the financial services industry, and the experience he has gained serving as trustee of the SEI Funds Complex since 2004.

The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 Company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds, and the experience he has gained serving as trustee of the SEI Funds Complex since 2007.

The Trust has concluded that Mr. Harris should serve as Trustee because of the experience he gained as Chief Executive Officer and Director of an investment management firm, the experience he gained serving on the Board of a public company, his experience in and knowledge of the financial services and banking industries, and the experience he has gained serving as trustee of the SEI Funds Complex since 2008.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds. Moreover, references to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of, or reflect any conclusion that, the Board or any Trustee has any special expertise or experience, and shall not be deemed to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Board Standing Committees.  Effective February 2012, the Board made certain changes to the committee structures of the Board to conform them to the committee structure of the SEI Funds Complex. The Board now has a standing Audit Committee and a standing Governance Committee, each of which will be comprised only of Independent Trustees. The functions of these committees are substantially the same as the functions of the prior Board's Trust's Audit and Nominating and Corporate Governance Committees, respectively. The Board has also appointed a Fair Value Committee, which will be composed of at least one Board member and representatives of various fund services providers. The Fair Value Committee will be responsible for determining the fair value of securities for which current market quotations are not readily available.

•  Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship;

(ii) reviewing the independent auditor's compensation, the proposed scope and terms of its engagement and the firm's independence; (iii) pre-approving audit and non-audit services provided by the Trust's independent auditor to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent auditor and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent auditor's opinion, any related management letter, management's responses to recommendations made by the independent auditor in connection with the audit, reports submitted to the Audit Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; (vi) reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent auditor and the Trust's senior internal accounting executive, if any, the independent auditor's report on the adequacy of the Trust's internal financial controls; (viii) reviewing, in consultation with the Trust's independent auditor, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and (ix) other audit-related matters. In addition, the Audit Committee is responsible for the oversight of the Trust's compliance program. Messrs. Sullivan, Williams, Johnson and Harris, Ms. Greco and Ms. Lesavoy currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met two (2) times during the Trust's most recently completed fiscal year.

•  Fair Value Pricing Committee. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Messrs. Nesher and Sullivan currently serve as the Board's delegates on the Fair Value Pricing Committee. The Fair Value Pricing Committee did not meet during the Trust's most recently completed fiscal year.

•  Governance Committee. The Board has a standing Governance Committee that is composed of each of the Independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self assessment of the Board's operations; (iii) selecting and nominating all persons to serve as Independent Trustees and evaluating the qualifications of "interested" (as defined under the 1940 Act) Trustee candidates; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Governance Committee at the applicable Trust's offices. Messrs. Sullivan, Williams, Johnson and Harris, Ms. Greco and Ms. Lesavoy currently serve as members of the Governance Committee. The Governance Committee shall meet at the direction of its Chair as often as appropriate to accomplish its purpose. In any event, the Governance Committee shall meet at least once each year and shall conduct at least one meeting in person. The Governance Committee met one (1) time during the Trust's most recently completed fiscal year.

•  Previous Board Committees. Prior to the structural changes made to the Board, the Board had an audit committee, a valuation committee, and a nominating and corporate governance committee, each of which is comprised solely of the Trust's then-independent trustees. The prior audit committee made recommendations to the Board of Trustees with respect to the engagement of independent auditors and reviews with the independent auditors the plan and results of the audit engagement and matters having a material effect on the Trust's financial operations. The prior audit committee met two (2) times during the Trust's most recently completed fiscal year.

The prior nominating and corporate governance committee was responsible for the selection and nomination of candidates to serve as trustees. The nominating and corporate governance committee did not have a stated policy for considering nominees recommended by shareholders. The prior nominating and corporate governance committee met three (3) times during the Trust's most recently completed fiscal year.

The prior valuation committee was responsible for overseeing the valuation of the portfolio securities held by the Funds through the prior investment adviser's implementation of the Trust's procedures with respect to valuation of portfolio securities. The prior valuation committee met two (2) times during the Trust's most recently completed fiscal year.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities and Exchange Act of 1934 (the "1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Dollar Range of Fund Shares (Fund)*	Aggregate Dollar Range of Shares (Fund Complex)*†
Interested
Mr. Nesher	None	Over $100,000
Mr. Doran	None	Over $100,000
Mr. Clark	Over $100,000 (Growth Fund)	Over $100,000
Over $100,000 (Income Fund)
Independent
Mr. Sullivan	None	Over $100,000
Ms. Greco	None	$50,001-$100,000
Ms. Lesavoy	None	None
Mr. Williams	None	None
Mr. Johnson	None	$50,001-$100,000
Mr. Harris	None	None

*  Valuation date is December 31, 2011.

†  The Fund Complex currently consists of 95 portfolios of the following trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Alpha Strategy Portfolios, LP, Adviser Managed Trust and New Covenant Funds.

Board Compensation. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

Name	Aggregate Compensation (000)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex (000)
Interested
Mr. Nesher	$0	$0	$0	$0
Mr. Doran	$0	$0	$0	$0
Mr. Clark	$0	$0	$0	$0
Independent
Mr. Sullivan	$3,625.02	$0	$0	$239,154.30
Ms. Greco	$3,160.28	$0	$0	$208,494.96
Ms. Lesavoy	$3,160.28	$0	$0	$208,494.96
Mr. Williams	$3,160.28	$0	$0	$208,494.96
Mr. Johnson	$3,160.28	$0	$0	$208,494.96
Mr. Harris	$3,160.28	$0	$0	$208,494.96

Prior to February 2012, the Funds did not compensate Trustees of the Trust for the services they provide to the Funds. The Funds did reimburse Trustees for reasonable out-of-pocket expenses incurred in providing their services to the Trust.

Trust Officers. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. None of the officers, except for Russell Emery, the Chief Compliance Officer ("CCO") of the Trust, receives compensation from the Trust for his or her services. The Trust's CCO serves in the same capacity for the other SEI trusts included in the Fund Complex, and the Trust pays its pro rata share of the aggregate compensation payable to the CCO for his services.

Certain officers of the Trust also serve as officers to one or more mutual funds for which SEI or its affiliates act as investment adviser, administrator or distributor.

The officers of the Trust have been elected by the Board. Each officer shall hold office until the election and qualification of his or her successor, or until earlier resignation or removal.

ROBERT A. NESHER (DOB 08/17/46)—President and Chief Executive Officer (since 2012)—See biographical information above under the heading "Interested Trustees."

TIMOTHY D. BARTO (DOB 03/28/68)—Vice President and Secretary (since 2012)—Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.

PETER A. RODRIGUEZ (DOB 1/18/62)—Controller and Chief Financial Officer (since 2012)—Director, Funds Accounting, SEI Investments Global Funds Services since March 2011, September 2002 to March 2005 and 1997-2002. Director, Mutual Fund Trading, SEI Private Trust Company, May 2009 to February 2011. Director, Asset Data Services, Global Wealth Services, June 2006 to April 2009. Director, Portfolio Accounting, SEI Investments Global Funds Services, March 2005 to June 2006.

STEPHEN G. MACRAE (DOB 12/08/67)—Vice President (since 2012)—Director of Global Investment Product Management, January 2004 to present. Global Funds Services, March 2005 to June 2006.

RUSSELL EMERY (DOB 12/18/62)—Chief Compliance Officer (since 2012)—Chief Compliance Officer of SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of New Covenant Funds since February 2012. Director of Investment Product Management and Development of SIMC, February 2003-March 2006.

AARON C. BUSER (DOB 11/19/70)—Vice President and Assistant Secretary (since 2012)—Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney, Stark & Stark (law firm), March 2004-July 2007.

DAVID F. MCCANN (DOB 03/19/76)—Vice President and Assistant Secretary (since 2012)—Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005-October 2008.

KERI E. ROHN (DOB 08/24/80)—Anti-Money Laundering Compliance Officer (since 2012) and Privacy Officer (since 2009)—Compliance Officer of SEI Investments Company, June 2003-present.

PROXY VOTING POLICIES AND PROCEDURES

The Funds have engaged New Covenant Trust Company, NA ("NCTC") to vote proxies in it absolute discretion after taking into consideration the best interests of the shareholders of the Funds and the Funds themselves consistent with the socially responsible policies of the General Assembly of the Presbyterian Church (U.S.A).

NCTC has elected to retain an independent proxy voting service (the "Service") to vote proxies with respect to the Funds in accordance with Proxy Voting Guidelines (the "Guidelines") approved by NCTC's Proxy Voting Committee (the "Committee"). The Guidelines set forth the manner in which NCTC will vote on matters that may come up for shareholder vote. The Service will review each matter on a case-by-case basis and vote the proxies in accordance with the Guidelines.

Proxy votes generally will be cast in favor of proposals that:

  1)  maintain or strengthen the shared interests of shareholders and management;

  2)  increase shareholder value;

  3)  maintain or increase shareholder influence over the issuer's board of directors and management;

  4)  maintain or increase the rights of shareholders;

  5)  are consistent with the socially responsible policies of the Presbyterian Church (U.S.A.); and

  6)  maintain or enhance the integrity and oversight of the corporation and its public reporting.

Proxy votes generally will be cast against proposals having the opposite effect.

Prior to voting a proxy, the Service makes available to NCTC its recommendation on how to vote in light of the Guidelines. NCTC retains the authority to overrule the Service's recommendation on any specific proxy proposal and to instruct the Service to vote in a manner determined by the Committee. Before doing so, the Committee will determine whether NCTC may have a material conflict of interest regarding the proposal. If the Committee determines that NCTC has such a material conflict, NCTC shall instruct the Service to vote in accordance with the Service's recommendation unless NCTC, after full disclosure to the Fund of the nature of the conflict, obtains the Fund's consent to voting in the to vote on the proposal).

With respect to proxies of an affiliated investment company or series thereof, such as the SEI Funds, the Committee will vote such proxies in the same proportion as the vote of all other shareholders of the investment company or series thereof (i.e., "echo vote" or "mirror vote").

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 877-835-4531; (ii) on the Funds' website at http://www.NewCovenantFunds.com; and (iii) on the SEC's website at http://www.sec.gov.

PURCHASE AND REDEMPTION OF SHARES

Net Asset Value.  Shares of each Fund may be purchased at net asset value. The net asset value per share of each Fund is calculated by adding the value of securities and other assets of that Fund, subtracting liabilities and dividing by the number of its outstanding shares. Each Fund's share price will be determined at the close of regular trading hours of the New York Stock Exchange, normally 4:00 p.m., Eastern Time. Orders received by the transfer agent after 4:00 p.m., will be confirmed at the next business day's price.

Valuation.  The Funds' Pricing and Valuation Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board. However, when the change would not materially affect valuation of a Fund's net assets or involve a material departure in pricing methodology from that of a Fund's existing pricing agent or pricing methodology, Board approval may be obtained at the next regularly scheduled Board meeting.

Redemptions in Kind.  The Trust reserves the right to pay redemptions in-kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Trust may limit the amount of redemption proceeds paid in cash with respect to each shareholder during any 90-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. In the case of requests for redemptions in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets in case of an emergency, or any time a cash distribution would impair the liquidity of the Funds to the detriment of the existing shareholders. If the recipient later sold such securities, a brokerage charge might be incurred.

Suspension of Redemptions.  The right of redemption may be suspended or the date of payment postponed during (a) any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted, (b) any period in which an emergency exists as determined by the SEC so that disposal of a Fund's investments or determination of its net asset value is not reasonably practicable, or (c) such other periods as the SEC by order may permit to protect the Funds' shareholders.

Exchange of Shares.  An exchange is effected by redemption of shares of one Fund and the issuance of shares of another Fund. With respect to an exchange among the Funds, a capital gain or loss for Federal income tax purposes will be realized upon the exchange, depending upon the cost, other basis of the shares redeemed, and your tax status. The exchange privilege is not designed for use in connection with short-term trading or market-timing strategies. The exchange privilege may be terminated or suspended or its terms changed at any time, subject to 60 days' prior notice.

Telephone Instructions.  Neither the Trust nor any of its service providers will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Funds will use procedures that are considered reasonable. You assume the risk to the full extent of your accounts that telephone requests may be unauthorized. To the extent that the Trust fails to use reasonable procedures to verify the genuineness of telephone instructions, it and/or its service contractors may be liable for any such instructions that prove to be fraudulent or unauthorized. All telephone conversations with USBFS as transfer agent will be recorded.

Automatic Investing.  You may authorize automatic investing through automatic withdrawals from your bank account on a regular basis. Minimum investments must be for at least $50.

Systematic Withdrawal Plan.  If you purchase or already own $5,000 or more of any Fund's shares, valued at the net asset value, and you wish to receive periodic payments from your account(s), you may establish a Systematic Withdrawal Plan by completing an application provided for this purpose. If you participate in this plan, you will receive monthly, quarterly or annual checks in the amount designated. The minimum withdrawal is $50. The amount of withdrawal may be changed at any time. Dividends and capital gain distributions on a Fund's shares in the Plan should be reinvested in additional shares at net asset value. Payments are made from proceeds derived from the redemption of Fund shares you own. With respect to the Funds, the redemption of shares may result in a gain or loss that is reportable, if you are a taxable entity.

Redemptions required for payments may reduce or use up your investment, depending upon the size and frequency of withdrawal payments and market fluctuations. Accordingly, Plan payments cannot be considered as yield or income on the investment.

USBFS, as agent for the shareholder, may charge for services rendered beyond those normally assumed by the Funds. No such charge is currently assessed, but such a charge may be instituted by USBFS upon notice in writing to shareholders. This Plan may be terminated at any time without penalty upon written notice by the shareholder, by the Funds, or by USBFS.

Integrated Voice Response (IVR) System.  You can obtain toll-free access to account information, as well as perform certain transactions, by calling 877-835-4531. IVR provides share price, price change, account balances and history (i.e., last transaction, latest dividend distribution, redemptions by check during the last three months), and allows sales or exchanges of Fund shares. You may also obtain addresses (for mailing, wire and the internet), year-end information, and request Fund literature. By pressing "0", you are able to speak to a customer service representative.

TAXES

The following is only a summary of certain additional federal tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' Prospectus. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders and the discussion here and in the Funds' Prospectus is not intended as a substitute for careful tax planning.

This discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company and Taxation of the Funds. Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other Funds. Each Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Code so that it will be relieved of federal income tax on that part of its income that is timely distributed to shareholders. In order to qualify for treatment as a RIC, a Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership (the "Qualifying Income Test"); (ii) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a Fund's total assets and that does not represent more than 10% of the outstanding voting securities of such issuer and at the close of each quarter of a Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the "Asset Diversification Test").

If a Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Asset Diversification Test where the Fund corrects the failure within a specified period. If a Fund fails to qualify as a RIC for any year, and the relief provisions are not available, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction and individuals may be able to benefit from the lower tax rates available to qualified dividend income (for tax years ending prior to December 31, 2012). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

For taxable years beginning after December 22, 2010, a Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar. A "qualified late year loss" generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as "post-October losses") and certain other late-year losses.

Recently enacted legislation changed the treatment of capital loss carryovers for RICs. The new rules are similar to those that apply to capital loss carryovers of individuals and provide that such losses are carried over by a Fund indefinitely. Thus, if a Fund has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess of a Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of such Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. Different rules apply to pre-enactment net capital losses which can only be carried forward to offset capital gains realized during the eight years following the year of the loss and are treated as a short-term capital loss in the year to which it is carried. Certain transition rules require post-enactment capital losses to be utilized first, which, depending on the circumstances for a Fund, may result in the expiration of unused pre-enactment losses. In addition, the carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code. For more information about the amount of capital loss carry-forwards for the most recent fiscal year, please refer to the Annual Report of the Funds.

Excise Taxes. Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain, a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98.2% of its capital gain net income (the excess of short and long-term capital gain over short and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for the federal excise tax, but can make no assurances that such tax will be completely eliminated. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment advisor might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC.

Fund Distributions. If you are subject to tax, distributions of net short-term capital gains will be taxable to you as ordinary income. In general, distributions by a Fund of investment company taxable income, if any, whether received in cash or additional shares, will be taxable to you as ordinary income (to the extent of the current or accumulated earnings and profits of the Fund). Distributions from net long-term gains will be taxable to you at long-term capital gains rates, regardless of how long you have held your shares in the Fund. Long-term capital gains are currently taxed at a maximum rate of 15%. All or a portion of these distributions (excluding net short-term capital gains) may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets)) to the extent that a Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). In order for the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund's shares. Distributions received by a Fund from another RIC will be treated as qualified dividend income only to the extent so designated by such RIC. If you lend your Fund Shares, such as pursuant to securities lending arrangement, you may lose the ability to treat dividends (paid while the Shares are held by the borrower) as qualified dividend income. Absent further legislation, the reduced tax rates applicable to qualified dividend income will cease to apply to tax years beginning after December 31, 2012.

A Fund will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual percentage of such income earned during the period of your investment in the Fund.

For non-corporate shareholders, long-term capital gains are currently taxed at a maximum rate of 15% and short-term capital gains are currently taxed at ordinary income tax rates. As noted above, absent further legislation, the reduced tax rates on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2012.

In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment, though taxable to the shareholder in the same manner as other dividends or distributions.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

Recent legislation effective beginning in 2013 provides that U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a new 3.8% Medicare contribution tax on their "net investment income," including interest, dividends and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

Sale or Exchange of Shares. If you are subject to tax, any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

Legislation passed by Congress in 2008 requires each Fund (or its administrative agent) to report to the Internal Revenue Service ("IRS") and furnish to shareholders the cost basis information for shares purchased on or after January 1, 2012, and sold on or after that date. In addition to the present law requirement to report the gross proceeds from the sale of its shares, each Fund (or its administrative agent) will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of its shares, each Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, each Fund will use the method that has been communicated to you. The cost basis method elected by shareholders (or the cost basis method applied by default) for each sale of a Fund's shares may not be changed after the settlement date of each such sale of a Fund's shares. Shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. The current law requirement to report only the gross proceeds from the sale of a Fund's shares will continue to apply to all Fund shares acquired through December 31, 2011, and sold on and after that date.

Foreign Taxes. Dividends and interest received by a Fund from foreign sources may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on a Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

Federal Tax Treatment of Certain Fund Investments. A Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or loss or capital gain or loss, accelerate the recognition of income to a Fund and/or defer such Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by such Fund.

A Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year, as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indices required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by such Fund. It is anticipated that any net gain realized from the closing out of futures or options contracts that are securities will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the "Qualifying Income Test" described above in the paragraph discussing the requirements for qualification as a RIC. A Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of a Fund's fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on a Fund's other investments and shareholders are advised on the nature of the distributions.

A Fund's transactions in foreign currencies and forward currency contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by such Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. Most foreign exchange gains realized on the sale of foreign stocks and securities are treated as ordinary income by the Fund. Each Fund must make certain distributions in order to qualify as a RIC and the timing of and character of transactions such as foreign currency-related gains and losses may result in a Fund paying a distribution treated as a return of capital. Such a distribution is nontaxable to the extent of the recipient's basis in its shares. Accordingly, in order to avoid certain income and excise taxes, each Fund may be required to liquidate its investments at a time when the investment advisor might not otherwise have chosen to do so.

If a Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies" or "PFICs," the Fund will be subject to one of the following special tax regimes: (i) the Fund would be liable for U.S. federal income tax, and an additional interest charge, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a "qualified electing fund" or "QEF," the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.

If a Fund invests in certain positions, such as zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if a Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which will generally be prior to the receipt of the corresponding cash payments. However, each Fund must distribute, at least annually, all or substantially all of its net investment income, including such accrued income, to avoid U.S. federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may engage in short-term borrowing to satisfy distribution requirements.

A Fund may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless such Fund elects to include the market discount in income as it accrues as discussed above.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income ("UBTI"). Under current law, a Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of its investment in a Fund where, for example, (i) the Fund invests in REITs that hold residual interests in REMICs or (ii) shares in a Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Certain Funds may invest in REITs that hold residual interests in REMICs. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts which are subject to special rules, are strongly encouraged to consult with their tax advisors regarding these issues.

Backup Withholding. A Fund will be required in certain cases to withhold, at applicable withholding rates, and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

Non-U.S. Shareholders. If you are not a citizen or permanent resident of the United States, a Fund's ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. The Fund may, under certain circumstances, designate all or a portion of a dividend as an "interest-related dividend" that if received by a nonresident alien or foreign entity would generally be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. A Fund may also, under certain circumstances, designate all or a portion of a dividend as a "qualified short-term capital gain dividend," which if received by a nonresident alien or foreign entity would generally be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. The withholding exemptions for "interest related dividends" and "qualified short-term capital gain dividends" apply to dividends with respect to taxable years of the Fund beginning before January 1, 2012.

For taxable years beginning after December 31, 2013, a U.S. withholding tax at a 30% rate will be imposed on dividends and proceeds from the sale of Fund shares received by shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied.

In order for a foreign investor to qualify for an exemption from backup withholding, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Funds should consult their tax advisors in this regard. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax, in addition to the federal income tax consequences referred to above. If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

Non-U.S. Investors are encouraged to consult their tax advisor prior to investing in a Fund.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as a Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State Taxes. A Fund may be subject to tax in certain states where the Fund does business. Distributions by a Fund to shareholders and the ownership of shares may be subject to state and local taxes.

Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in Fund shares.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in GNMA or Fannie Mae securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are generally different for corporate shareholders.

Shareholders should consult their own tax advisors regarding the effect of federal, state and local taxes affecting an investment in Fund shares.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any broker-dealer or group of brokers or dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the advisers are responsible for placing orders to execute Fund transactions. In placing orders, it is the Trust's policy to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the advisers generally seek reasonably competitive spreads or brokerage commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Trust will not purchase portfolio securities from any affiliated person acting as principal except in conformity with the regulations of the SEC.

The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' advisers may select a broker based upon brokerage or research services provided to the advisers. The advisers may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act ("Section 28(e)") permits the advisers, under certain circumstances, to cause the Funds to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). In the case of research services, the advisers believe that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Funds. In addition to agency transactions, the advisers may receive brokerage and research services in connection with certain riskless principal transactions, as defined by Financial Industry Regulatory Authority Rules and in accordance with applicable SEC guidance.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the advisers might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The advisers may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the advisers will be in addition to and not in lieu of the services required to be performed by the Funds' advisers under the Investment Advisory Agreements. Any advisory or other fees paid to the advisers are not reduced as a result of the receipt of research services.

In some cases an adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the adviser faces a potential conflict of interest, but the adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the advisers with research services. The Financial Industry Regulatory Authority has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

SIMC and the various firms that serve as Sub-Advisers to certain Funds of the Trust, in the exercise of joint investment discretion over the assets of a Fund, may execute a substantial portion of a Fund's portfolio transactions through a commission recapture program that SIMC has arranged with the Distributor (the "Program"). SIMC then requests, but does not require, that certain Sub-Advisers execute a portion of a Fund's portfolio transactions through the Program. Under the Program, the Distributor receives a commission, in its capacity as an introducing broker, on Fund portfolio transactions. The Distributor then returns to a

Fund a portion of the commissions earned on the portfolio transactions, and such payments are used by the Fund to pay Fund operating expenses. Sub-Advisers are authorized to execute trades pursuant to the Program, provided that the Sub-Adviser determines that such trading is consistent with its duty to seek best execution on Fund portfolio transactions. As disclosed in the Trust's prospectuses, SIMC in many cases voluntarily waives fees that it is entitled to receive for providing services to a Fund and/or reimburses expenses of a Fund in order to maintain the Fund's total operating expenses at or below a specified level. In such cases, the portion of commissions returned to a Fund under the Program will generally be used to pay Fund expenses that may otherwise have been voluntarily waived or reimbursed by SIMC or its affiliates, thereby increasing the portion of the Fund fees that SIMC and its affiliates are able to receive and retain. In cases where SIMC and its affiliates are not voluntarily waiving Fund fees or reimbursing expenses, then the portion of commissions returned to a Fund under the Program will directly decrease the overall amount of operating expenses of the Fund borne by shareholders.

SIMC also from time to time executes trades with the Distributor, again acting as introducing broker, in connection with the transition of the securities and other assets included in a Fund's portfolio when there is a change in Sub-Advisers in the Fund or a reallocation of assets among the Fund's Sub-Advisers. An unaffiliated third-party broker selected by SIMC or the relevant Sub-Adviser provides execution and clearing services with respect to such trades, and is compensated for such services out of the commission paid to the Distributor on the trades. All such transactions effected using the Distributor as introducing broker must be accomplished in a manner that is consistent with the Trust's policy to achieve best net results, and must comply with the Trust's procedures regarding the execution of Fund transactions through affiliated brokers. The Funds do not direct brokerage to brokers in recognition of, or as compensation for, the promotion or sale of Fund shares.

For the fiscal years ended June 30, 2010, 2011 and 2012, the Funds paid the following brokerage fees:

	Total $ Amount of Brokerage Commissions Paid (000)
Fund	2010	2011	2012
Growth Fund	$632	$441	$519
Income Fund	$0	$0	$4
Balanced Growth Fund	$0	$0	$0
Balanced Income Fund	$0	$0	$0

For the fiscal year ended June 30, 2011, the Growth Fund paid total commissions of $103,220 to affiliated broker-dealers.

The portfolio turnover rate for the Funds for the fiscal years ending June 30, 2011 and 2012 was as follows:

	Turnover Rate
Fund	2011	2012
Growth Fund	44%	83%
Income Fund	38%	95%
Balanced Growth Fund	8%	9%
Balanced Income Fund	8%	9%

For the Growth and Income Funds, portfolio turnover increased for the fiscal year 2012 as compared with the fiscal year 2011, due to restructuring of sub-advisers in the Funds and repositioning of Fund assets across sub-advisers in connection with the change in the Funds' adviser.

The Trust is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Trust has acquired during its most recent fiscal year. As of June 30, 2012, the Trust held the following securities:

Fund	Name of Issuer	Type	Amount (000)
Income Fund	Morgan Stanley	Debt	$1,422
Income Fund	Bank of America	Debt	$1,177
Income Fund	Goldman Sachs Co.	Debt	$2,526
Income Fund	Citigroup	Debt	$2,590
Income Fund	Credit Suisse First Boston	Debt	$268
Growth Fund	JPM Chase	Equity	$3,310
Growth Fund	Citigroup	Equity	$196
Growth Fund	Goldman Sachs Co.	Equity	$122
Growth Fund	Morgan Stanley	Equity	$56

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

A complete list of each Fund's portfolio holdings is made publicly available on a quarterly basis through filings made with the SEC on Forms N-CSR and N-Q. The Board has approved a policy that provides that portfolio holdings may not be made available to any third party until after such information has been filed with the SEC, with limited exceptions noted below. This policy effectively addresses conflicts of interest and controls the use of portfolio holdings information by making such information available to all investors on an equal basis. Beginning on the day after any portfolio holdings information is filed with the SEC, such information will be delivered directly to any person that requests it, through electronic or other means.

Portfolio holdings information may be provided to independent third-party reporting services (e.g., Lipper or Morningstar), but will be delivered no earlier than the date such information is filed with the SEC, unless the reporting service executes a confidentiality agreement with the Trust that is satisfactory to the Trust's officers and that provides that the reporting service will not trade on the information. The Funds currently have no arrangements to provide portfolio holdings information to any third-party reporting services prior to the filing of such information with the SEC.

Portfolio holdings information may also be provided at any time (and as frequently as daily) to the Funds' Trustees, SIMC, the Sub-Advisers, the Distributor, the Administrator, the custodian, the independent proxy voting service retained by SIMC, the Funds' third-party independent pricing agents, the Funds' legal counsel and the Funds' independent registered public accounting firm, as well as to state and federal regulators and government agencies and as otherwise required by law or judicial process. Service providers will be subject to a duty of confidentiality with respect to any portfolio holdings information, whether imposed by the provisions of the service provider's contract with the Trust or by the nature of its relationship with the Trust. Portfolio holdings of a Fund may also be provided to a prospective service provider for that Fund, so long as the prospective service provider executes a confidentiality agreement with the Fund in such form as deemed acceptable by an officer of the Fund. The Board exercises on-going oversight of the disclosure of Fund portfolio holdings by overseeing the implementation and enforcement of the Funds' policies and procedures by the Chief Compliance Officer and by considering reports and recommendations by the Chief Compliance Officer regarding any material compliance matters.

Neither the Funds, SIMC, nor any other service provider to the Funds may receive compensation or other consideration for providing portfolio holdings information.

The Funds' Forms N-CSR and N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DESCRIPTION OF SHARES

The Trust Instrument authorizes the issuance of an unlimited number of shares for each of the Funds, and each share has a par value of $0.001 per share. There are no conversion or preemptive rights in connection with any shares of the Funds, nor are there cumulative voting rights with respect to the shares of any of the Funds. Each of a Fund's shares has equal voting rights. Each issued and outstanding share of a Fund is entitled to participate equally in dividends and distributions declared by such Fund and in the net assets of such Fund upon liquidation or dissolution remaining after satisfaction of outstanding liabilities.

All issued and outstanding shares of each Fund will be fully paid and non-assessable and will be redeemable at net asset value per share. The interests of shareholders in the Funds will not be evidenced by a certificate or certificates representing shares of a Fund.

The Board of Trustees has authority, without necessity of a shareholder vote, to create any number of new series or classes. The Trustees have authorized one class of shares to be issued currently.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that the Trustees shall not be responsible or liable for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, manager, investment adviser, delegate or independent contractor of the Trust, provided the Trustees have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in or not opposed to the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

CODES OF ETHICS

The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, SIMC, the Sub-Advisers and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are reasonably designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements, or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC and are available to the public.

VOTING

Each share held entitles the shareholder of record to one vote. The shareholders of each Fund or class will vote separately on matters pertaining solely to that Fund or class, such as any distribution plan. As a Delaware statutory trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Prospectus or SAI states that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of: (i) 67% or more of the affected Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the affected Fund's outstanding shares, whichever is less.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of October 19, 2012, the following persons were the only persons who were record owners (or, to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Funds. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act. Shareholders controlling a Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund.

Name and Address of Record Owner	Percent of Fund	Record or Beneficial
Growth Fund
National Financial Services FMTC-Custodian H W Fiori Son Inc 4403 Donna Dr. Pasadena, MD 21122	22.31%	Beneficial
New Covenant Balanced Growth Fund 200 E 12th St Jeffersonville, IN 47130-3854	45.18%	Record
New Covenant Balanced Income Fund 200 E 12th St Jeffersonville, IN 47130-3854	8.15%	Record
Income Fund
National Financial Services 200 Liberty St New York, NY 10281	24.24%	Beneficial
New Covenant Balanced Growth Fund 200 E 12th St Jeffersonville, IN 47130-3854	35.12%	Record
New Covenant Balanced Income Fund 200 E 12th St Jeffersonville, IN 47130-3854	17.74%	Record

SOCIAL WITNESS SERVICES

In order to better ensure that the Funds continue to conform to their stated investment policy of making investment decisions consistent with the social-witness principles approved by the General Assembly of the Presbyterian Church (U.S.A.), the Trust has entered into an agreement with NCTC pursuant to which NCTC will provide the Trust with certain services, including: compiling and providing a list of issuers in which the Funds will be prohibited from investing under the social-witness principles; providing services to the Funds to ensure that proxies are voted consistent with social-witness principles; seeking to place specific shareholder proposals onto the ballots of issuers' shareholder meetings from time to time and otherwise engaging issuers with respect to relevant matters. In addition, the agreement provides the Trust a license with respect to the use of the phrase "New Covenant Funds" and related symbols or logos.

CUSTODIAN

U.S. Bank National Association ("U.S. Bank"), located at 425 Walnut Street, Cincinnati, Ohio 45202, acts as wire agent and custodian for the assets of the Income Fund, Balanced Growth Fund and Balanced Income Fund. Brown Brothers Harriman & Co. ("BBH"), located at 40 Water Street, Boston, Massachusetts, 02109-3661, acts as wire agent and custodian for the assets of the Growth Fund. U.S. Bank and BBH hold cash, securities and other assets of the respective Funds for which they act as custodian as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Effective March 27, 2012, KPMG LLP, located at 1601 Market Street, Philadelphia, PA 19103, serves as the independent registered public accounting firm for each Fund.

LEGAL COUNSEL

Effective February 22, 2012, Morgan, Lewis & Bockius LLP, located at 1701 Market Street, Philadelphia, Pennsylvania 19103, serves as legal counsel to the Trust.

DESCRIPTION OF RATINGS

Description of Corporate Bond Ratings

The following descriptions of corporate bond ratings have been published by Moody's, S&P and Fitch, respectively.

DESCRIPTION OF MOODY'S LONG-TERM RATINGS

Aaa  Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A  Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  Bonds rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

DESCRIPTION OF S&P'S LONG-TERM RATINGS

Investment Grade

AAA  Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA  Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A  Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB  Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

DESCRIPTION OF FITCH LONG-TERM RATINGS

Investment Grade

AAA  Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB  Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB  Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B  Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C  High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, D  Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Description of Commercial Paper Ratings

The following descriptions of commercial paper ratings have been published by Moody's, Standard and Poor's, and Fitch, respectively.

DESCRIPTION OF MOODY'S SHORT-TERM RATINGS

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•  Leading market positions in well-established industries.

•  High rates of return on funds employed.

•  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•  Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF S&P'S SHORT-TERM RATINGS

A-1  This highest category indicates that the degree of safety regarding timely payment is strong. Debt determined to possess extremely strong safety characteristics is denoted with a plus sign (+) designation.

A-2  Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

DESCRIPTION OF FITCH SHORT-TERM RATINGS

F1  Highest credit quality. Indicates the best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2  Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B  Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C  High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

Description of Municipal Note Ratings

The following descriptions of municipal note ratings have been published by Moody's and S&P, respectively.

DESCRIPTION OF MOODY'S MUNICIPAL NOTE RATINGS

MIG-1 or VMIG-1 Best quality. Have strong protection afforded by established cash flows, superior liquidity support and/or demonstrated access to the market for refinancing.

MIG-2 or VMIG-2 High quality. Margins of protection are ample, although not so large as in the preceding group.

DESCRIPTION OF S&P'S MUNICIPAL NOTE RATINGS

SP-1  Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2  Satisfactory capacity to pay principal and interest.

NEW COVENANT FUNDS

PART C—OTHER INFORMATION

Item 28.  Exhibits

(a)(1)  Trust Instrument, dated September 30, 1998, is herein incorporated by reference to Exhibit (a) to the Registrant's Initial Registration Statement on Form N-1A (File Nos. 333-64981 and 811-09025), filed with the Securities and Exchange Commission ("SEC") on September 30, 1998.

(a)(2)  Certificate of Trust, dated September 30, 1998, is herein incorporated by reference to Exhibit (a)(1) to the Registrant's Initial Registration Statement on Form N-1A (File Nos. 333-64981 and 811-09025), filed with the SEC on September 30, 1998.

(b)  Amended and Restated By-Laws, dated March 27, 2012, are herein incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-64981 and 811-09025), filed with the SEC on August 29, 2012.

(c)  Not applicable.

(d)(1)  Investment Advisory Agreement, dated February 20, 2012, between the Registrant and SEI Investments Management Corporation ("SIMC") is filed herewith.

(d)(2)  Investment Sub-Advisory Agreement, dated March 30, 2012, between SIMC and Baillie Gifford Overseas Ltd is herein incorporated by reference to Exhibit (d)(2) of Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-64981 and 811-09025), filed with the SEC on August 29, 2012.

(d)(3)  Investment Sub-Advisory Agreement, dated March 30, 2012, between SIMC and J.P. Morgan Investment Management Inc. is herein incorporated by reference to Exhibit (d)(3) of Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-64981 and 811-09025), filed with the SEC on August 29, 2012.

(d)(4)  Investment Sub-Advisory Agreement, dated March 30, 2012, between SIMC and Parametric Portfolio Associates LLC is herein incorporated by reference to Exhibit (d)(4) of Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-64981 and 811-09025), filed with the SEC on August 29, 2012.

(d)(5)  Investment Sub-Advisory Agreement, dated April 12, 2012, between SIMC and Sustainable Growth Advisers, LP is herein incorporated by reference to Exhibit (d)(5) of Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-64981 and 811-09025), filed with the SEC on August 29, 2012.

(d)(6)  Investment Sub-Advisory Agreement, dated March 30, 2012, between SIMC and Tocqueville Asset Management LP is herein incorporated by reference to Exhibit (d)(6) of Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-64981 and 811-09025), filed with the SEC on August 29, 2012.

(d)(7)  Investment Sub-Advisory Agreement, dated March 30, 2012, between SIMC and Waddell & Reed Investment Management Co is herein incorporated by reference to Exhibit (d)(7) of Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-64981 and 811-09025), filed with the SEC on August 29, 2012.

(d)(8)  Investment Sub-Advisory Agreement, dated March 27, 2012, between SIMC and WestEnd Advisors, LLC is herein incorporated by reference to Exhibit (d)(8) of Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-64981 and 811-09025), filed with the SEC on August 29, 2012.

(d)(9)  Investment Sub-Advisory Agreement, dated March 30, 2012, between SIMC and Western Asset Management Company is herein incorporated by reference to Exhibit (d)(9) of Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-64981 and 811-09025), filed with the SEC on August 29, 2012.

(d)(10)  Investment Sub-Advisory Agreement, dated March 30, 2012, between SIMC and Western Asset Management Company Limited is herein incorporated by reference to Exhibit (d)(10) of Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-64981 and 811-09025), filed with the SEC on August 29, 2012.

(e)  Distribution Agreement, dated March 23, 2012, between the Registrant and SEI Investments Distribution Co. is herein incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-64981 and 811-09025), filed with the SEC on August 29, 2012.

(f)  Not applicable.

(g)(1)  Custodian Agreement, dated February 22, 2012, between the Registrant and Brown Brothers Harriman & Co. is filed herewith.

(g)(2)  Custody Agreement, dated February 22, 2012, between the Registrant and U.S. Bank National Association is filed herewith.

(h)(1)  Transfer Agent Servicing Agreement, dated March 18, 2008, between the Registrant and U.S. Bancorp Fund Services, LLC is herein incorporated by reference to Exhibit (h)(iii) of Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-64981 and 811-09025), filed with the SEC on October 28, 2008.

(h)(2)  Addendum, dated May 18, 2009, to the Transfer Agent Servicing Agreement, dated March 18, 2008, between the Registrant and U.S. Bancorp Fund Services, LLC is herein incorporated by reference to Exhibit (h)(iii)(A) of Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-64981 and 811-09025), filed with the SEC on August 28, 2009.

(h)(3)  Administration Agreement, dated February 22, 2012, between the Registrant and SEI Investments Global Funds Services is filed herewith.

(h)(4)  Social Witness Services and License Agreement, dated February 22, 2012, between the Registrant and New Covenant Trust Company is filed herewith.

(h)(5)  Shareholder Service Plan and Agreement, dated March 15, 2012, between the Registrant and SEI Investments Distribution Co. is filed herewith.

(i)  Opinion and Consent of Counsel is filed herewith.

(j)  Consent of Independent Registered Public Accounting Firm is filed herewith.

(k)  Not applicable.

(l)  Initial Capital Agreement, dated June 28, 1999, is herein incorporated by reference to Exhibit (l) of Post-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-64981 and 811-09025), filed with the SEC on June 30, 1999.

(m)  Not applicable.

(n)  Not applicable.

(o)  Reserved.

(p)(1)  The Code of Ethics for SIMC, dated October 1, 2010, is herein incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-64981 and 811-09025), filed with the SEC on August 29, 2012.

(p)(2)  The Code of Ethics for SEI Investments Distribution Co., dated January 2012, is filed herewith.

(p)(3)  The Code of Ethics for SEI Investments Global Funds Services, dated June 2011, is filed herewith.

(p)(4)  The Code of Ethics for New Covenant Funds, as last revised June 9, 2008, is filed herewith.

(p)(5)  The Code of Ethics for Baillie Gifford Overseas Ltd is filed herewith.

(p)(6)  The Code of Ethics for J.P. Morgan Investment Management Inc., as last revised January 11, 2012, is filed herewith.

(p)(7)  The Code of Ethics for Parametric Portfolio Associates LLC, as last revised February 4, 2010, is filed herewith.

(p)(8)  The Code of Ethics for Sustainable Growth Advisers, LP is filed herewith.

(p)(9)  The Code of Ethics for Tocqueville Asset Management, LP, as last revised December 30, 2011, is filed herewith.

(p)(10)  The Code of Ethics for Waddell & Reed Investment Management Co, as last revised May 2010, is filed herewith.

(p)(11)  The Code of Ethics for WestEnd Advisors, LLC, as last revised August 2012, is filed herewith.

(p)(12)  The Code of Ethics for Western Asset Management Company, as last revised January 1, 2010, is filed herewith.

(p)(13)  The Code of Ethics for Western Asset Management Company Limited, as last revised January 1, 2010, is filed herewith.

(q)  Power of Attorney, dated March 28, 2012, for Robert A. Nesher, William M. Doran, Rosemarie B. Greco, George J. Sullivan, Jr., Nina Lesavoy, James M. Williams, Mitchell A. Johnson, Hubert L. Harris, Timothy P. Clark and Peter A. Rodriguez is filed herewith.

Item 29.  Persons Controlled by or Under Common Control with the Funds

See the Prospectus and Statement of Additional Information filed herewith regarding the Registrant's control relationships. SIMC is a subsidiary of SEI Investments Company, which also controls the distributor of the Registrant (SEI Investments Distribution Co.) and other corporations engaged in providing various financial and record keeping services, primarily to bank trust departments, pension plan sponsors and investment managers.

Item 30.  Indemnification

Reference is made to Article IX of the Registrant's Trust Instrument which is filed as Exhibit (a)(1) to the Registration Statement. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act") may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust Instrument or otherwise, the Registrant is aware that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and therefore is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

Item 31.  Business and Other Connections of the Investment Manager

Baillie Gifford Overseas Ltd

Baillie Gifford Overseas Limited ("Baillie Gifford") is a Sub-Adviser for the Growth Fund. The principal business address of Baillie Gifford is Calton Square, 1 Greenside Road, Edinburgh, Scotland EH1 3AN. Baillie Gifford is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Baillie Gifford has engaged in any other business profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

J.P. Morgan Investment Management Inc.

J.P. Morgan Investment Management Inc. ("JPMIM") is a Sub-Adviser for the Registrant's Income Fund. The principal business address of JPMIM is 270 Park Avenue, New York, New York 10017. JPMIM is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of JPMIM has engaged in any other business profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Parametric Portfolio Associates LLC

Parametric Portfolio Associates LLC ("Parametric") is a Sub-Adviser for the Registrant's Growth Fund. The principal business address of Parametric is 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101. Parametric is an investment adviser registered under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Parametric has engaged in any other business profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Sustainable Growth Advisers, LP

Sustainable Growth Advisers, LP ("SGA") is a Sub-Adviser for the Growth Fund. The principal business address of SGA is 301 Tresser Boulevard, Stamford, Connecticut 06901. SGA is an investment adviser registered under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Gordon M. Marchand Principal and Portfolio Manager	Chase Investment Counsel 300 Preston Avenue, Suite 500 Charlottesville, Virginia 22902	Director
	Zounds Hearing, Inc. 4405 East Baseline Road Suite 114 Phoenix, Arizona 85042	Director

Tocqueville Asset Management LP

Tocqueville Asset Management LP ("TAM") is a Sub-Adviser for the Growth Fund. The principal business address of TAM is 40 West 57th Street, 19th Floor, New York, New York 10019. TAM is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Francois Sicart Chairman	Tocqueville Management Corp. 40 West 57th Street, 19th Floor New York, NY 10019	Director, Chairman
	Tocqueville Trust 40 West 57th Street, 19th Floor New York, NY 10019	Trustee, Chairman
Robert William Kleinschmidt President and Chief Executive Officer	Tocqueville Management Corp. 40 West 57th Street, 19th Floor New York, NY 10019	Director, President
	Tocqueville Trust 40 West 57th Street, 19th Floor New York, NY 10019	Trustee, President

Waddell & Reed Investment Management Co

Waddell & Reed Investment Management Co ("WRIMCO") is a Sub-Adviser for the Registrant's Growth Fund. The principal business address of WRIMCO is 6300 Lamar Avenue, Overland Park, Kansas 66202. WRIMCO is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Henry John Herrmann Chairman of the Board, Chairman of the Investment Policy Committee, President, Director, Chief Executive Officer	Waddell & Reed Financial, Inc 6300 Lamar Avenue Overland Park, Kansas 66202	Chief Executive Officer, Chairman of the Board, Director
	Ivy Investment Management Company 6300 Lamar Avenue, Overland Park, Kansas 66202	Chief Executive Officer, Director, Chairman of the Board, President
	Blue Cross Blue Shield of Kansas City One Pershing Square, 2301 Main, Kansas City, MO 64108	Director
	United Way of Greater Kansas City 1080 Washington Kansas City, MO 64105	Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Daniel Charles Schulte Senior Vice President, General Counsel	Waddell & Reed Financial, Inc 6300 Lamar Avenue Overland Park, Kansas 66202	Senior Vice President, General Counsel, Chief Legal Officer
	Ivy Investment Management Company 6300 Lamar Avenue Overland Park, Kansas 66202	Senior Vice President, General Counsel
	Ivy Funds Distributor, Inc. 6300 Lamar Avenue Overland Park, Kansas 66202	Senior Vice President, General Counsel
Kristen Anne Richards Senior Vice President, Chief Compliance Officer, Associate General Counsel	Ivy Investment Management Company 6300 Lamar Avenue Overland Park, Kansas 66202	Senior Vice President, Chief Compliance Officer, Associate General Counsel
John Earl Sundeen, Jr. Executive Vice President, Chief Administrative Officer, Director	Waddell & Reed Financial, Inc 6300 Lamar Avenue Overland Park, Kansas 66202	Senior Vice President, Chief Administrative Officer—Investments
	Ivy Investment Management Company 6300 Lamar Avenue Overland Park, Kansas 66202	Executive Vice President, Chief Administrative Officer, Director
Daniel Paul Connealy Senior Vice President, Chief Financial Officer, Director	Waddell & Reed Financial, Inc 6300 Lamar Avenue Overland Park, Kansas 66202	Senior Vice President, Chief Financial Officer
	Ivy Investment Management Company 6300 Lamar Avenue Overland Park, Kansas 66202	Senior Vice President, Chief Financial Officer, Director
	Ivy Funds Distributor, Inc. 6300 Lamar Avenue Overland Park, Kansas 66202	Senior Vice President, Director
Lawrence Joseph Cipolla Senior Vice President, Chief Operations Officer	Ivy Investment Management Company 6300 Lamar Avenue Overland Park, Kansas 66202	Senior Vice President
Michael Lynn Avery Director	Waddell & Reed Financial, Inc 6300 Lamar Avenue Overland Park, Kansas 66202	President

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Ivy Investment Management Company 6300 Lamar Avenue Overland Park, Kansas 66202	Executive Vice President, Director
Thomas William Butch Senior Vice President, Chief Marketing Officer	Waddell & Reed Financial, Inc 6300 Lamar Avenue Overland Park, Kansas 66202	Chief Marketing Officer, Executive Vice President
	Ivy Investment Management Company 6300 Lamar Avenue Overland Park, Kansas 66202	Chief Marketing Officer, Senior Vice President, Director
	Ivy Funds Distributor, Inc. 6300 Lamar Avenue Overland Park, Kansas 66202	Chief Executive Officer, President, Chairman of the Board, Director
Wendy Jacqueline Hills Senior Vice President, Secretary, Associate General Counsel	Waddell & Reed Financial, Inc 6300 Lamar Avenue Overland Park, Kansas 66202	Vice President, Secretary, Associate General Counsel
	Ivy Investment Management Company 6300 Lamar Avenue Overland Park, Kansas 66202	Secretary, Senior Vice President, Associate General Counsel
	Ivy Funds Distributor, Inc. 6300 Lamar Avenue Overland Park, Kansas 66202	Secretary
Philip James Sanders Chief Investment Officer, Senior Vice President	Waddell & Reed Financial, Inc 6300 Lamar Avenue Overland Park, Kansas 66202	Senior Vice President, Chief Investment Officer
	Ivy Investment Management Company 6300 Lamar Avenue Overland Park, Kansas 66202	Senior Vice President, Chief Investment Officer

WestEnd Advisors, LLC .

WestEnd Advisors, LLC ("WestEnd") is a Sub-Adviser for the Registrant's Growth Fund. The principal business address of WestEnd is 4064 Colony Road, Suite 130, Charlotte, North Carolina 28211. WestEnd is an investment adviser registered under the Advisers Act.

During the last two fiscal years, no director, officer or partner of WestEnd has engaged in any other business profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Western Asset Management Company.

Western Asset Management Company ("Western Asset") is a Sub-Adviser for the Registrant's Income Fund. The principal business address of Western Asset is 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Ronald Dewhurst Director	Legg Masson Asset Management Australia Limited Level 47, 120 Collins Street Melbourne, Victoria 3000 Australia	Director
	Legg Masson Asset Management (Japan) CO., Ltd. Shin Marunouchi Building, 36th Floor Marunouchi 1-5-1, Chiyoda-ku, Tokyo 100-6536, Japan	Director
	Western Asset Management Company Ltd Shin Marunouchi Building, 36th Floor Marunouchi 1-5-1, Chiyoda-ku, Tokyo 100-6536, Japan	Director
	Western Asset Management Company Pty Ltd Level 13, 120 Collins Street Melbourne, Victoria 3000 Australia	Director
	Western Asset Management (UK) Holdings Limited 10 Exchange Square Primrose Street London EC2A 2EN	Director
	Legg Mason Poland I Plac Pilsudskiego, Building 1, Warsaw, 000-0078 POLAND	Director
	Legg Mason Poland II Plac Pilsudskiego Building 1 Warsaw, 000-0078 POLAND	Member
Thomas P. Lemke Director	Barrett Associates, Inc. 90 Park Avenue, New York, NY 10016-130	Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Legg Mason Capital Management, LLC 100 International Drive Baltimore, MD 21202	Director
	Royce Associates, LLC 745 Fifth Avenue New York, NY 10151	Manager
Jeffrey A. Nattans Director	Legg Mason, Inc. 100 International Drive Baltimore, MD 21202	Executive Vice President
	Legg Mason International Holdings, LLC 100 International Drive Baltimore, MD 21202	Manager and Vice President
	Clearbridge Advisors, LLC 620 8th Avenue, 48th Floor New York, NY 10018	Manager
	Clearbridge Asset Management, Inc. 620 8th Avenue, 48th Floor New York, NY 10018	Manager
	Global Currents Investment Management, LLC Delaware Corporate Center II 2 Righter Parkway Wilmington, DE 19803	Manager
	Legg Mason Investment Counsel, LLC 100 International Drive Baltimore, MD 21202	Manager
	Royce & Associates, LLC 745 Fifth Avenue New York, NY 10151	Manger
	Nova Scotia Company 1959 Upper Water St., Suite 800 Halifax, Nova Scotia B3J 2X2, Canada	Director
	Barrett Associates, Inc. 90 Park Avenue, New York, NY 10016-1301	Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Bartlett & Co. 600 Vine Street, Suite 2100 Cincinnati, OH 45202	Director
	Legg Mason Capital Management, LLC 100 International Drive Baltimore, MD 21202	Director
	Legg Mason Real Estate Capital, Inc. 10880 Wilshire Blvd, Suite 1750 Los Angeles, CA 90024	Director
	Legg Mason Real Estate Capital, Inc. II 10880 Wilshire Blvd, Suite 1750, Los Angeles, CA, 90024	Director
	PCM Holdings I, Inc. 8889 Pelican Blvd, 5th Floor Naples, FL 34108	Director
	PCM Holdings II, Inc. 8889 Pelican Blvd, 5th Floor Naples, FL 34108	Director
	Western Asset Management Company 385 East Colorado Boulevard Pasadena, California 91101	Director
	Western Asset Management Company Ltd. Shin Marunouchi Building, 36th Floor Marunouchi 1-5-1, Chiyoda-ku, Tokyo 100-6536, Japan	Director
	Western Asset Management Company Pty Ltd Level 13, 120 Collins Street Melbourne, Victoria 3000 Australia	Director
	Western Asset Management (UK) Holdings Limited 10 Exchange Square Primrose Street London EC2A 2EN	Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Western Asset Management Company Pte, Ltd 1 George Street #23-01 Singapore 04914	Director
James W. Hirschmann III Managing Director, Director	Western Asset Management Company 385 East Colorado Boulevard Pasadena, California 91101	Director
Michael B. Zelouf Director	Western Asset Management Company Ltd Shin Marunouchi Building, 36th Floor Marunouchi 1-5-1, Chiyoda-ku, Tokyo 100-6536, Japan	Director
	Western Asset Management Company Pty Ltd Level 13, 120 Collins Street Melbourne, Victoria 3000 Australia	Director
	Western Asset Management Company Pte, Ltd 1 George Street #23-01 Singapore 049145	Director
Mark Pearson	AELIC (AXA Paris) 25 Avenue Matignon Paris 75008, France	Chairman, Chief Executive Officer
	AXA Financial 1290 Avenue of the Americas New York, NY 10104	Director, President, Chief Executive Officer
Charles (Tony) Ruys de Perez, Director	Western Asset Management Company 385 East Colorado Boulevard Pasadena, California 91101	Director

Western Asset Management Company Limited.

Western Asset Management Company Limited ("Western Asset Limited") is a Sub-Adviser for the Registrant's Income Fund. The principal business address of Western Asset Limited is 10 Exchange Square, Primrose Street, London EC2A 2EN, United Kingdom. Western Asset Limited is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Ronald Dewhurst Director	Legg Masson Asset Management Australia Limited Level 47, 120 Collins Street Melbourne, Victoria 3000 Australia	Director
	Legg Masson Asset Management (Japan) CO., Ltd. Shin Marunouchi Building, 36th Floor Marunouchi 1-5-1, Chiyoda-ku, Tokyo 100-6536, Japan	Director
	Western Asset Management Company Ltd Shin Marunouchi Building, 36th Floor Marunouchi 1-5-1, Chiyoda-ku, Tokyo 100-6536, Japan	Director
	Western Asset Management Company Pty Ltd Level 13, 120 Collins Street Melbourne, Victoria 3000 Australia	Director
	Western Asset Management (UK) Holdings Limited 10 Exchange Square Primrose Street London EC2A 2EN	Director
	Legg Mason Poland I Plac Pilsudskiego, Building 1, Warsaw, 000-0078 POLAND	Director
	Legg Mason Poland II Plac Pilsudskiego Building 1 Warsaw, 000-0078 POLAND	Member
Thomas P. Lemke Director	Barrett Associates, Inc. 90 Park Avenue, New York, NY 10016-130	Director
	Legg Mason Capital Management, LLC 100 International Drive Baltimore, MD 21202	Director
	Royce Associates, LLC 745 Fifth Avenue New York, NY 10151	Manager

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Jeffrey A. Nattans Director	Legg Mason, Inc. 100 International Drive Baltimore, MD 21202	Executive Vice President
	Legg Mason International Holdings, LLC 100 International Drive Baltimore, MD 21202	Manager and Vice President
	Clearbridge Advisors, LLC 620 8th Avenue, 48th Floor New York, NY 10018	Manager
	Clearbridge Asset Management, Inc. 620 8th Avenue, 48th Floor New York, NY 10018	Manager
	Global Currents Investment Management, LLC Delaware Corporate Center II 2 Righter Parkway Wilmington, DE 19803	Manager
	Legg Mason Investment Counsel, LLC 100 International Drive Baltimore, MD 21202	Manager
	Royce & Associates, LLC 745 Fifth Avenue New York, NY 10151	Manger
	Nova Scotia Company 1959 Upper Water St., Suite 800 Halifax, Nova Scotia B3J 2X2, Canada	Director
	Barrett Associates, Inc. 90 Park Avenue, New York, NY 10016-1301	Director
	Bartlett & Co. 600 Vine Street, Suite 2100 Cincinnati, OH 45202	Director
	Legg Mason Capital Management, LLC 100 International Drive Baltimore, MD 21202	Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Legg Mason Real Estate Capital, Inc. 10880 Wilshire Blvd, Suite 1750 Los Angeles, CA 90024	Director
	Legg Mason Real Estate Capital, Inc. II 10880 Wilshire Blvd, Suite 1750, Los Angeles, CA, 90024	Director
	PCM Holdings I, Inc. 8889 Pelican Blvd, 5th Floor Naples, FL 34108	Director
	PCM Holdings II, Inc. 8889 Pelican Blvd, 5th Floor Naples, FL 34108	Director
	Western Asset Management Company 385 East Colorado Boulevard Pasadena, California 91101	Director
	Western Asset Management Company Ltd. Shin Marunouchi Building, 36th Floor Marunouchi 1-5-1, Chiyoda-ku, Tokyo 100-6536, Japan	Director
	Western Asset Management Company Pty Ltd Level 13, 120 Collins Street Melbourne, Victoria 3000 Australia	Director
	Western Asset Management (UK) Holdings Limited 10 Exchange Square Primrose Street London EC2A 2EN	Director
	Western Asset Management Company Pte, Ltd 1 George Street #23-01 Singapore 04914	Director
James W. Hirschmann III Managing Director, Director	Western Asset Management Company 385 East Colorado Boulevard Pasadena, California 91101	Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Michael B. Zelouf Director	Western Asset Management Company Ltd Shin Marunouchi Building, 36th Floor Marunouchi 1-5-1, Chiyoda-ku, Tokyo 100-6536, Japan	Director
	Western Asset Management Company Pty Ltd Level 13, 120 Collins Street Melbourne, Victoria 3000 Australia	Director
	Western Asset Management Company Pte, Ltd 1 George Street #23-01 Singapore 049145	Director
Mark Pearson	AELIC (AXA Paris) 25 Avenue Matignon Paris 75008, France	Chairman, Chief Executive Officer
	AXA Financial 1290 Avenue of the Americas New York, NY 10104	Director, President, Chief Executive Officer
Charles (Tony) Ruys de Perez, Director	Western Asset Management Company 385 East Colorado Boulevard Pasadena, California 91101	Director

Item 32.  Principal Underwriter

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

SEI Daily Income Trust	July 15, 1982
SEI Liquid Asset Trust	November 29, 1982
SEI Tax Exempt Trust	December 3, 1982
SEI Institutional Managed Trust	January 22, 1987
SEI Institutional International Trust	August 30, 1988
The Advisors' Inner Circle Fund	November 14, 1991
The Advisors' Inner Circle Fund II	January 28, 1993
Bishop Street Funds	January 27, 1995
SEI Asset Allocation Trust	April 1, 1996
SEI Institutional Investments Trust	June 14, 1996
CNI Charter Funds	April 1, 1999
iShares Inc.	January 28, 2000
iShares Trust	April 25, 2000
Optique Funds, Inc.	November 1, 2000

Causeway Capital Management Trust	September 20, 2001
BlackRock Funds III (f/k/a Barclays Global Investors Funds)	March 31, 2003
The Arbitrage Funds	May 17, 2005
ProShares Trust	November 14, 2005
Community Reinvestment Act Qualified Investment Fund	January 8, 2007
SEI Alpha Strategy Portfolios, LP	June 29, 2007
TD Asset Management USA Funds	July 25, 2007
SEI Structured Credit Fund, LP	July 31, 2007
Wilshire Mutual Funds, Inc.	July 12, 2008
Wilshire Variable Insurance Trust	July 12, 2008
Global X Funds	October 24, 2008
ProShares Trust II	November 17, 2008
Exchange Traded Concepts Trust	August 7, 2009
Schwab Strategic Trust	October 12, 2009
RiverPark Funds	September 8, 2010
Adviser Managed Trust	February 16, 2011

The Distributor provides numerous financial services to investment managers, pension plan sponsors and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b) Furnish the information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 25 of Part B.

Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Name	Position and Office with Underwriter	Positions and Offices with Registrant
William M. Doran	Director	Trustee
Edward D. Loughlin	Director	—
Wayne M. Withrow	Director	—
Kevin P. Barr	President & Chief Executive Officer	—
Maxine J. Chou	Chief Financial Officer, Chief Operations Officer & Treasurer	—
Karen E. LaTourette	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary	—
John C. Munch	General Counsel & Secretary	—
Mark J. Held	Senior Vice President	—
Lori L. White	Vice President & Assistant Secretary	—
John P. Coary	Vice President & Assistant Secretary	—
John J. Cronin	Vice President	—
Robert M. Silvestri	Vice President

(c) Not applicable.

Item 33.  Location of Accounts and Records

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are maintained as follows:

(a)  With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant's Custodians:

U.S. Bank National Association
425 Walnut Street
Cincinnati, Ohio 45202

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

(b)/(c) With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and (D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant's Administrator:

SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, Pennsylvania 19456

(c)  With respect to Rules 31a-1(b)(5),(6),(9), (10) and (11) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's advisers:

Baillie Gifford Overseas Ltd
Calton Square
1 Greenside Road
Edinburgh, Scotland EH1 3AN

J.P. Morgan Investment Management Inc.
270 Park Avenue
New York, New York 10167

Parametric Portfolio Associates LLC
1918 Eighth Avenue
Suite 3100
Seattle, Washington 98101

SEI Investments Management Corporation
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Sustainable Growth Advisers, LP
301 Tresser Boulevard
Stamford, Connecticut 06901

Tocqueville Asset Management LP
40 West 57th Street
19th Floor
New York, New York 10019

Waddell & Reed Investment Management Co
6300 Lamar Avenue
Overland Park, Kansas 66202

WestEnd Advisors, LLC
4064 Colony Road, Suite 130
Charlotte, North Carolina 28211

Western Asset Management Company
385 East Colorado Boulevard
6th Floor
Pasadena, California 91101

Western Asset Management Company Limited
10 Exchange Square
Primrose Street
London EC2A 2EN, United Kingdom

Item 34.  Management Services

Not applicable.

Item 35.  Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 19 to Registration Statement No. 333-64981 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 26th day of October, 2012.

NEW COVENANT FUNDS

BY:  /S/ ROBERT A. NESHER

  Robert A. Nesher
  Trustee, President & Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

* Rosemarie B. Greco	Trustee	October 26, 2012
* William M. Doran	Trustee	October 26, 2012
* George J. Sullivan, Jr.	Trustee	October 26, 2012
* Nina Lesavoy	Trustee	October 26, 2012
* James M. Williams	Trustee	October 26, 2012
* Mitchell A. Johnson	Trustee	October 26, 2012
* Hubert L. Harris, Jr.	Trustee	October 26, 2012
* Timothy P. Clark	Trustee	October 26, 2012
/s/ Robert A. Nesher Robert A. Nesher	Trustee, President & Chief Executive Officer	October 26, 2012

	/s/ Peter A. Rodriguez Peter A. Rodriguez	Controller & Chief Financial Officer	October 26, 2012
*By:	/s/ Robert A. Nesher Robert A. Nesher Attorney-in-Fact

EXHIBIT INDEX

Exhibit No.	Exhibit
EX-99.B(d)(1)	Investment Advisory Agreement, dated February 20, 2012, between the Registrant and SEI Investments Management Corporation ("SIMC").
EX-99.B(g)(1)	Custodian Agreement, dated February 22, 2012, between the Registrant and Brown Brothers Harriman & Co.
EX-99.B(g)(2)	Custody Agreement, dated February 22, 2012, between the Registrant and U.S. Bank National Association.
EX-99.B(h)(3)	Administration Agreement, dated February 22, 2012, between the Registrant and SEI Investments Global Funds Services.
EX-99.B(h)(4)	Social Witness Services and License Agreement, dated February 22, 2012, between the Registrant and New Covenant Trust Company.
EX-99.B(h)(5)	Shareholder Service Plan and Agreement, dated March 15, 2012, between the Registrant and SEI Investments Distribution Co.
EX-99.B(i)	Opinion and Consent of Counsel.
EX-99.B(j)	Consent of Independent Registered Public Accounting Firm.
EX-99.B(p)(2)	Code of Ethics for SEI Investments Distribution Co., dated January 2012.
EX-99.B(p)(3)	Code of Ethics for SEI Investments Global Funds Services, dated June 2011.
EX-99.B(p)(4)	Code of Ethics for New Covenant Funds, as last revised June 9, 2008..
EX-99.B(p)(5)	Code of Ethics for Baillie Gifford Overseas Ltd
EX-99.B(p)(6)	Code of Ethics for J.P. Morgan Investment Management Inc., as last revised January 11, 2012.
EX-99.B(p)(7)	Code of Ethics for Parametric Portfolio Associates LLC, as last revised February 4, 2010.
EX-99.B(p)(8)	Code of Ethics for Sustainable Growth Advisers, LP
EX-99.B(p)(9)	Code of Ethics for Tocqueville Asset Management, LP, as last revised December 30, 2011.
EX-99.B(p)(10)	Code of Ethics for Waddell & Reed Investment Management Co., as last revised May 2010.
EX-99.B(p)(11)	Code of Ethics for WestEnd Advisors, LLC, as last revised August 2012.
EX-99.B(p)(12)	Code of Ethics for Western Asset Management Company, as last revised January 1, 2010.
EX-99.B(p)(13)	Code of Ethics for Western Asset Management Company Limited, as last revised January 1, 2010.